                                                                  EXHIBIT 10.T.2

                          TRUST AND SERVICING AGREEMENT
                          Dated as of September 1, 1998


                                      among


               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
                                     (Trust)


                  FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P.
                                   (Depositor)


                           FINOVA CAPITAL CORPORATION
                                (Loan Originator)


                           FINOVA CAPITAL CORPORATION
                                   (Servicer)


                           FINOVA CAPITAL CORPORATION
                               (Transfer Obligor)


                                       and


                            WILMINGTON TRUST COMPANY
                                 (Owner Trustee)


               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1
               COMMERCIAL MORTGAGE LOAN ASSET-BACKED CERTIFICATES

                                TABLE OF CONTENTS

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                                    ARTICLE I

                                   DEFINITIONS

 Section 1.01 Definitions.......................................................................................     1
 Section 1.02 Other Definitional Provisions.....................................................................    30


                                   ARTICLE II

                                  ORGANIZATION

 Section 2.01 Name ..............................................................................................  31
 Section 2.02 Office ............................................................................................  31
 Section 2.03 Purposes and Powers................................................................................  31
 Section 2.04 Appointment of Owner Trustee.......................................................................  32
 Section 2.05 Initial Capital Contribution of Owner Trust Estate.................................................  32
 Section 2.06 Declaration of Trust...............................................................................  32
 Section 2.07 Title to Trust Property............................................................................  33
 Section 2.08 Situs of Trust.....................................................................................  33


                                   ARTICLE III

                      CONVEYANCE OF THE OWNER TRUST ESTATE;
               ADDITIONAL CLASS A CERTIFICATE PRINCIPAL
                                    BALANCES

 Section 3.01 Conveyance of the Owner Trust Estate; Additional Class A Certificate Principal Balances............  34
 Section 3.02 Ownership and Possession of Loan Files.............................................................  35
 Section 3.03 Books and Records; Intention of the Parties........................................................  36
 Section 3.04 Delivery of Loan Documents.........................................................................  36
 Section 3.05 Acceptance by the Owner Trustee of the Loans; Certain
              Substitutions and Repurchases; Certification by the Custodian................................ .....  39
 Section 3.06 Conditions Precedent to Transfer Dates and Purchase Value Excess Dates.............................  40
 Section 3.07 Termination of Revolving Period....................................................................  42

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                                      -i-
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
 Section 4.01 Representations and Warranties of the Depositor....................................................  43
 Section 4.02 Representations and Warranties of the Loan Originator..............................................  46
 Section 4.03 Representations, Warranties and Covenants of the Servicer..........................................  49
 Section 4.04 Representations and Warranties Regarding Loans.....................................................  52
 Section 4.05 Purchase and Substitution..........................................................................  62
 Section 4.06 Dispositions.......................................................................................  65
 Section 4.07 Loan Originator Put; Servicer Call.................................................................  67
 Section 4.08 Modification of Underwriting Guidelines............................................................  68
 Section 4.09 Covenants of Trust.................................................................................  68
 Section 4.10 Representations and Warranties of the Transfer Obligor.............................................  74


                                    ARTICLE V

                    ADMINISTRATION AND SERVICING OF THE LOANS

 Section 5.01 Duties of the Servicer.............................................................................  76
 Section 5.02 Authority of the Servicer..........................................................................  78
 Section 5.03 Subservicing Agreements Between Servicer and Subservicers..........................................  79
 Section 5.04 Escrow Accounts; Collection of Taxes, Assessments and Similar
                Items............................................................................................  80
 Section 5.05 Maintenance of Insurance Policies..................................................................  81
 Section 5.06 Inspections........................................................................................  82
 Section 5.07 "Due-on-Sale" Clauses; Assumption Agreements.......................................................  82
 Section 5.08 Servicing Advances.................................................................................  83
 Section 5.09 Periodic Advances..................................................................................  83
 Section 5.10 Realization Upon Mortgaged Properties..............................................................  84
 Section 5.11 Sale of Foreclosure Properties.....................................................................  86
 Section 5.12 Management of Foreclosure Property.................................................................  86
 Section 5.13 Release of Files...................................................................................  88
 Section 5.14 Access to Information..............................................................................  88
 Section 5.15 Release of Loan Files..............................................................................  89
 Section 5.16 Servicing Compensation.............................................................................  90
 Section 5.17 Statement as to Compliance and Financial Statements................................................  90
 Section 5.18 Independent Public Accountants' Servicing Report...................................................  92
 Section 5.19 Modifications, Waivers, Amendments and Consents....................................................  92
 Section 5.20 Administration of Lockbox Accounts by the Servicer.................................................  92
 Section 5.21 Collections Lockbox Account........................................................................  93
 Section 5.22 Year 2000 Compliance...............................................................................  94


                                   ARTICLE VI

                     CERTIFICATES AND TRANSFER OF INTERESTS

 Section 6.01 Initial Ownership..................................................................................  94
 Section 6.02 The Certificates...................................................................................  94


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
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 Section 6.03 Execution, Authentication and Delivery of Certificates.............................................   95
 Section 6.04 Additional Class A Certificate Principal Balance...................................................   95
 Section 6.05 Mutilated, Destroyed, Lost or Stolen Certificates..................................................   96
 Section 6.06 Persons Deemed Certificateholders..................................................................   96
 Section 6.07 Access to List of Certificateholders' Names and Addresses..........................................   96
 Section 6.08 Maintenance of Office or Agency....................................................................   96
 Section 6.09 Restrictions on Transfer of Certificates...........................................................   97
 Section 6.10 Registration; Registration of Transfer and Exchange................................................   98
 Section 6.11 Distribution of Principal and/or Interest; Defaulted Interest......................................   99
 Section 6.12 Reserved..........................................................................................   100
 Section 6.13 144A Information..................................................................................   100


                                   ARTICLE VII

                         ESTABLISHMENT OF TRUST ACCOUNTS

 Section 7.01 Collection Account and Distribution Account.......................................................   101
 Section 7.02 Distributions to Certificateholders...............................................................   105
 Section 7.03 Trust Accounts; Trust Account Property............................................................   105
 Section 7.04 Advance Account...................................................................................   108
 Section 7.05 Transfer Obligation Account.......................................................................   108
 Section 7.06 Transfer Obligation...............................................................................   109


                                  ARTICLE VIII

                             STATEMENTS AND REPORTS

 Section 8.01 Statements........................................................................................   111
 Section 8.02 Reserved..........................................................................................   114
 Section 8.03 Valuation of Loans, Hedge Value and Retained Securities Value;
                 Market Value Agent.............................................................................   114


                                   ARTICLE IX

                                     HEDGING

 Section 9.01 Hedging Instruments...............................................................................   115


                                    ARTICLE X

                            ACTIONS BY OWNER TRUSTEE

 Section 10.01 Prior Notice to Certificateholders with Respect to Certain Matters...............................   116
 Section 10.02 Action by Certificateholders with Respect to Certain Matters.....................................   119
 Section 10.03 Restrictions on Certificateholders' Power........................................................   119

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
 Section 10.04 Majority Control.................................................................................  120


                                   ARTICLE XI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

 Section 11.01 General Authority................................................................................  120
 Section 11.02 General Duties...................................................................................  120
 Section 11.03 Action Upon Instruction..........................................................................  120
 Section 11.04 No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions..........  121
 Section 11.05 No Action Except Under Specified Documents or Instructions.......................................  122
 Section 11.06 Restrictions.....................................................................................  122
 Section 11.07 Accounting of Trust Funds; Withholding...........................................................  122
 Section 11.08 Accounting and Reports to Certificateholders, the Internal Revenue Service and Others............  123


                                   ARTICLE XII

                   CONCERNING THE OWNER TRUSTEE; COMPENSATION

 Section 12.01 Acceptance of Trusts and Duties..................................................................  123
 Section 12.02 Furnishing of Documents..........................................................................  124
 Section 12.03 Representations and Warranties...................................................................  125
 Section 12.04 Reliance; Advice of Counsel......................................................................  125
 Section 12.05 Not Acting in Individual Capacity................................................................  126
 Section 12.06 Owner Trustee Not Liable for Certificates or Loans...............................................  126
 Section 12.07 Licenses.........................................................................................  126
 Section 12.08 Fees and Expenses................................................................................  126
 Section 12.09 Indemnification..................................................................................  127
 Section 12.10 Payments to the Owner Trustee....................................................................  127


                                  ARTICLE XIII

                     SUCCESSOR OWNER TRUSTEES AND ADDITIONAL
                                 OWNER TRUSTEES

 Section 13.01 Eligibility Requirements for Owner Trustee.......................................................  127
 Section 13.02 Resignation or Removal of Owner Trustee..........................................................  128
 Section 13.03 Successor Owner Trustee..........................................................................  128
 Section 13.04 Merger or Consolidation of Owner Trustee.........................................................  129
 Section 13.05 Appointment of Co-Owner Trustee or Separate Owner Trustee........................................  129



                                   ARTICLE XIV

                                  THE SERVICER

 Section 14.01 Indemnification; Third Party Claims..............................................................  130
 Section 14.02 Merger or Consolidation of the Servicer..........................................................  132
 Section 14.03 Limitation on Liability of the Servicer and Others...............................................  132
 Section 14.04 Servicer Not to Resign; Assignment...............................................................  132
 Section 14.05 Relationship of Servicer to Trust and the Owner Trustee..........................................  133
 Section 14.06 Servicer May Own Certificates....................................................................  133
 Section 14.07 Indemnification of the Initial Class A Certificateholder.........................................  133


                                   ARTICLE XV

                 SERVICER EVENTS OF DEFAULT; CERTIFICATE EVENTS
                              OF DEFAULT; REMEDIES

 Section 15.01 Events of Default................................................................................  134
 Section 15.02 Appointment of Successor.........................................................................  135
 Section 15.03 Performance and Enforcement of Certain Obligations...............................................  136
 Section 15.04 Accounting Upon Termination of Servicer..........................................................  137
 Section 15.05 Certificate Events of Default....................................................................  137
 Section 15.06 Acceleration of Maturity; Rescission and Annulment...............................................  139
 Section 15.07 Collection of Indebtedness and Suits for Enforcement by Owner Trustee............................  140
 Section 15.08 Remedies; Priorities.............................................................................  142
 Section 15.09 Reserved.........................................................................................  144
 Section 15.10 Limitation of Suits..............................................................................  144
 Section 15.11 Unconditional Rights of Class A Certificateholders to Receive Principal and/or Interest..........  145
 Section 15.12 Restoration of Rights and Remedies...............................................................  145
 Section 15.13 Rights and Remedies Cumulative...................................................................  145
 Section 15.14 Delay or Omission Not a Waiver...................................................................  146
 Section 15.15 Control by Certificateholders....................................................................  146
 Section 15.16 Waiver of Past Defaults..........................................................................  146
 Section 15.17 Undertaking for Costs............................................................................  147
 Section 15.18 Waiver of Stay or Extension Laws.................................................................  147
 Section 15.19 Action on Certificates...........................................................................  147


                                   ARTICLE XVI

                             TERMINATION; PUT OPTION

 Section 16.01 Termination......................................................................................  148
 Section 16.02 Optional Termination.............................................................................  148
 Section 16.03 Notice of Termination; Cancellation of Certificate of Trust......................................  150
 Section 16.04 Put Option.......................................................................................  150


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
 Section 16.05 Form of Put Option Notice........................................................................  150
 Section 16.06 Class A Certificates Mature on Put Date..........................................................  150


                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

 Section 17.01 Acts of Certificateholders.......................................................................  151
 Section 17.02 Amendment........................................................................................  151
 Section 17.03 Recordation of Agreement.........................................................................  152
 Section 17.04 Duration of Agreement............................................................................  152
 Section 17.05 Governing Law....................................................................................  152
 Section 17.06 Notices..........................................................................................  152
 Section 17.07 Severability of Provisions.......................................................................  153
 Section 17.08 No Legal Title to Owner Trust Estate in Certificateholders.......................................  153
 Section 17.09 Counterparts.....................................................................................  153
 Section 17.10 Successors and Assigns...........................................................................  154
 Section 17.11 Headings.........................................................................................  154
 Section 17.12 Actions of Certificateholders....................................................................  154
 Section 17.13 Non-Petition Agreement...........................................................................  154
 Section 17.14 Holders of the Certificates......................................................................  155
 Section 17.15 Due Diligence Fees, Due Diligence................................................................  155


EXHIBIT A           Form of Notice of Additional Class A Certificate Principal
                    Balance

EXHIBIT B           Form of Servicer's Remittance Report to Owner Trustee

EXHIBIT C           Form of T&SA Assignment

EXHIBIT D           [Reserved]

EXHIBIT E-1         Form of Class A Certificate

EXHIBIT E-2         Form of Class B Certificate

EXHIBIT F           Form of Certificate of Trust

EXHIBIT G           Bailee Agreement

EXHIBIT H-1         Form of Transferor Affidavit (144A)

EXHIBIT H-2         Form of Transferee Affidavit (Accredited Investor)

EXHIBIT H-3         Form of Transfer Affidavit

ANNEX A             Tax Considerations

                  This Trust and Servicing Agreement is entered into effective as of September 1, 1998, among FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1, a Delaware business trust (the "Trust"), FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P., a Delaware limited partnership, as Depositor (the "Depositor"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Loan Originator (the "Loan Originator"), FINOVA CAPITAL CORPORATION, a Delaware corporation, as Transfer Obligor (the "Transfer Obligor"), FINOVA CAPITAL CORPORATION, as Servicer (the "Servicer") and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee on behalf of the Certificateholders (in such capacity, the "Owner Trustee").

                              W I T N E S S E T H:

                  In consideration of the mutual agreements herein contained, the Trust, the Depositor, the Loan Originator, the Transfer Obligor, the Servicer and the Owner Trustee hereby agree as follows for the benefit of each of them and for the benefit of the holders of Certificates issued hereunder:


                                    ARTICLE I

                                   DEFINITIONS

                  Section 1.01      Definitions.

                  Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. Unless otherwise specified, all calculations of interest described herein shall be made on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

                  Accrual Period: With respect to the Class A Certificates, the period commencing on and including the preceding Distribution Date (or, in the case of the first Distribution Date, the period commencing on and including the first Transfer Date) and ending on the day preceding the related Distribution Date.

                  Act or Securities Act: The Securities Act of 1933, as amended.

                  Additional Class A Certificate Principal Balance:

                  (a) With respect to each Transfer Date, the aggregate Purchase Value of all Loans conveyed on such date less any Overcollateralization Shortfall as of such date.

                  (b) With respect to each Purchase Value Excess Date, an amount equal to the Additional Class A Certificate Principal Balance that the Trust sells to the Initial Class A Certificateholder pursuant to the Certificate Purchase Agreement on such Purchase Value Excess Date.

                  Adjustable Rate Loan: Any Loan, the Loan Interest Rate with respect to which is subject to adjustment.

                  Administration Agreement: The Administration Agreement, dated as of September 1, 1998, among the Trust and FINOVA Capital Corporation, as Administrator and as Servicer.

                  Administrator: FINOVA Capital Corporation, or any successor in interest thereto, in its capacity as Administrator under the Administration Agreement.

                  Advance Account: The account established and maintained pursuant to Section 7.04.

                  Advance Factor: With respect to each Loan, 85%. The Loan Originator and Initial Class A Certificateholder may agree to such lower Advance Factor as is specified in a supplemental writing with respect to a Loan.

                  Affiliate: With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, the term "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have corresponding meanings.

                  Agreement: This Agreement, as the same may be amended and supplemented from time to time.

                  ALTA: The American Land Title Association and its successors in interest.

                  Appraised Value: The value set forth in an appraisal made in connection with the origination of the related Loan as the value of the Mortgaged Property.

                  Assignment:  A LPA Assignment or T&SA Assignment.

                  Assignment of Mortgage: With respect to any Loan, an assignment in blank of the related Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the assignment and pledge of such Mortgage.

                  Bailee: An entity approved by the Initial Class A Certificateholder in its sole discretion to act as a bailee under the Bailee Agreement.

                  Bailee Agreement: A Bailee Agreement, among the Loan Originator, the Initial Class A Certificateholder, and a Bailee, substantially in the form of Exhibit G attached hereto as the same may be amended, supplemented, or otherwise modified from time to time.

                  Bailee Loan: A Loan (i) which has been designated as such by the Initial Class A Certificateholder in its sole discretion and (ii) for which the associated Custodial Loan Files will be held by a Bailee under the Bailee Agreement and will be delivered to the Custodian as required by Section 3.05(b)(i).

                  Basic Documents: This Agreement, the Administration Agreement, the Custodial Agreement, the Loan Purchase Agreement, the Certificate Purchase Agreement, each Hedging Instrument, the Master Loan Purchase Agreement and, as and when required to be executed and delivered, the Assignments and the Lockbox Agreement.

                  Benefit Plan Investor: Shall have the meaning assigned to such term in Section 6.09(b).

                  Best's: Best's Key Rating Guide, as the same shall be amended from time to time.

                  Borrower: The obligor or obligors on a Promissory Note.

                  Business Day: Any day other than (i) a Saturday or Sunday, or
(ii) a day on which banking institutions in New York City or in the city in which the corporate trust office of the Owner Trustee is located or the city in which the Servicer's servicing operations are located are authorized or obligated by law or executive order to be closed.

                  Business Trust Statute: Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

                  CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act, or any successor statute thereto.

                  Certificate: Any one of the Class A Certificates or Class B Certificates.

                  Certificate Event of Default: shall have the meaning provided in Section 15.05 hereof.

                  Certificate of Trust: The Certificate of Trust in the form of Exhibit F to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  Certificate Purchase Agreement: The Certificate Purchase Agreement among MSSFI, the Trust and the Depositor, dated as of September 29, 1998.

                  Certificate Register and Certificate Registrar have the respective meanings specified in Section 6.10 hereof.

                  Certificateholder or Holder: The Person in whose name a Certificate is registered.

                  Class A Certificate: Any one of the Class A Certificates executed by the Trust and authenticated by the Owner Trustee in substantially the form set forth in Exhibit E-1 hereto.

                  Class A Certificate Interest Rate: Interest will accrue on the Class A Certificates on each day at a per annum interest rate equal to LIBOR for the related LIBOR Determination Date plus the LIBOR Margin for such day.

                  Class A Certificate Principal Balance: With respect to the Class A Certificates, as of any date of determination (a) the sum of the Additional Class A Certificate Principal Balances of all Class A Certificates transferred on or prior to such date pursuant to the Certificate Purchase Agreement less (b) all amounts previously distributed in respect of principal of the Class A Certificates prior to such day.

                  Class A Certificate Redemption Amount: As of any date of determination, an amount without duplication equal to the sum of (i) then outstanding Class A Certificate Principal Balance plus all accrued and unpaid interest thereon (ii) any Trust Fees and Expenses due and unpaid on such date,
(iii) any Servicing Advance Reimbursement Amount and (iv) any Nonrecoverable Periodic Advances.

                  Class A Certificateholder: The person in whose name a Class A Certificate is registered.

                  Class B Certificate: Any one of the Class B Certificates executed by the Trust and authenticated by the Owner Trustee in substantially the form set forth in Exhibit E-2 hereto.

                  Class B Certificateholder: The person in whose name a Class B Certificate is registered.

                  Clean-up Call Date: The first Distribution Date occurring on or after the end of the Revolving Period on which the Class A Certificate Principal Balance declines to 10% or less of the aggregate Class A Certificate Principal Balance as of the end of the Revolving Period.

                  Closing Date: September 29, 1998.

                  Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated by the United States Treasury thereunder.

                  Collection Account: The account designated as such, established and maintained by the Servicer in accordance with Section 7.01(a)(1) hereof.

                  Collection Account Trigger Event: In the event the Servicer does not have a long term unsecured debt rating from Moody's of at least "Baa2" and a long term unsecured debt rating of at least "BBB" by S&P.

                  Collections Lockbox Account: An Eligible Account held by the Collections Lockbox Bank acceptable to the Majority Certificateholders.

                  Collections Lockbox Agreement: An agreement acceptable to the Owner Trustee and the Majority Certificateholders among the Collections Lockbox Bank, the Servicer, the Depositor, the Trust and the Owner Trustee.

                  Collections Lockbox Bank: A depository institution named by the Servicer and agreed to by the Majority Certificateholders.

                  Collections Lockbox Trigger Event: The Majority Certificateholders, in their sole discretion may declare the occurrence of a Collections Lockbox Trigger Event at any time after Midland Loan Services, Inc. (or another Subservicer acceptable to the Majority Certificateholders) ceases to be a Subservicer hereunder. The foregoing notwithstanding, the Majority Certificateholders shall not be entitled to declare the occurrence of a Collections Lockbox Trigger Event (1) if Servicer services the Loans directly without a Subservicer or (2) if FINOVA Portfolio Services Inc. is Subservicer.

                  Commercial Loan: A Loan secured by a first mortgage lien on a retail, office, hotel or other commercial property.

                  Commission:  The Securities and Exchange Commission.

                  Condemnation Proceeds: With respect to a Loan, all awards or settlements in respect of the related Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation.

                  Corporate Trust Office: With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North , Attention: Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number: (302) 651-1000; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor Owner Trustee will notify the Owners).

                  Custodial Agreement: The custodial agreement dated as of September 1, 1998, among the Trust, the Owner Trustee, the Servicer and the Custodian, providing for the retention of the Custodial Loan Files by the Custodian on behalf of the Owner Trustee.

                  Custodial Loan File:  As defined in Section 3.04.

                  Custodian: Any custodian pursuant to the Custodial Agreement, which custodian shall not be affiliated with the Servicer, the Loan Originator, any Subservicer or the Depositor. LaSalle National Bank, a national banking association, shall be the initial Custodian pursuant to the terms of the Custodial Agreement.

                  Custodian Fee: If applicable, the annual fee payable to the Custodian, calculated and payable monthly on each Distribution Date pursuant to
Section 7.01(c)(3)(i) hereof equal to the fee, if any, set forth in the Custodial Agreement.

                  Daily Interest Accrual Amount: With respect to each day, interest accrued at the Class A Certificate Interest Rate with respect to such day on the Class A Certificate Principal Balance as of the preceding Business Day after giving effect to all changes to the Class A Certificate Principal Balance on or prior to such preceding day.

                  Deemed Cured: A Performance Trigger or Rapid Amortization Trigger shall be Deemed Cured on the 31st consecutive day on which the condition that originally gave rise to such event has not continued, provided, however, if all Put/Call Loans that are 30 or more days Delinquent are purchased as the result of the exercise of a Servicer Call, then a Performance Trigger or a Rapid Amortization Trigger, as the case may be, shall be Deemed Cured as of the date of the receipt of the Purchase Price therefor.

                  Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Servicer Event of Default or a Certificate Event of Default.

                  Defaulted Loan: With respect to any date of determination, any Loan, including, without limitation, any Liquidated Loan with respect to which any of the following has occurred as of the end of the preceding Due Period: (a) foreclosure or similar proceedings have been commenced; (b) any portion of a Monthly Payment becomes 59 days past due by the related Borrower; or (c) the Servicer or any Subservicer has determined in good faith and in accordance with the Servicing Standard that such Loan is in default or imminent default.

                  Defective Loan: As defined in Section 4.05(a) hereof.

                  Deleted Loan: A Loan replaced or to be replaced by one or more than one Qualified Substitute Loan.

                  Delinquent: A Loan is "Delinquent" if any Monthly Payment due thereon is not made by the close of business on the day such Monthly Payment is required to be paid. A Loan is "30 days Delinquent" if any Monthly Payment due thereon has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such Monthly Payment was required to be paid or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was required to be paid on the 31st day of such month), then on the last day of such immediately succeeding month. The determination of whether a Loan is "60 days Delinquent," "90 days Delinquent", etc., shall be done in like manner.

                  Delivery: When used with respect to Trust Account Property means:

               (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery

          (except with respect to Trust Account Property consisting of certificated securities (as defined in Section 8-102(a)(4) of the UCC)), physical delivery to the Owner Trustee or its custodian endorsed to the Owner Trustee or its custodian or endorsed in blank;

                  (b) with respect to a certificated security (i) delivery of such certificated security endorsed to, or registered in the name of, the Owner Trustee or endorsed in blank to a securities intermediary (as defined in Section 8-102(a)(14) of the UCC) and the making by such securities intermediary of appropriate entries in its records identifying such certificated securities as credited to the securities account (as defined in Section 8-501(a) of the UCC) of the Owner Trustee, or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102(5) of the UCC) and the making by such clearing corporation of appropriate entries in its records crediting the securities account of a securities intermediary by the amount of such certificated security and the making by such securities intermediary of appropriate entries in its records identifying such certificated securities as credited to the securities account of the Owner Trustee (all of the Trust Account Property described in subsections (a) and (b), "Physical Property");

                  and, in any event, any such Physical Property in registered form shall be registered in the name of the Owner Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property (as defined herein) to the Owner Trustee or its nominee or custodian, consistent with then applicable law or regulations or the interpretation thereof;

                  (c) with respect to any security issued by the U.S. Treasury, FNMA or FHLMC that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: the making by a Federal Reserve Bank of an appropriate entry crediting such Trust Account property to an account of a securities intermediary that is also a "participant" pursuant to applicable federal regulations; the making by such securities intermediary of appropriate entries in its records crediting such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations and Articles 8 and 9 of the UCC to the securities account of the Owner Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Owner Trustee or its nominee or custodian, consistent with then applicable law or regulations or the interpretation thereof; and

                  (d) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (c) above, registration in the records of the Trust thereof in the name of the securities intermediary, and the making by such securities intermediary of appropriate entries in its records crediting such uncertificated certificates to the Owner Trustee.

                  Depositor: FINOVA Realty Capital Warehouse Funding, L.P., a Delaware limited partnership, and any successor thereto.

                  Determination Date: With respect to any Distribution Date, the second Business Day immediately preceding such Distribution Date.

                  Disclosure Certificates: means the loan disclosure certificates prepared by the Loan Originator's counsel for each Loan and included in the Due Diligence Package for each Loan and any separate disclosure certificates with respect to any Loan which has been prepared by the Loan Originator and is included in the Due Diligence Package for such Loan.

                  Disposition: A Securitization, Whole Loan Sale transaction, or other disposition of Loans, in each case by the Trust.

                  Disposition Agent: Morgan Stanley & Co. Incorporated and its successors and assigns acting at the direction of the Majority
Certificateholders.

                  Disposition Participant: With respect to a Disposition, any "depositor" with respect to such Disposition, the Disposition Agent, the Majority Certificateholders, the Trust, the Servicer, the trustee and the custodian thereunder, any nationally recognized credit rating agency, the related underwriters, the related placement agent, the related credit enhancer, the related whole-loan purchaser, the related purchaser of securities and/or any other party necessary or, in the good faith belief of any of the foregoing, desirable to effect a Disposition.

                  Disposition Proceeds: With respect to a Disposition, (x) the proceeds of the Disposition remitted to the Trust in respect of the Loans transferred on the date of and with respect to such Disposition, including without limitation, any cash and Retained Securities created in any related Securitization less all costs, fees and expenses incurred in connection with such Disposition, including, without limitation, all amounts deposited into any reserve funds upon the closing thereof plus or minus (y) the net positive or net negative value of all Hedging Instruments terminated in connection with such Disposition minus (z) all other amounts agreed upon in writing by the Initial Class A Certificateholder, the Trust and the Servicer.

                  Distribution Account: The account established and maintained pursuant to Section 7.01(a)(2) hereof.

                  Distribution Date: The 11th day of each calendar month commencing on the first such 11th day to occur after the first Transfer Date, or if any such day is not a Business Day, the first Business Day immediately following such day, provided that the final Distribution Date will be the Put Date or date of a Disposition. From time to time, the Majority Certificateholders and the Trust may agree, upon written notice to the Owner Trustee, to additional Distribution Dates in accordance with Section 7.01(c)(4).

                  Due Date: The day of the month on which the Monthly Payment is due from the Borrower with respect to a Loan.

                  Due Diligence Fees: Shall have the meaning provided in Section
17.15 hereof.

                  Due Diligence Package: With respect to Loans transferred on a Transfer Date: (i) the Disclosure Certificate, (ii) a credit committee approval, including: (a) a summary of the transaction, (b) a summary of the appraisal, (c) a summary of the environmental report, (d) a summary of the engineering report,
(e) a summary of any other third party reports, if applicable, and (f) the Initial Class A Certificateholder reserves the right to request originals of any of the foregoing documents.

                  Due Period: With respect to any Determination Date or Distribution Date, the period commencing on and including the preceding Determination Date (or, in the case of the first Distribution Date, the period commencing on and including the first Transfer Date) and ending on the day preceding the related Determination Date.

                  Eligible Account: At any time, an account which is: (i) maintained with a depository institution or trust company (A) the long-term debt obligations of which are at such time rated by each Rating Agency in one of their three highest long-term rating categories or (B) the short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category; (ii) fully insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC; (iii) a trust account (which shall be a "segregated trust account") maintained with the corporate trust department of a federal or state chartered depository institution or trust company with trust powers and acting in its fiduciary capacity for the benefit of the Owner Trustee and the Trust, which depository institution or trust company shall have capital and surplus of not less than $50,000,000; or (iv) with the prior written consent of the Majority Certificateholders, any other account. (Each reference in this definition of "Eligible Account" to the Rating Agency shall be construed as a reference to Moody's and S&P).

                  Eligible Servicer: A Person that (a) (i) has demonstrated the ability professionally and competently to service a portfolio of commercial mortgage loans similar to the Loans and (ii) has a net worth calculated in accordance with GAAP of at least $5,000,000 or (b) any other Person to which the Majority Certificateholders may consent in writing.

                  Environmental Laws: Any environmental law, ordinance, rule, regulation or order of a federal, state or local governmental authority, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections
9601 et seq.), the Hazardous Material Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.), the Federal Water Pollution
Control Act, as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air
Act (42 U.S.C. Sections 7401 et seq.) and the regulations promulgated pursuant thereto.

                  ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                  Escrow Account:  As defined in Section 5.04.

                  Escrow Payments: With respect to any Loan, the amounts constituting ground rents, taxes, assessments, water rates, sewer rents, municipal charges, fire, hazard, liability and other insurance premiums, condominium charges, and any other payments required to be escrowed by the related Borrower with the lender pursuant to the Mortgage or any other document.

                  Event of Default: Either a Servicer Event of Default or a Certificate Event of Default.

                  Exchange Act: The Securities Exchange Act of 1934, as amended.

                  Expected Final Distribution Date: The Expected Final Distribution Date with respect to the Class A Certificates shall be October 1, 2019, or, if such day is not a Business Day, then the next Business Day, or such later date as may be agreed in writing by the Majority Certificateholders, provided that if the Majority Certificateholders shall exercise the Put Option or a Disposition shall occur, the Expected Final Distribution Date shall be the earlier of the Put Date and the date of a Disposition.

                  Expenses: Shall have the meaning assigned to such term in
Section 12.09.

                  FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

                  FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

                  Final Put Date: As defined in Section 16.05 hereof.

                  FNMA: The Federal National Mortgage Association and any successor thereto.

                  Foreclosed Loan: As of any date of determination, any Loan that as of the end of the preceding Due Period has been discharged as a result of (i) the completion of foreclosure or comparable proceedings by the Servicer, on behalf of the Trust; (ii) the Owner Trustee's acceptance of the deed or other evidence of title to the related Mortgaged Property in lieu of foreclosure or other comparable proceeding; or (iii) the acquisition by the Owner Trustee of title to the related Mortgaged Property by operation of law.

                  Foreclosure Property: Any real property securing a Foreclosed Loan that has been acquired by the Servicer on behalf of the Trust through foreclosure, deed in lieu of foreclosure or similar proceedings in respect of the related Loan.

                  GAAP: Generally accepted accounting principles as in effect in the United States.

                  General Partner: FINOVA Warehouse Funding Inc., the general partner of the Depositor.

                  Ground Lease: A lease for all or any portion of the real property comprising the Mortgaged Property, the lessee's interest in which is held by the Borrower of the related Loan.

                  Gross Margin: With respect to each Adjustable Rate Loan, the fixed percentage amount set forth in the related Promissory Note.

                  Hazardous Materials: Any substance or material as may be defined as a hazardous or toxic substance under any applicable Environmental Law, including, without limitation, gasoline, petroleum products, explosives, radioactive materials, polychlorinated biphenyls or related or similar materials, or asbestos or any material containing asbestos.

                  Hedge Funding Requirement: With respect to any day, all amounts required to be paid or delivered by the Trust under any Hedging Instrument, whether in respect of payments thereunder or in order to meet margin, collateral or other requirements thereof.

                  Hedge Value: With respect to any Business Day and a specific Hedging Instrument, the positive amount, if any, that is equal to the amount that would be paid to the Trust in consideration of an agreement between the Trust and an unaffiliated third party, that would have the effect of preserving for the Trust the net economic equivalent, as of such Business Day, of all payment and delivery requirements payable to and by the Trust under such Hedging Instrument until the termination thereof, as determined by the Market Value Agent in accordance with Section 8.03 hereof.

                  Hedging Counterparty: A Person (i) (A) the long-term and commercial paper or short-term deposit ratings of which are acceptable to the Majority Certificateholders and (B) which shall agree in writing that, in the event that any of its long-term or commercial paper or short-term deposit ratings cease to be at or above the levels deemed acceptable by the Majority Certificateholders, it shall secure its obligations in accordance with the reasonable request of the Majority Certificateholders, (ii) that has entered into a Hedging Instrument and (iii) that is acceptable to the Majority Certificateholders.

                  Hedging Instrument: Any interest rate cap agreement, interest rate floor agreement, interest rate swap agreement or other interest rate hedging agreement entered into by the Trust with a Hedging Counterparty, and which requires the Hedging Counterparty to deposit all amounts payable thereby directly to the Collection Account. Each Hedging Instrument shall meet the requirements set forth in Article IX hereof with respect thereto.

                  Indemnified Party: Any Person whom the Trust or the Depositor is required to indemnify under any Trust/Depositor Indemnity.

                  Independent: When used with respect to any specified Person, such Person (i) is in fact independent of the Loan Originator, the Transfer Obligor, the Servicer, the Depositor or any of their respective Affiliates, (ii) does not have any direct financial interest in, or any material indirect financial interest in, any of the Loan Originator, the Transfer Obligor, the Servicer, the Depositor or any of their respective Affiliates and (iii) is not connected with any of the Loan Originator, the Transfer Obligor, the Servicer, the Depositor or any of their respective Affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Loan Originator, the Transfer Obligor, the Servicer, the Depositor or any of their respective Affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Loan Originator, the Transfer Obligor, the Servicer, the Depositor or any of their respective Affiliates, as the case may be.

                  Index: With respect to each Adjustable Rate Loan, the index set forth in the related Promissory Note for the purpose of calculating the interest rate thereon.

                  Initial Class A Certificateholder:  MSSFI.

                  Insurance Policies: With respect to any Mortgaged Property, any related insurance policy.

                  Insurance Proceeds: With respect to any Mortgaged Property, all amounts collected in respect of Insurance Policies and not required either pursuant to applicable law or the related Loan Documents to be applied to the restoration of the related Mortgaged Property or paid to the related Borrower.

                  Interest Carry-Forward Amount: With respect to any Distribution Date, the excess, if any, of (A) the Interest Payment Amount for such Distribution Date plus the Interest Carry-Forward Amount for the prior Distribution Date over (B) the amount in respect of interest that is actually distributed from the Distribution Account on such Distribution Date in respect of the interest for such Distribution Date.

                  Interest Distribution Amount: With respect to any Distribution Date, the sum of the Daily Interest Accrual Amounts for all days in the related Accrual Period.

                  Interest Rate Adjustment Date means, with respect to each Adjustable Rate Loan, the date, specified in the related Promissory Note and the Loan Schedule, on which the Loan Interest Rate is adjusted.

                  Large Balance Loans: Multifamily Loans or Commercial Loans which have an outstanding principal balance equal to or greater than $25,000,000.

                  LIBOR: With respect to each day, the rate for United States dollar deposits for one month that appears on the Telerate Screen Page 3750 as of 11:00 a.m., London time, on the related LIBOR Determination Date. If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Initial Class A Certificateholder), LIBOR for the applicable day will be the Reference Bank Rate. If no such quotations can be obtained by the Initial Class A Certificateholder and no Reference Bank Rate is available, LIBOR will be LIBOR applicable to the first preceding day on which LIBOR has been determined in accordance with this definition.

                  LIBOR Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                  LIBOR Determination Date: With respect to each day that is a LIBOR Business Day, such LIBOR Business Day, and with respect to any day that is not a LIBOR Business Day, the LIBOR Business Day preceding such day, as determined by the Initial Class A Certificateholder.

                  LIBOR Margin: With respect to each day, the percentage corresponding to the Value Shortfall Percentage as of such day, as set forth in the following table:

LIBOR Margin:                        Value Shortfall Percentage:

0.65%                                >= 8.00%

1.15%                                >=5.00%, but <8.00%

2.15%                                <5.00%

provided that the LIBOR Margin shall be equal to 2.15% upon the occurrence of an Event of Default or for the period commencing on the Clean-up Call Date

                  Liquidated Loan: With respect to any date of determination, any Foreclosure Property or any Loan in respect of which a Monthly Payment is in excess of 30 days past due and as to which the Servicer has determined, in accordance with the Servicing Standard, that all amounts which it reasonably and in good faith expects to collect have been recovered from or on account of such Loan or the related Foreclosure Property; provided, however, that in any event such Loan or the related Foreclosure Property shall be deemed uncollectible and therefore be a Liquidated Loan upon the earliest to occur of: (a) the liquidation of the related Foreclosure Property, (b) the determination by the Servicer, in accordance with the Servicing Standard, that no further amounts are collectible from the Loan and any related Mortgaged Property, or (c) the date on which any portion of a Monthly Payment on any Loan is in excess of 59 days past due (without regard to any applicable grace periods).

                  Liquidated Loan Losses: With respect to any date of determination, the difference between (i) the aggregate Principal Balances as of such date of all Loans that became Liquidated Loans and (ii) all Liquidation Proceeds allocable to principal received prior to such date.

                  Liquidation Proceeds: With respect to a Liquidated Loan, any cash amounts received in connection with the liquidation of such Liquidated Loan, whether through trustee's sale, foreclosure sale or other disposition, any cash amounts received in connection with the management of the Mortgaged Property from Defaulted Loans and any other amounts required to be deposited in the Collection Account pursuant to Section 7.01(b)(1) hereof, in each case other than Insurance Proceeds and Released Mortgaged Property Proceeds.

                  Loan: Any Commercial Loan or Multifamily Loan sold to the Trust hereunder, which loan includes, without limitation, (i) a Promissory Note and related Mortgage and (ii) all right, title and interest of the Loan Originator in and to the Mortgaged Property covered by such Mortgage. The term Loan shall be deemed to include the related Promissory Note, related Mortgage and related Foreclosure Property, if any. The term Loan shall exclude any Loan which has been removed from the Trust pursuant to the terms of the Basic Documents.

                  Loan Documents: With respect to a Loan, the documents comprising the Custodial Loan File for such Loan.

                  Loan File: With respect to each Loan, the Custodial Loan File and the Servicer's Loan File.

                  Loan Interest Rate: With respect to each Loan, the annual rate of interest borne by the related Promissory Note, as shown on the Loan Schedule, as the same may be modified by the Servicer in accordance with Section 5.01 hereof and, in the case of an Adjustable Rate Loan, as the same may be periodically adjusted in accordance with the terms of such Loan.

                  Loan Interest Rate Cap: With respect to an Adjustable Rate Loan, the limit on each Loan Interest Rate adjustment as set forth in the related Promissory Note.

                  Loan Originator: FINOVA Capital Corporation, in its capacity as the Loan Originator hereunder.

                  Loan Originator Put: The mandatory repurchase by the Loan Originator, at the option of the Majority Certificateholders, of a Loan pursuant to Section 4.07(a) hereof.

                  Loan Pool: As of any date of determination, the pool of all Loans conveyed to the Trust pursuant to this Agreement on all Transfer Dates up to and including such date of determination, which Loans have not been conveyed by the Trust pursuant to the terms of the Basic Documents, together with the rights and obligations of a holder thereof, and the payments thereon and proceeds therefrom received after the applicable Transfer Cutoff Date, as identified from time to time on the Loan Schedule.

                  Loan Purchase Agreement: The Loan Purchase Agreement between the Loan Originator and the Depositor, dated as of September 1, 1998, and all supplements thereto.

                  Loan Schedule: The schedule of Loans conveyed to the Trust and delivered to the Initial Class A Certificateholder in the form of a computer-readable transmission specifying the following information with respect to each Loan conveyed on such date: (i) the Loan identifying number, (ii) the Borrower's name, (iii) the street address, city, county, state and zip code of the related Mortgaged Property, (iv) the Transfer Cutoff Date Principal Balance,
(v) the Loan Interest Rate as of the Transfer Cutoff Date, (vi) if such Loan is an Adjustable Rate Loan, the Index thereof, the Gross Margin thereof, the Loan Interest Rate of the Loan, the Loan Interest Rate Cap, the loan interest floor, if any, and the Interest Rate Adjustment Date of the Loan, (vii) if such Loan is an Adjustable Rate Loan converting to a fixed rate

Loan, or vice versa, the conversion date thereof, (viii) whether the Loan is a Commercial Loan or a Multifamily Loan, (ix) the origination date of the Loan,
(x) the maturity date of the Loan, (xi) the amount of the Monthly Payment, (xii) the current Loan Interest Rate, (xiii) a flag indicating a balloon payment,
(xiv) the Appraised Value, (xv) the LTV, (xvi) whether a "lockout" period exists, and if so, the duration thereof, (xvii) the property type, i.e. office or retail, (xviii) a code indicating whether the Loan is a Bailee Loan, (xix) the Advance Factor, and (xx) such other information as may be reasonably requested by the Majority Certificateholders.

                  Loan Schedule and Exceptions Report: The meaning set forth in the Custodial Agreement.

                  Loan Servicing: As defined in Section 5.01.

                  Loan-to-Value Ratio or LTV: With respect to any Loan, the ratio of the original outstanding principal amount of the Loan to the lesser of
(a) the Appraised Value of the Mortgaged Property at origination or (b) if the Mortgaged Property was purchased within 12 months of the origination of the Loan, the purchase price of the Mortgaged Property.

                  Lockbox Account: A "lockbox" or similar account required to be established under the terms of any Loan for the collection of rents, accounts receivable or other funds or amounts, with respect to the related Mortgaged Property.

                  LPA Assignment: An Assignment of Loans from the Loan Originator to the Depositor under the Loan Purchase Agreement.

                  Majority Certificateholders: The holder or holders of in excess of 50% of the Class A Certificate Principal Balance.

                  Market Value: With respect to each Loan and each Business Day, the Market Value of such Loan as of such Business Day as determined by the Market Value Agent in accordance with Section 8.03 hereof.

                  Market Value Agent: Morgan Stanley & Co. Incorporated and its successors and assigns.

                  Master Loan Purchase Agreement: The Master Loan Purchase Agreement among the Loan Originator, FINOVA Realty Capital, Inc. and FINOVA Realty Capital of Greater Florida, Inc., dated as of September 1, 1998, and all supplements thereto.

                  Maximum Certificate Principal Balance: $1,000,000,000.

                  Monthly Payment: The scheduled monthly payment of principal and/or interest required to be made by an Borrower on the related Loan, as set forth in the related Promissory Note.

                  Moody's: Moody's Investors Service, Inc., or any successor thereto.

                  Mortgage: With respect to any Loan, the mortgage, deed of trust or other instrument securing the related Promissory Note, which creates a first lien on the fee in real property and/or a first lien on the leasehold estate in real property securing the Promissory Note and the assignment of rents and leases related thereto.

                  Mortgaged Property: With respect to a Loan, the related Borrower's fee and/or leasehold interest in the real property (and/or all improvements, buildings, fixtures, building equipment and personal property thereon (to the extent applicable) and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by the related Promissory Note.

                  MSSFI:  Morgan Stanley Securitization Funding Inc.

                  Multifamily Loan: A Loan secured by a first mortgage lien on a five-or-more family residential property.

                  Net Liquidation Proceeds: With respect to any Distribution Date, Liquidation Proceeds received during the period commencing on the preceding Distribution Date and ending on the Business Day immediately prior to such Distribution Date, net of any reimbursements to the Servicer made from such amounts for any unreimbursed Servicing Compensation, Servicing Advances and Periodic Advances (including Nonrecoverable Servicing Advances and Nonrecoverable Periodic Advances) made and any other fees and expenses paid in connection with the foreclosure, conservation and liquidation of the related Liquidated Loans or Foreclosure Properties pursuant to Section 5.11 hereof.

                  Net Loan Interest Rate: With respect to each Loan, the related Loan Interest Rate, less the rate at which the Servicing Fee is calculated.

                  Net Loan Losses: With respect to any Defaulted Loan that is subject to a modification pursuant to Section 5.19 hereof, an amount equal to the portion of the Principal Balance, if any, released in connection with such modification.

                  Non-permitted Foreign Holder: Shall have the meaning set forth in Section 6.09.

                  Nonrecoverable Periodic Advance: Any portion of a Periodic Advance previously made or proposed to be made in respect of a Loan which has not been previously reimbursed to the Servicer and which, in the good faith judgment of the Servicer, will not, or in the case of a proposed Periodic Advance would not, be ultimately recoverable from Liquidation Proceeds or other recoveries in respect of the related Loan. The determination by the Servicer that (i) it has made a Nonrecoverable Periodic Advance or (ii) that any proposed advance, if made, would constitute a Nonrecoverable Periodic Advance, shall be evidenced by a certificate of a Servicing Officer promptly delivered to the Initial Class A Certificateholder detailing the reasons for such determination.

                  Nonrecoverable Servicing Advance: With respect to any Foreclosure Property, (a) any Servicing Advance previously made and not reimbursed from late collections, Liquidation Proceeds, Insurance Proceeds or the Released Property Proceeds or (b) a Servicing Advance proposed to be made in respect of a Loan or Foreclosure Property either of which, in the good faith business judgment of the Servicer, as evidenced by an Officer's Certificate delivered to the Initial Class A Certificateholder, would not be ultimately recoverable.

                  Non-U.S. Person:  A person other than a "U.S. Person."

                  Officer's Certificate: A certificate signed by a Responsible Officer of the Depositor, the Servicer, the Trust, the Transfer Obligor or the Loan Originator, in each case, as required by this Agreement.

                  Opinion of Counsel: A written opinion of counsel who may be employed by the Transfer Obligor, Loan Originator, the Servicer, the Depositor or any of their respective Affiliates.

                  Origination Date: With respect to each Loan, the date of the Promissory Note relating to such Loan, unless such information is not provided by the Loan Originator with respect to such Loan, in which case the Origination Date shall be deemed to be the date that is 40 days prior to the date of the first payment under the Promissory Note relating to such Loan.

                  Outstanding: With respect to any Certificate and as of the date of determination, any Certificate theretofore authenticated and delivered under this Agreement except:

                  (i) Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation;

                  (ii) Certificates or portions thereof the payment for which money in the necessary amount has theretofore been deposited with the Owner Trustee or any Paying Agent in trust for the Certificateholders (provided, however, that if such Certificates are to be redeemed, notice of such redemption has been duly given pursuant to this Agreement or provision for such notice satisfactory to the Owner Trustee has been made); and

                  (iii) Certificates in exchange for or in lieu of which other Certificates have been authenticated and delivered pursuant to this Agreement unless proof satisfactory to the Owner Trustee is presented that any such Certificates are held by a bona fide purchaser; provided, however, that in determining whether the Certificateholders representing the requisite Percentage Interests of the Outstanding Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Basic Document, Certificates owned by the Depositor, any other obligor upon the Certificates, the Loan Originator or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Owner Trustee actually knows to be owned in such manner shall be disregarded. Certificates owned in such manner that have been pledged in good faith may be regarded as Outstanding if the pledgee certifies to the Owner Trustee (i) that the pledgee has the right so to act with respect to such Certificates and (ii) that the pledgee is not the Trust, any other obligor upon the Certificates, the Loan Originator or any Affiliate of any of the foregoing Persons.

                  Overcollateralization Shortfall: With respect to any Business Day, an amount equal to the positive difference, if any, between (a) the Class A Certificate Principal Balance on such Business Day and (b) (i) the aggregate Purchase Value of all Loans in the Loan Pool on such Business Day, or (ii) in the event that a Performance Trigger shall have occurred and not been Deemed Cured, the aggregate Purchase Value of all Loans in the Loan Pool on such Business Day multiplied by 0.98, provided, however, that on (A) the Expected Final Distribution Date, (B) the occurrence of a Rapid Amortization Trigger, or
(C) the Distribution Date on which the Trust is to be terminated pursuant to
Section 16.02 hereof, the Overcollateralization Shortfall shall be equal to the Class A Certificate Principal Balance. Notwithstanding anything to the contrary herein, in no event shall the Overcollateralization Shortfall with respect to any Distribution Date exceed the Class A Certificate Principal Balance as of such date. With the written consent of the Majority Certificateholders in their sole discretion, if as of such Business Day, no Rapid Amortization Trigger or Event of Default shall be in effect, the Overcollateralization Shortfall shall be reduced (but in no event to an amount below zero) by all or any portion of the aggregate Hedge Value as of such Business Day as the Majority Certificateholders may, in their sole discretion, designate in writing.

                  Owner Trustee: Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under this Agreement, and any successor Owner Trustee hereunder.

                  Owner Trustee Fee: The annual fee calculated for each year during the term of this Agreement. Such fee shall be $4,000 if the Class A Certificate Principal Balance on September 30th of such year is less than or equal to $500,000,000, and shall be $5,000 if the Class A Certificate Principal Balance on September 30th of such year is greater than $500,000,000, such fee shall be payable in equal monthly installments to the Servicer which shall in turn pay, in one lump sum, such fee to the Owner Trustee on September 30th each year during the term of this Agreement. The fee payable on September 30, 1999 shall be $4,000.

                  Owner Trust Estate: The contribution of $1 referred to in
Section 2.05 and the assets subject to this Agreement and assigned to the Trust, which assets consist of: (i) such Loans as from time to time are subject to this Agreement as listed in the Loan Schedule, as the same may be amended or supplemented on each Transfer Date, by the removal of Deleted Loans and by the addition of Qualified Substitute Loans, together with the Servicer's Loan Files and the Custodial Loan Files relating thereto and all proceeds thereof, (ii) the Mortgages and security interests in Mortgaged Property, (iii) all payments in respect of interest due with respect to each Loan on or after the related Transfer Cutoff Date and all payments in respect of principal received after such Transfer Cutoff Date, (iv) such assets as from time to time are identified as Foreclosure Property, (v) such assets and funds as are from time to time deposited in the Distribution Account, Collection Account, the Transfer Obligation Account, the Lockbox Account, if any, and each REO Account, if any, including, without limitation, amounts on deposit in such accounts that are invested in Permitted Investments,
(vi) lenders' rights under all Insurance Policies and to any Insurance Proceeds,
(vii) lenders' rights to any Condemnation Proceeds, (viii) Net Liquidation Proceeds and Released Mortgaged Property Proceeds, (ix) all right, title and interest of the Loan Originator in and to the obligations of Hedging Counterparties under Hedging Instruments and (x) all right, title and interest of the Depositor and Trust in and under the Basic Documents including, without limitation, the obligations of the Loan Originator under the Loan Purchase Agreement pursuant to which the Depositor acquired the Loans from the Loan Originator, and all proceeds of any of the foregoing.

                  Paying Agent: The Wilmington Trust Company or any other Person that meets the eligibility standards for the Owner Trustee specified in Section 4.09(c) hereof and is authorized by the Trust to make payments to and distributions from the Collection Account and the Distribution Account, including distribution of principal of or interest on the Certificates on behalf of the Trust.

                  Payment Statement:  As defined in Section 8.01(b) hereof.

                  Percentage Interest: With respect to the Class A Certificates or Class B Certificates, the Percentage Interest as set forth on the face thereof.

                  Performance Trigger: With respect to any Business Day, a Performance Trigger shall mean the existence of one or more of the following conditions as of such Business Day:

                  (i) the aggregate Principal Balance of all Loans that are 30 or more days Delinquent as of such Business Day divided by the Pool Principal Balance as of such Business Day is greater than 1.0%;

                  (ii) the aggregate Principal Balance of all Loans that are 60 or more days Delinquent as of such Business Day divided by the Pool Principal Balance as of such Business Day is greater than 0.05%;

                  (iii) the aggregate Liquidated Loan Losses from the Closing Date are greater than $100,000; and

                  (iv) (x) the aggregate Liquidated Loan Losses for the three calendar month period preceding such Business Day divided by (y) the average Pool Principal Balance of the Loans during such three calendar month period is greater than 0.10%.

                  A Performance Trigger shall continue to exist until Deemed Cured.

                  Periodic Advance: The aggregate of the advances made by the Servicer on any Distribution Date pursuant to Section 5.09, the amount of any such advances being equal to the total of all Monthly Payments (net of the related Servicing Fee) on the Loans, that (x) were Delinquent as of the related Remittance Date and (y) have not been determined by the Servicer to be Nonrecoverable Periodic Advances.

                  Permitted Investments:  Each of the following:

                  (1) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof if backed by the full faith and credit of the United States;

                  (2) direct U.S. government obligations or obligations of a federal agency that are backed by the full faith and credit of the U.S. government or by FNMA or FHLMC which are subject to a repurchase agreement that satisfies the following criteria: (A) it must be between the Owner Trustee and either (x) primary dealers on the Federal Reserve reporting dealer list which are rated in one of the three highest categories for long-term unsecured debt obligations by each Rating Agency or (y) banks rated in one of the three highest categories for long-term unsecured debt obligations by each Rating Agency; and (B) it must be in writing and include the following terms: (a) a term no greater than 60 days for any repurchase transaction; (b) the collateral must be delivered to the Owner Trustee or a third party custodian acting as agent for the Owner Trustee by appropriate book entries and confirmation statements, and must have been delivered before or simultaneously with payment (i.e., perfection by possession of certificated securities); and (c) the securities sold thereunder must be valued weekly, marked-to-market at current market price plus accrued interest and the value of the collateral must be equal to at least 104% of the amount of cash transferred by or on behalf of the Owner Trustee under the repurchase agreement and, if the value of the securities held as collateral declines to an amount below 104% of the cash transferred by or on behalf of the Owner Trustee plus accrued interest (i.e., a margin call), then additional cash and/or acceptable securities must be transferred to the Owner Trustee to satisfy such margin call; provided, however, that if the securities used as collateral are obligations of FNMA or FHLMC, then the value of the securities held as collateral must equal at least 105% of the cash transferred by or on behalf of the Owner Trustee under such repurchase agreement;

                  (3) certificates of deposit, time deposits and bankers acceptances of any United States depository institution or trust company incorporated under the laws of the United States or any state thereof, including the Owner Trustee; provided, however, that the debt obligations of such depository institution or trust company at the date of the acquisition thereof have been rated by each Rating Agency in one of its three highest long-term rating categories;

                  (4) deposits, including deposits with the Owner Trustee, that are fully insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

                  (5) commercial paper of any corporation incorporated under the laws of the United States or any state thereof, including corporate Affiliates of the Owner Trustee, which at the time the investment is made is rated by each Rating Agency in its highest short-term rating category and which has an original maturity of not more than 365 days;

                  (6) debt obligations rated by each Rating Agency at the time the investment is made in one of its three highest long-term rating categories (or those investments specified in paragraph (3) above with depository institutions which have debt obligations rated by each Rating Agency in one of its three highest long-term rating categories);

                  (7) money market funds that are rated by each Rating Agency at the time the investment is made in one of its three highest long-term rating categories; provided, that money market funds that allow for withdrawals on demand shall be deemed to satisfy any maturity requirements for Permitted Investments set forth in this Agreement; or

                  (8) any other investments that the Majority Certificateholders may consent to in writing prior to the time at which such investment is made;

provided, however, that no instrument described in foregoing subparagraphs (1) through (7) shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described in the foregoing subparagraphs may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

                  Each reference in this definition of "Permitted Investments" to the Rating Agency shall be construed, in the case of each subparagraph above referring to each Rating Agency, as a reference to each of S&P and Moody's.

                  Person: Any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

                  Physical Property: As defined in clause (b) the definition of "Delivery" above.

                  Pool Principal Balance: With respect to any date of determination, the aggregate Principal Balances of the Loans as of the end of the preceding day; provided, however, that the Pool Principal Balance on any Distribution Date on which the Termination Price is to be distributed to Certificateholders will be deemed to have been equal to zero as of such date.

                  Principal Balance: With respect to any Loan or related Foreclosure Property, (i) at the Transfer Cutoff Date, the outstanding unpaid principal balance of the Loan as of the Transfer Cutoff Date and (ii) with respect to any other date of determination, the outstanding unpaid principal balance of the Loan as of the prior Business Day (after giving effect to all payments received thereon and the allocation of any Net Loan Losses with respect thereto for a Defaulted Loan on such Business Day); provided, however, that any Liquidated Loan shall be deemed to have a Principal Balance of zero.

                  Principal Carry-Forward Amount: With respect to any Distribution Date, the excess, if any, of (A) the Overcollateralization Shortfall for such Distribution Date plus the Principal Carry-Forward Amount for the prior Distribution Date over (B) the amount in respect of principal that is actually distributed from the Distribution Account on such Distribution Date.

                  Proceeding: Means any suit in equity, action at law or other judicial or administrative proceeding.

                  Promissory Note: With respect to a Loan, the original executed promissory note or other evidence of the indebtedness of the related Borrower or Borrowers.

                  Purchase Percentage: With respect to each Loan and any Business Day, a percentage determined as follows:

                  (i) with respect to any Loan that is 0 to 29 days Delinquent as of the most recent Determination Date, the Advance Factor relating thereto;

                  (ii) with respect to any Loan that is 30 or more days Delinquent as of the most recent Determination Date, 0%; and

                  (iii) with respect to any Loan that as of the most recent Determination Date is in litigation or which is Foreclosure Property, 0%.

                  Purchase Price: With respect to a Loan, the Principal Balance thereof as of the date of purchase or repurchase, plus all accrued and unpaid interest on such Loan to and including the date of purchase or repurchase computed at the applicable Loan Interest Rate, plus the amount of any unreimbursed Servicing Advances and any unreimbursed Periodic Advances made by the Servicer with respect to such Loan (after deducting therefrom any amounts received in respect of such purchased or repurchased Loan and being held in the Collection Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the date of repurchase), plus if such Loan is being purchased by the Loan Originator pursuant to Section 4.05 or Section 3.05, all reasonable out-of-pocket expenses reasonably incurred or to be incurred by the Trust, the Depositor and the Owner Trustee in respect of the breach or defect giving rise to the repurchase obligation, including any expenses arising out of the enforcement of the repurchase obligation. The Purchase Price shall be (i) increased by the net negative value or (ii) decreased by the net positive value of all Hedging Instruments terminated with respect to the purchase of such Loan. To the extent the Servicer does not reimburse itself for amounts, if any, in respect of the Servicing Advance Reimbursement Amount or Nonrecoverable Periodic Advances pursuant to Section 7.01(c)(1) hereof, with respect to such Loan, the Purchase Price shall be reduced by such amounts.

                  Purchase Value: With respect to each Loan and each Business Day, an amount equal to (i) the Purchase Percentage of 100% of the Principal Balance of such Loan after giving effect to all payments received in respect of principal thereon prior to such Business Day less (ii) the aggregate unreimbursed Servicing Advances and Periodic Advances attributable to such Loan as of the most recent Determination Date; provided, however, that the Purchase Value shall be zero with respect to each Loan (i) which the Loan Originator is required to repurchase pursuant to Section 3.05 or Section 4.05 hereof and (ii) for which the related Promissory Note has been released from the possession of the Custodian under the Custodial Agreement to the Servicer or its Affiliates for a period in excess of 10 days, (iii) is a Bailee Loan and for which the Custodian has failed to receive the related Loan Documents by the third Business Day following the applicable Transfer Date or (iv) which is a Bailee Loan for which the Custodian has failed to receive a copy of the related Promissory Note and such other documents as are prescribed in Section 3.04(a)(B) on or prior to the related Transfer Date.

                  Purchase Value Excess: With respect to any Business Day, an amount equal to the positive difference, if any, between (a) (i) the aggregate Purchase Value of all Loans in the Loan Pool on such Business Day, or (ii) in the event that a Performance Trigger shall have occurred and not been Deemed Cured, the aggregate Purchase Value of all Loans in the Loan Pool on such Business Day multiplied by 0.98 and (b) the Class A Certificate Principal Balance on such Business Day.

                  Purchase Value Excess Date: Any Business Day on which a Purchase Value Excess exists and on which the Initial Class A Certificateholder purchases Additional Class A Certificate Principal Balance in respect thereof pursuant to Section 3.01 hereof.

                  Put Date: The date on which the Class A Certificates are to be purchased by the Trust as a result of the exercise of the Put Option.

                  Put Option: The right of the Majority Certificateholders to require the Trust to repurchase the Class A Certificates in accordance with
Section 16.04 herein.

                  Qualified Originator: Means an originator of Loans acceptable to the Initial Class A Certificateholder.

                  Qualified Substitute Loan: A Loan or Loans substituted for a Deleted Loan pursuant to Section 4.05 hereof, which (i) has or have been approved in writing by the

Majority Certificateholders and (ii) complies or comply as of the date of substitution with each representation and warranty set forth in Section 4.04 hereof and is or are not more than 29 days Delinquent as of the date of substitution for such Deleted Loan or Loans.

                  Rapid Amortization Trigger: With respect to any Business Day, a Rapid Amortization Trigger shall mean the existence of one or more of the following conditions as of such Business Day:

     (i) the aggregate Principal Balance of all Loans that are 30 or more days Delinquent as of such Business Day divided by the Pool Principal Balance as of such Business Day is greater than 2.5%;

     (ii) the aggregate Principal Balance of all Loans that are 60 or more days Delinquent as of such Business Day divided by the Pool Principal Balance as of such Business Day is greater than 1.0%;

     (iii) the aggregate Liquidated Loan Losses since the Closing Date are greater than $250,000;

     (iv) (x) the aggregate Liquidated Loan Losses for the three calendar month period preceding such Business Day divided by (y) the average Pool Principal Balance of the Loans during such three calendar month period is greater than 0.20%; and

     (v) on any day, the Market Value Agent shall have determined the aggregate Market Value of the Loans is less than 112% of the aggregate Class A Certificate Principal Balance.

                  A Rapid Amortization Trigger shall continue to exist until it is Deemed Cured.

                  Rating Agencies: S&P and Moody's or such other nationally recognized credit rating agencies as may from time to time be designated in writing by the Majority Certificateholders in their sole discretion.

                  Record Date: With respect to each Distribution Date, the close of business on the prior Business Day.

                  Redemption Date: In the case of a redemption of the Class A Certificates pursuant to Section 16.02 hereof, the Distribution Date specified by the Servicer or the Trust pursuant to such Section 16.02.

                  Reference Bank Rate: With respect to any day, the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month that are offered by the Reference Banks as of 11:00 a.m., New York City time, on the related LIBOR Determination Date to prime banks in the London interbank market for a period of one month in amounts approximately equal to the Class A

Certificate Principal Balance, provided that at least two such Reference Banks provide such rate. If fewer than two offered rates appear, the Reference Bank Rate will be arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Initial Class A Certificateholder, as of 11:00 a.m., New York City time, on such day for loans in U.S. Dollars to leading European Banks for a period of one month in amounts approximately equal to the outstanding Class A Certificate Principal Balance. If no such quotation can be obtained, the Reference Bank Rate will be the Reference Bank Rate applicable to the preceding day.

                  Reference Banks: Three money center banks selected by the Initial Class A Certificateholder.

                  Released Mortgaged Property Proceeds: With respect to any Loan, proceeds received by the Servicer in connection with (i) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (ii) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which proceeds in either case are not released to the Borrower in accordance with applicable law, the Servicing Standard or this Agreement.

                  Remittance Date: With respect to any Distribution Date, the Business Day immediately preceding such Distribution Date.

                  REO Account: As defined in Section 5.12 (a).

                  Responsible Officer: When used with respect to the Owner Trustee or Custodian, any officer within the corporate trust office of such Owner Trustee or Custodian, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of such Owner Trustee or Custodian customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Trust, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Trust and who is identified on the list of Authorized Officers delivered by the Owner Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Trust and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Responsible Officers delivered by the Administrator to the Owner Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter). When used with respect to the Depositor, the Loan Originator, the Transfer Obligor or the Servicer, the President, any Vice President, the Treasurer, or General Partner, as applicable.

                  Retained Securities: With respect to a Securitization, any subordinated securities issued or expected to be issued, or excess collateral value retained or expected to be retained, in connection therewith to the extent the Loan Originator or an Affiliate thereof decides in its sole discretion to retain, instead of sell, such securities.

                  Retained Securities Value: With respect to any Business Day and a Retained Certificate, the market value thereof as determined by the Market Value Agent in accordance with Section 8.03(d) hereof.

                  Revolving Period: The period commencing on the Closing Date and ending on the earlier of (i) the date on which the Revolving Period is terminated pursuant to Section 3.07, (ii) 540 days after the Closing Date and
(iii) the occurrence of a Disposition.

                  Sale Agent: Has the meaning assigned to such term in Section
15.15 hereof.

                  Secretary of State: The Secretary of State of the State of Delaware.

                  Securitization: A sale or transfer of loans, including Loans, to an Affiliate of the Depositor in order to effect one or a series of structured-finance securitization transactions.

                  Servicer: FINOVA Capital Corporation, in its capacity as the servicer hereunder, or any successor appointed as herein provided.

                  Servicer Call: The optional repurchase by the Servicer of a Loan pursuant to Section 4.07(b) hereof.

                  Servicer Event of Default: As described in Section 15.01 hereof.

                  Servicer's Fiscal Year: January 1st through December 31st of each year.

                  Servicer's Loan File: With respect to each Loan, the file held by the Servicer, consisting of all documents (or electronic images thereof) relating to such Loan, including, without limitation, (i) copies of all of the Loan Documents included in the related Custodial Loan File and (ii) all servicing agreements, files, documents, records, data bases, computer tapes, copies of computer tapes, proof of insurance coverage, insurance policies, appraisals, other closing documentation, payment history records, and any other records relating to or evidencing the servicing of the Loans.

                  Servicer's Remittance Report: A report prepared and computed by the Servicer in substantially the form of Exhibit B attached hereto.

                  Servicer Termination Event: The termination of the Servicer pursuant to Section 15.01(b) hereof.

                  Servicing Advance Reimbursement Amount: With respect to any Determination Date, the amount of any Servicing Advances that have not been reimbursed as of such date, including Nonrecoverable Servicing Advances.

                  Servicing Advances: All insurance premiums, real estate taxes, assessments, ground rents and similar charges or assessments paid or incurred in connection with the Servicer's obligations hereunder, and any expense included within the definition of Servicing

Expenses, to the extent the Servicer, consistent with the Servicing Standard, deems to be in the best economic interests of the Certificateholders.

                  Servicing Compensation: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 5.16.


                  Servicing Expenses: All customary, reasonable and necessary out-of-pocket costs and expenses paid or incurred in connection with the Servicer's obligations hereunder, including without limitation:

                           (a) any expense necessary in order to prevent or cure
                  any violation of applicable laws, regulations, codes, ordinances, rules, orders, judgments, decrees, injunctions or restrictive covenants;

                           (b) any cost or expense necessary in order to
                  maintain or release the lien on each Mortgaged Property and related collateral, including any mortgage registration taxes, release fees, or recording or filing fees;

                           (c) customary expenses for the collection,
                  enforcement or foreclosure of the Loans and the collection of deficiency judgments against Borrowers and guarantors (including but not limited to the fees and expenses of any trustee under a deed of trust, foreclosure title searches and other lien searches);

                           (d) costs and expenses of any appraisals, valuations,
                  inspections, environmental assessments (including but not limited to the fees and expenses of environmental consultants), audits or consultations, engineers, architects, accountants, on-site property managers, market studies, title and survey work and financial investigating services;

                           (e) customary expenses for liquidation,
                  restructuring, modification or loan workouts, such as sales brokerage expenses and other costs of conveyance; and

                           (f) any other reasonable costs and expenses,
                  including without limitation, legal fees and expenses, incurred by the Servicer under this Agreement in connection with the enforcement, collection, foreclosure, disposition, condemnation or destruction of the Loans or related Mortgaged Properties, as applicable, the maintenance, leasing, operation, management and sale of the Foreclosure Properties, and the performance of Loan Servicing by the Servicer under this Agreement.

                  Servicing Fee: As to each Loan (including any Loan that has been foreclosed and has become a Foreclosure Property, but excluding any Liquidated Loan), the fee payable monthly to the Servicer on each Distribution Date, which shall be deemed to be equal to the monthly compensation that would be payable to the servicer under the Midland Servicing

Agreement, between the Servicer and Midland Loan Services, Inc. as in effect on the date hereof as if such servicer was servicing such Loan.

                  Servicing Officer: Any officer of the Servicer or Subservicer involved in, or responsible for, the administration and servicing of the Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished by the Servicer or the Subservicer, respectively, on the Closing Date to the Trust and the Owner Trustee, on behalf of the Certificateholders, as such list may from time to time be amended.

                  Servicing Standard: As defined in Section 5.01.

                  S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  State: Means any one of the States of the United States of America or the District of Columbia.

                  Subservicer: Any Person with which the Servicer has entered into a Subservicing Agreement and which is an Eligible Servicer and satisfies any requirements set forth in Section 5.03 hereof in respect of the qualifications of a Subservicer.

                  Subservicing Agreement: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of any or all Loans as provided in Section 5.03 hereof, copies of which shall be made available, along with any modifications thereto, to the Initial Class A Certificateholder.

                  Substitution Adjustment: As to any date on which a substitution occurs pursuant to Section 3.05 or Section 4.05 hereof, the amount, if any, by which (a) the sum of the aggregate principal balance (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Loans as of the date of substitution, plus any accrued and unpaid interest thereon to the date of substitution, is less than (b) the sum of the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Loans.

                  Termination Price: With respect to any Distribution Date, an amount without duplication equal to the greater of (A) the Class A Certificate Redemption Amount and (B) the sum of (i) the Principal Balance of each Loan included in the Trust as of the end of the preceding Due Period; (ii) all unpaid interest accrued on the Principal Balance of each such Loan at the related Net Loan Interest Rate to the end of the preceding Due Period; and (iii) the aggregate fair market value of each Foreclosure Property included in the Trust as of the end of the preceding Due Period, as determined by an Independent appraiser acceptable to the Majority Certificateholders as of a date not more than 30 days prior to such Distribution Date.

                  Transfer Cutoff Date: With respect to each Loan, the first day of the month in which the Transfer Date with respect to such Loan occurs.

                  Transfer Cutoff Date Principal Balance: As to each Loan, its Principal Balance as of the opening of business on the Transfer Cutoff Date (after giving effect to any payments received on the Loan on or before the Transfer Cutoff Date).

                  Transfer Date: With respect to each Loan, the day such Loan is sold to the Depositor pursuant to the Loan Purchase Agreement and to the Trust pursuant to Section 3.01 hereof.

                  Transfer Obligation: The obligation of the Transfer Obligor under Section 7.06 to make certain payments in connection with Dispositions and other related matters.

                  Transfer Obligation Account: The account designated as such, established and maintained pursuant to Section 7.05 hereof.

                  Transfer Obligation Target Amount: With respect to any date of determination, the cumulative total of all withdrawals pursuant to Section 7.05(e), 7.05(f), 7.05(g) and 7.05(h) hereof from the Transfer Obligation Account since the Closing Date minus any amount withdrawn from the Transfer Obligation Account to return to the Transfer Obligor pursuant to Section 7.05(i)(A).

                  Transfer Obligor: FINOVA Capital Corporation, a Delaware corporation.

                  Treasury Regulations: The regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  Trust: FINOVA Commercial Mortgage Loan Owner Trust 1998-1, the Delaware business trust created pursuant to this Agreement.

                  Trust Account Property: The Trust Accounts, all amounts and investments held from time to time in the Trust Accounts and all proceeds of the foregoing.

                  Trust Accounts: The Distribution Account, the Collection Account, the Transfer Obligation Account, the Lockbox Account, if any, and each Escrow Account and REO Account, if any.

                  Trust Fees and Expenses: As of each Distribution Date, an amount equal to the Servicing Compensation, the Owner Trustee Fee and the Custodian Fee, if any.

                  Trust Order and Trust Request: A written order or request signed in the name of the Trust by any one of its Responsible Officers and delivered to the Owner Trustee.

                  Trust/Depositor Indemnity: Each obligation of the Trust or the Depositor to indemnify any Person under Section 9.01 of the Certificate Purchase Agreement.

                  T&SA Assignment: An Assignment, in the form of Exhibit C hereto, of Loans and other property from the Depositor to the Trust pursuant to this Agreement.

                  UCC: The Uniform Commercial Code as in effect in the State of New York.

                  UCC Assignment: A form "UCC-2" or "UCC-3" statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction to reflect an assignment of a secured party's interest in collateral.

                  UCC-1 Financing Statement: A financing statement meeting the requirements of the Uniform Commercial Code of the relevant jurisdiction.

                  Underwriting Guidelines: The underwriting guidelines (including the loan origination guidelines) provided to the Initial Class A Certificateholder on or prior to the Closing Date by the Loan Originator or an Affiliate thereof.

                  U.S. Person: A citizen or resident of the United States, a corporation, partnership (except as provided in applicable Treasury regulations) or other entity created or organized in or under the laws of the United States or any political subdivision thereof, an estate that is subject to United States federal income tax regardless of the source of its income, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more such U.S. Persons have authority to control all substantial decisions of the trust (or, to the extent provided in Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to be treated as U.S. Persons).

                  Value Shortfall: With respect to any date of distribution, an amount equal to (x) the sum of (A) 10% less $1,000 of the aggregate Purchase Value (as of the related Transfer Date) of all Loans sold hereunder, plus (B) any amounts withdrawn from the Transfer Obligation Account for return to the Transfer Obligor pursuant to Section 7.05(i)(A) hereof since the Closing Date and prior to such Distribution Date, less (y) the sum of (i) the aggregate amount of payments actually made by the Transfer Obligor in respect of the Transfer Obligation pursuant to Section 5.06 and (ii) the aggregate amount of the Purchase Prices paid by the Loan Originator in respect of any Loan Originator Puts, since the Closing Date.

                  Value Shortfall Percentage: As of any date of determination, an amount equal to (x) the Value Shortfall as of such date, divided by (y) 100% of the aggregate Purchase Value as of the related Transfer Date of all Loans sold hereunder since the Closing Date.

                  Whole Loan Sale: A Disposition of Loans pursuant to a whole-loan sale.

                  Section 1.02 Other Definitional Provisions.

                  (a) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.


                                   ARTICLE II

                                  ORGANIZATION

                  Section 2.01      Name.

                  The Trust created hereby shall be known as "FINOVA Commercial Mortgage Loan Owner Trust 1998-1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                  Section 2.02      Office.

                  The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders.

                  Section 2.03      Purposes and Powers.

                  (a) The purpose of the Trust is to engage in the following activities:

                           (i) to issue the Certificates pursuant to this
                  Agreement and to sell such Certificates;

                           (ii) with the proceeds of the sale of the Class A
                  Certificates, to pay the organizational, start-up and transactional expenses of the Trust;

                           (iii) to purchase, hold, assign, grant, transfer,
                  pledge, mortgage and convey the Owner Trust Estate pursuant to this Agreement and to hold, manage and distribute to the Certificateholders pursuant to the terms of this Agreement any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, this Agreement;

                           (iv) to enter into and perform its obligations under
                  the Basic Documents to which it is to be a party;

                           (v) to engage in those activities, including entering
                  into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith;

                           (vi) subject to compliance with the Basic Documents,
                  to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholders; and

                           (vii) to issue the Certificates pursuant to this
                  Agreement.

                  The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

                  Section 2.04 Appointment of Owner Trustee.

                  The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

                  Section 2.05 Initial Capital Contribution of Owner Trust
Estate.

                  The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Owner Trust Estate. The Depositor or the Servicer shall pay reasonable organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

                  Section 2.06 Declaration of Trust.

                  The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that, solely for federal, state and local income and franchise tax purposes the Trust shall be treated as a partnership, with the assets of the partnership being the Loans and other assets held by the Trust and the partners of the partnership being the holders of the Class A Certificates and the Class B Certificates. The Trust shall not elect to be treated as an association under Treasury Regulations Section 301.7701-3(a) for federal income tax purposes. The parties agree that, unless otherwise required by appropriate tax authorities, the Trust will file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Trust as provided in the second preceding sentence for such tax purposes. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust.

                  Section 2.07 Title to Trust Property.

                  (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee and/or a separate trustee, as the case may be.

                  (b) The Certificateholders shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

                  Section 2.08 Situs of Trust.

                  The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust will be at the Corporate Trust Office in Delaware.


                                   ARTICLE III

            CONVEYANCE OF THE OWNER TRUST ESTATE; ADDITIONAL CLASS A
                         CERTIFICATE PRINCIPAL BALANCES

                  Section 3.01 Conveyance of the Owner Trust Estate; Additional Class A Certificate Principal Balances.

                  (a) (i) On the terms and conditions of this Agreement, on each Transfer Date, the Depositor agrees to offer for sale and to sell Loans and deliver related Loan Documents to or at the direction of the Trust. To the extent the Trust has or is able to obtain sufficient funds for the purchase thereof, the Trust agrees to purchase such Loans offered for sale by the Depositor.

                  (ii) In consideration of the distribution of the Additional Class A Certificate Principal Balance pursuant to Section 3.06 hereof, the Depositor, as of the Closing Date and concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and otherwise convey to the Trust, without recourse, but subject to the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Owner Trust Estate.

                  (iii) During the Revolving Period, on each Transfer Date, subject to the conditions precedent set forth in Section 3.06(a) and in accordance with the procedures set forth in Section 3.01(c), the Depositor, pursuant to a T&SA Assignment, will assign to the Trust without recourse all the right, title and interest of the Depositor in and to the Loans and all proceeds thereof listed on the Loan Schedule attached to such T&SA Assignment, including all interest and principal received by the Loan Originator, the Depositor or the Servicer on or with respect to the Loans after the related Transfer Cutoff Date (and including Monthly Payments due after the related Transfer Cutoff Date but received by the Loan Originator on or before the related Transfer Cutoff Date and held for application on the related scheduled Due Dates, but not including Monthly Payments due on the Loans on or before the related Transfer Cutoff
Date), together with all right, title and interest in and to the proceeds of any related Insurance Policies and all of the Depositor's right, title and interest in and to (but none of its obligations under) the Loan Purchase Agreement and all proceeds of the foregoing.

                  (iv) The foregoing sales, transfers, assignments, set overs and conveyances do not, and are not intended to, result in a creation or an assumption by the Trust of any obligation of the Depositor, the Loan Originator or any other Person in connection with the Owner Trust Estate or under any agreement or instrument relating thereto except as specifically set forth herein.

                  (b) As of the Closing Date and as of each Transfer Date, the Trust acknowledges (or will acknowledge pursuant to the T&SA Assignment) the conveyance to it of the Owner Trust Estate, including all right, title and interest of the Depositor in and to the Owner Trust Estate, receipt of which is hereby acknowledged by the Trust (or will be acknowledged by the Trust pursuant to the T&SA Assignment). In addition, concurrently with such delivery and in exchange therefor, the Owner Trustee, pursuant to the instructions of the Depositor, has executed (not in its individual capacity, but solely as Owner Trustee on behalf of the Trust) and caused the Class A Certificates to be authenticated and delivered to the Initial Class A Certificateholder and the Class B Certificates to the Depositor.

                  (c) (i) Pursuant to and subject to the Certificate Purchase Agreement, the Trust may, at its sole option, from time to time request that the Initial Class A Certificateholder advance on any Transfer Date and on any Purchase Value Excess Date, Additional Class A Certificate Principal Balances and the Initial Class A Certificateholder shall remit on such Transfer Date or Purchase Value Excess Date, as the case may be, to the Advance Account an amount equal to the Additional Class A Certificate Principal Balance.

                  (ii) Notwithstanding anything to the contrary herein, in no event shall the Initial Class A Certificateholder be required to advance Additional Class A Certificate Principal Balances on a Transfer Date if the conditions precedent to a transfer of the Loans under Section 3.06(a) and the conditions precedent to the purchase of Additional Class A Certificate Principal Balances set forth in Section 3.01 of the Certificate Purchase Agreement have not been fulfilled.

                  (iii) Notwithstanding anything to the contrary herein, in no event shall the Initial Class A Certificateholder be required to advance Additional Class A Certificate Principal Balance on a Purchase Value Excess Date if the conditions precedent thereto set forth in Section 3.06(b) and the conditions precedent to the purchase of Additional Class A Certificate Principal Balances set forth in Section 3.01 of the Certificate Purchase Agreement have not been fulfilled.

                  (iv) The Servicer shall appropriately note such Additional Class A Certificate Principal Balance (and the increased Class A Certificate Principal Balance) in the next succeeding Payment Statement; provided, however, that failure to make any such notation in such Payment Statement or any error in such notation shall not adversely affect any Certificateholder's rights with respect to its Class A Certificate Principal Balance and its right to receive interest and principal payments in respect of the Class A Certificate Principal Balance held by such Certificateholder. The Initial Class A Certificateholder shall record on the schedule attached to such Certificateholder's Class A Certificate, the date and amount of any Additional Class A Certificate Principal Balance advanced by it; provided, that failure to make such recordation on such schedule or any error in such schedule shall not adversely affect any Certificateholder's rights with respect to its Class A Certificate Principal Balance and its right to receive interest payments in respect of the Class A Certificate Principal Balance held by such Certificateholder.

                  (v) Absent manifest error, the Class A Certificate Principal Balance of each Class A Certificate as set forth in the Initial Class A Certificateholder's records shall be binding upon the Certificateholders and the Trust, notwithstanding any notation made by the Servicer in its Payment Statement pursuant to the preceding paragraph.

                  Section 3.02 Ownership and Possession of Loan Files.

                  With respect to each Loan, as of the related Transfer Date the ownership of the related Promissory Note, the related Mortgage and the contents of the related Servicer's Loan File and Custodial Loan File shall be vested in the Trust for the benefit of the Certificateholders, although possession of the Servicer's Loan File (other than items required to be maintained in the Custodial Loan Files) on behalf of and for the benefit of the Certificateholders shall remain with the Servicer, and the Custodian shall take possession of the Custodial Loan Files as contemplated in Section
3.05 hereof.

                  Section 3.03      Books and Records; Intention of the Parties.

                  (a) As of each Transfer Date, the sale of each of the Loans conveyed on such Transfer Date shall be reflected on the balance sheets and other financial statements of the Depositor or the Loan Originator, as the case may be, as a sale of assets by the Depositor or the Loan Originator, as the case may be, under GAAP. Each of the Servicer and the Custodian shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Loan which shall be clearly marked to reflect the ownership of each Loan, as of the related Transfer Date, by the Owner Trustee and for the benefit of the Certificateholders.

                  (b) It is the intention of the parties hereto that, other than for federal, state and local income or franchise tax purposes, the transfers and assignments of the Owner Trust Estate on the Closing Date, on each Transfer Date and as otherwise contemplated by the Basic Documents and the Assignments shall constitute a sale of the Owner Trust Estate including, without limitation, the Loans and all other property comprising the Owner Trust Estate specified in
Section 3.01(a) hereof, from the Depositor to the Trust and such property shall not be property of the Depositor.

                  (c) If any of the assignments and transfers of the Loans and the other property of the Owner Trust Estate specified in Section 3.01(a) hereof to the Owner Trustee pursuant to this Agreement or the conveyance of the Loans or any of such other property of the Owner Trust Estate to the Owner Trustee, is held or deemed not to be a sale or is held or deemed to be a pledge of security for a loan, the Depositor intends that the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and that, in such event, with respect to such property, (i) consisting of Loans and related property, the Depositor hereby grants, as of the related Transfer Date, to the Owner Trustee a first priority security interest in the entire right, title and interest of the Depositor in and to such Loans and proceeds and all other property conveyed to the Owner Trustee as of such Transfer Date, (ii) consisting of any other property specified in Section 3.01(a), the Depositor hereby grants, as of the Closing Date, to the Owner Trustee a first priority security interest in the entire right, title and interest of the Depositor in and to such property and the proceeds thereof. In such event, with respect to such property, this Agreement shall constitute a security agreement under applicable law.

                  (d) Within ten (10) days of the date first above written, the Depositor shall, at Depositor's sole expense, cause to be filed UCC-1 Financing Statements naming the Owner Trustee as "secured party" and describing the Owner Trust Estate being sold by the Depositor to the Trust with the office of the Secretary of State of the state in which the Depositor is located.

                  Section 3.04      Delivery of Loan Documents.

                  (a)(A) With respect to each Loan that is not a Bailee Loan, the Loan Originator and/or the Depositor, as the case may be, shall, on or before the related Transfer Date, deliver or cause to be delivered to the Custodian, as the designated agent of the Owner Trustee, each of the following documents (collectively, the "Custodial Loan File"):

                  (1) The original Promissory Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                  (2) The original of any guarantee executed in connection with the Promissory Note (if any).

                  (3) The original Mortgage with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Loan Originator certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (4) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Loan Originator certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (5) The original Assignment of Mortgage in blank for each Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

                  (6) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Loan Originator certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (7) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

                  (8) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Loan.

                  (9) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Loan Originator certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

                  (10) The original assignment of assignment of leases and rents, if any, from the Loan Originator in blank, in form and substance acceptable for recording.

                  (11) A copy of the UCC-1 Financing Statements, certified as true and correct by the Loan Originator, and all necessary UCC-3 Continuation Statements with evidence of filing thereon or copies thereof certified by the Loan Originator to have been sent for filing, and UCC-3 Assignments executed by the Loan Originator in blank, which UCC-3 Assignments shall be in form and substance acceptable for filing.

                  (12) An environmental indemnity agreement (if any).

                  (13) An omnibus assignment in blank (if any).

                  (14) A disbursement letter from the Borrower to the original mortgagee (if any).

                  (15) Borrower's certificate or title affidavit (if any).

                  (16) A survey of the Mortgaged Property (if any).

                  (17) A copy of the Borrower's opinion of counsel (if any).

                  (B) With respect to each Bailee Loan:



                  (i) By no later than 10:00 a.m., New York City Time, on the Transfer Date, the Loan Originator shall cause the Bailee to deliver to the Custodian by facsimile copies of:

                  (1) a fully executed Bailee Agreement and a trust receipt issued thereunder (as required in the Bailee Agreement) (to the extent that the Promissory Notes and Assignment of Mortgage have not been previously delivered to the Custodian); and

                  (2) the fully executed Promissory Note (to the extent that the original Promissory Note has not been previously delivered to the Custodian); and

                      (3) the Assignment of Mortgage (to the to the extent that the original Assignment of Mortgage has not been previously delivered to the Custodian.

                  (ii) Within three Business Days following the Transfer Date, the Loan Originator shall have delivered or caused to be delivered to the Custodian, by fully insured courier service reasonably acceptable to the Initial Class A Certificateholders, the Custodial Loan File documents not previously delivered pursuant hereto.

                  (b) With respect to each Loan, the Loan Originator and the Depositor shall, on the related Transfer Date, deliver or cause to be delivered to the Servicer for the benefit of the Owner Trustee, as secured party on behalf of the Certificateholders, the related Servicer's Loan File.

                  (c) The Owner Trustee shall cause the Custodian to take and maintain continuous physical possession of the Custodial Loan Files in the State of Illinois and, in connection therewith, shall act solely as agent for the Certificateholders in accordance with the terms hereof and not as agent for the Loan Originator, the Servicer or any other party.

                  Section 3.05 Acceptance by the Owner Trustee of the Loans; Certain Substitutions and Repurchases; Certification by the Custodian.

                  (a) The Owner Trustee declares that it will cause the Custodian to hold the Custodial Loan Files and any additions, amendments, replacements or supplements to the documents contained therein, as well as any other assets included in the Owner Trust Estate and delivered to the Custodian, in trust, upon and subject to the conditions set forth herein. The Owner Trustee further agrees to cause the Custodian to execute and deliver such certifications as are required under the Custodial Agreement and to otherwise direct the Custodian to perform all of its obligations with respect to the Custodial Loan Files in strict accordance with the terms of the Custodial Agreement.

                  (b) (i) With respect to any Loans which are set forth as exceptions in the Loan Schedule and Exceptions Report, the Loan Originator shall cure such exception by delivering such missing documents to the Custodian or otherwise curing the defect no later than (A) 5 Business Days after the receipt of the Initial Certification or the first Loan Schedule and Exceptions Report with respect to such Loan (or in the case of a Bailee Loan, 5 Business days after the related Transfer Date with respect thereto) or (B) in the case of Loan Documents which have been delivered to recording or filing offices and have not been returned to the Loan Originator to permit their delivery to the Custodian at the time required, 90 days after the related Transfer Date.

                      (ii) In the event that, with respect to any Loan, the Loan Originator does not comply with the document delivery requirements of this
Section 3.05, the Loan Originator shall purchase such Loan at the Purchase Price with respect to such Loan by depositing such Purchase Price in the Collection Account. The Loan Originator shall provide the Servicer, the Owner Trustee, the Trust and the Initial Class A Certificateholder with a certification of a Responsible Officer prior to such repurchase indicating that the Loan

Originator intends to repurchase such Loan. In lieu of such a repurchase, the Depositor and Loan Originator may comply with the substitution provisions of
Section 3.05 hereof.

                           (iii) It is understood and agreed that the obligation
of the Loan Originator to repurchase any such Loan pursuant to this Section 3.05(b) shall constitute the sole remedy against it with respect to such failure to comply with the foregoing delivery requirements.

                  (c) In performing its reviews of the Custodial Loan Files pursuant to the Custodial Agreement, the Custodian shall have no responsibility to determine the genuineness of any document contained therein and any signature thereon. The Custodian shall not have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction or whether a blanket assignment is permitted in any applicable jurisdiction.

                  (d) The Servicer's Loan File shall be held in the custody of the Servicer (i) for the benefit of, and as agent for, the Certificateholders and (ii) for the benefit of the Owner Trustee, on behalf of the Class A Certificateholders, for so long as the Class A Certificates are outstanding; after the Class A Certificates are not outstanding, the Servicer's Loan File shall be held in the custody of the Servicer for the benefit of, and as agent for, the Class B Certificateholders. It is intended that, by the Servicer's agreement pursuant to this Section 3.05(d), the Owner Trustee shall be deemed to have possession of the Servicer's Loan Files for purposes of Section 9-305 of the UCC of the state in which such documents or instruments are located. The Servicer shall promptly report to the Owner Trustee any failure by it to hold the Servicer's Loan File as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Loans or such documents or instruments. The Servicer agrees to indemnify the Certificateholders and the Owner Trustee, its officers, directors, employees, agents and "control persons" as such term is used under the Act and under the Securities Exchange Act of 1934, as amended for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Certificateholders or the Owner Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments which have been delivered to the Servicer; provided, however, that the Servicer will not be liable for any portion of any such amount resulting from the negligence or willful misconduct of any Certificateholders or the Owner Trustee; and provided, further, that the Servicer will not be liable for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Owner Trustee. The Owner Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

                  Section 3.06 Conditions Precedent to Transfer Dates and Purchase Value Excess Dates.

                  (a) On each Transfer Date, the Depositor shall convey to the Trust, the Loans and the other property and rights related thereto described in the related T&SA Assignment. The Trust, only upon the satisfaction of each of the conditions set forth below on or prior to such Transfer Date, shall deposit or cause to be deposited cash in the amount of the Additional Class A Certificate Principal Balance in the Advance Account in respect thereof, and the Servicer shall, promptly after such deposit, withdraw the amount deposited in respect of applicable Additional Class A Certificate Principal Balance from the Advance Account, and distribute such amount to or at the direction of the Depositor.

                           (i) the Depositor shall have delivered to the Trust and the Initial Class A
                                    Certificateholder duly executed Assignments, which shall have attached thereto a Loan Schedule setting forth the appropriate information with respect to all Loans conveyed on such Transfer Date and shall have delivered to the Initial Class A Certificateholder a computer readable transmission of such Loan Schedule;

                           (ii) the Depositor shall have deposited in the Collection Account all collections received with respect to each of the Loans after but not including the applicable Transfer Cutoff Date;

                           (iii)    as of such date, neither the Loan
                                    Originator, the Trust nor the Depositor
                                    shall (A) be insolvent, (B) be made
                                    insolvent by its respective sale of Loans or
                                    (C) have reason to believe that its
                                    insolvency is imminent;

                           (iv)     the Revolving Period shall not have
                                    terminated;

                           (v) the Initial Class A Certificateholder shall have received the Due Diligence Packages for such Loans as are to be transferred on such Transfer Date at least five Business Days prior to the related Transfer Date, shall have completed its due diligence investigation of such Loans and shall have approved, in its sole discretion, each such Loan;

                           (vi) the Trust shall have delivered the Custodial Loan File to the Custodian in accordance with the Custodial Agreement and the Initial Class A Certificateholder shall have received a copy of the Loan Schedule and Exceptions Report reflecting such delivery;

                           (vii) each of the representations and warranties made by the Loan Originator pursuant to
                                    Section 4.04 with respect to the Loans shall be true and correct as of the related Transfer Date with the same effect as if then made, and the Depositor shall have performed all obligations to be performed by it under the Basic Documents on or prior to such Transfer Date;

                           (viii) the Depositor shall, at its own expense, on or prior to the Transfer Date, indicate in its computer files that the Loans identified in the LPA Assignment and T&SA Assignment have been sold to the Trust pursuant to this Agreement and the T&SA Assignment;

                           (ix) the Depositor shall have taken any action required to maintain the ownership interest of the Trust in the Owner Trust Estate;

                           (x) no selection procedures believed by the Depositor to be adverse to the interests of the Certificateholders shall have been utilized in selecting the Loans to be conveyed on such Transfer Date;

                           (xi) the Depositor shall have provided the Trust, the Owner Trustee and the Initial Class A Certificateholder no later than two Business Days prior to such date a Notice of Additional Class A Certificate Principal Balance in the form of Exhibit A hereto;

                           (xii) after giving effect to the Additional Class A Certificate Principal Balance associated therewith, the Class A Certificate Principal Balance will not exceed the Maximum Class A Certificate Principal Balance;

                           (xiii) all conditions precedent to the Depositor's purchase of Loans pursuant to the Loan Purchase Agreement shall have been fulfilled as of such Transfer Date; and

                           (xiv)    all conditions precedent to the
                                    Certificateholders' purchase of Additional
                                    Class A Certificate Principal Balance
                                    pursuant to the Certificate Purchase
                                    Agreement shall have been fulfilled as of such date.

                  (b) On each Purchase Value Excess Date, upon the satisfaction of conditions set forth in subclauses (iii), (iv), (ix), (xi), (xii), (xiii) and
(xiv) of Section 3.06(a) on such Purchase Value Excess Date, the Trust shall deposit or cause to be deposited into (i) the Transfer Obligation Account, cash in the amount equal to the lesser of (A) the Additional Class A Certificate Principal Balance and (B) the Transfer Obligation Target Amount and (ii) the Advance Account the excess (if any) of the Additional Class A Certificate Principal Balance over the amount deposited into the Transfer Obligation Account pursuant to clause (i) above. The Servicer shall withdraw the amount deposited in respect of Additional Class A Certificate Principal Balance from the Advance Account in respect of such deposit and distribute such amount to or at the direction of the Depositor.

                  Section 3.07      Termination of Revolving Period.

                  Upon the occurrence of (i) an Event of Default or Default under this Agreement or (ii) a Rapid Amortization Trigger, the Initial Class A Certificateholder (if still a Certificateholder) may, in its sole discretion, terminate the Revolving Period.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

                  Section 4.01 Representations and Warranties of the Depositor.

                  The Depositor hereby represents, warrants and covenants to the other parties hereto and the Certificateholders that as of the Closing Date, as of each Transfer Date and as of each Purchase Value Excess Date:

                  (a) The Depositor is a Delaware limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery of each Basic Document to which it is a party by the Depositor and its performance of and compliance with all of the terms thereof will not violate the Depositor's organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Depositor is a party or which may be applicable to the Depositor or any of its assets;

                  (c) The Depositor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which it is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Depositor is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Depositor and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or materially and adversely affect the performance of its duties hereunder;

                  (e) There are no actions or proceedings against, or investigations of, the Depositor currently pending with regard to which the Depositor has received service of process and no action or proceeding against, or investigation of, the Depositor is, to the knowledge of the Depositor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Depositor, would prohibit its entering into any of the Basic Documents to which it is a party or render the Certificates invalid, (B) seek to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) if determined adversely to the Depositor, would prohibit or materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Certificates;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, any of the Basic Documents to which it is a party or the Certificates, or for the consummation of the transactions contemplated by any of the Basic Documents to which it is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                  (g) The Depositor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Depositor;

                  (h) As of the Transfer Date related thereto, the Depositor did not sell the Loans sold thereon to the Trust with any intent to hinder, delay or defraud any of its creditors; nor will the Depositor be rendered insolvent as a result of such sale;

                  (i) As of the Transfer Date related thereto, the Depositor had good title to, and was the sole owner of, each Loan sold thereon free and clear of any lien other than any such lien released simultaneously with the sale contemplated herein, and, immediately upon each transfer and assignment herein contemplated, the Depositor will have delivered to the Trust good title to, and the Trust will be the sole owner of, each Loan transferred thereon free and clear of any lien;

                  (j) As of the Transfer Date related thereto, the Depositor acquired title to each of the Loans sold thereon in good faith, without notice of any adverse claim;

                  (k) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Depositor to the Initial Class A Certificateholder in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party, or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Depositor to the Initial Class A Certificateholder in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Depositor, after due inquiry, that could reasonably be expected to have a material adverse effect on (a) the property, business, operations, financial condition or prospects of the Depositor, (b) the ability of the Depositor to perform its obligations under any Basic Document to which it is a party, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Initial Class A Certificateholder and the Owner Trustee under any of the Basic Documents, (e) the timely distribution of the principal of or interest on the Certificates or other amounts distributable in connection therewith or (f) the Owner Trust Estate that has not been disclosed to the Initial Class A Certificateholder in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Initial Class A Certificateholder for use in connection with the transactions contemplated thereby;

                  (l) The Depositor is not required to be registered as an "investment company" under the Investment Company Act of 1940, as amended;

                  (m) As of the Transfer Date related thereto, the transfer, assignment and conveyance of the Loans by the Depositor thereon pursuant to this Agreement is not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

                  (n) The Depositor's principal place of business and chief executive offices are located at 1850 N. Central Ave., Phoenix, AZ 85004;

                  (o) The Depositor covenants with the Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its organizational documents in effect from time to time;

                  (p) The General Partner is a Delaware corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Basic Document to which it is a party;

                  (q) The execution and delivery of each Basic Document on behalf of the Depositor which the Depositor is a party will not violate the General Partner's certificate of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the General Partner is a party or which may be applicable to the General Partner or any of its assets;

                  (r) The General Partner has the full power and authority to cause the Depositor to enter into and consummate the transactions contemplated by each Basic Document to which the Depositor is a party, has duly authorized the execution, delivery and performance on behalf of the Depositor of each Basic Document to which the Depositor is a party and has duly executed and delivered on behalf of the Depositor each Basic Document to which the Depositor is a party;

                  (s) The General Partner is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the General Partner and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the General Partner or its properties or materially and adversely affect the performance of its duties hereunder;

                  (t) The General Partner is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the General Partner; and

                  (u) The General Partner covenants with the Owner Trustee that during the continuance of this Agreement it will comply in all respects with the provisions of its organizational documents in effect from time to time.

                  Section 4.02 Representations and Warranties of the Loan Originator.

                  The Loan Originator hereby represents and warrants to the other parties hereto and the Certificateholders that as of the Closing Date, as of each Transfer Date and as of each Purchase Value Excess
         Date:

                  (a) The Loan Originator is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (i) is duly qualified, in good standing and if required by law, licensed to carry on its business in each state where any Mortgaged Property is located to the extent required under applicable law and (ii) is in compliance with the laws of any such state, in both cases, to the extent necessary to ensure the enforceability of the Loans in accordance with the terms thereof and had at all relevant times, full corporate power to originate the Loans, to own its property, to carry on its business as currently conducted and to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Loan Originator of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Loan Originator's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any contract, agreement or other instrument to which the Loan Originator is a party or which may be applicable to the Loan Originator or any of its assets;

                  (c) The Loan Originator has the full power and authority to enter into and consummate all transactions contemplated by the Basic Documents to be consummated by it, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Loan Originator, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Loan Originator is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Loan Originator and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Loan Originator or its properties or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

                  (e) There are no actions or proceedings against, or investigations of, the Loan Originator currently pending with regard to which the Loan Originator has received service of process and no action or proceeding against, or investigation of, the Loan Originator is, to the knowledge of the Loan Originator, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Loan Originator, would prohibit its entering into any Basic Document to which it is a party or render the Certificates invalid, (B) seek to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Loan Originator, would prohibit or materially and adversely affect the sale of the Loans to the Depositor, the performance by the Loan Originator of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Certificates;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for: (1) the execution, delivery and performance by the Loan Originator of, or compliance by the Loan Originator with, any Basic Document to which it is a party,
         (2) the issuance of the Certificates, (3) the sale of the Loans under the Loan Purchase Agreement or (4) the consummation of the transactions required of it by any Basic Document to which it is a party, except such as shall have been obtained before such date;

                  (g) Immediately prior to the Transfer Date related thereto, the Loan Originator had good title to the Loans sold on such Transfer Date without notice of any adverse claim;

                  (h) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Loan Originator to the Initial Class A Certificateholder in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Loan Originator to the Initial Class A Certificateholder in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Loan Originator, after due inquiry, that could reasonably be expected to have a material adverse effect on (a) the property, business, operations, financial condition or prospects of the Loan Originator, (b) the ability of the Loan Originator to perform its obligations under any Basic Document to which it is a party, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Initial Class A Certificateholder and the Owner Trustee under any of the Basic Documents, (e) the timely distribution of the principal of or interest on the Certificates or other amounts distributable in connection therewith or (f) the Owner Trust Estate that has not been disclosed to the Initial Class A Certificateholder in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Initial Class A Certificateholder for use in connection with the transactions contemplated thereby;

                  (i) The Loan Originator is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations under each Basic Document to which it is a party; it will not be rendered insolvent by the execution and delivery of this Agreement or by the performance of its obligations under each Basic Document to which it is a party; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Loan Originator prior to the date hereof;

                  (j) As of the Transfer Date related thereto, the Loan Originator has transferred the Loans transferred on or prior to such Transfer Date without any intent to hinder, delay or defraud any of its creditors;

                  (k) As of the Transfer Date related thereto, the Loan Originator has received fair consideration and reasonably equivalent value in exchange for the Loans sold on such Transfer Date to the Depositor; and

                  (l) The Loan Originator's principal place of business and chief executive offices are located at 1850 N. Central Ave., Phoenix, AZ 85004.

                  It is understood and agreed that the representations and warranties set forth in this Section 4.02 shall survive delivery of the respective Custodial Loan Files to the Custodian (as the agent of the Owner Trustee) and shall inure to the benefit of the Certificateholders, the Depositor, the Servicer, the Owner Trustee and the Trust. Upon discovery by any of the Loan Originator, the Depositor, the Servicer, the Owner Trustee or the Trust of a breach of any of the foregoing representations and warranties that materially and adversely affects the value of any Loan or the interests of the Certificateholders therein, the party discovering such breach shall give prompt written notice (but in no event later than five Business Days following such discovery) to the other parties. The obligations of the Loan Originator set forth in Sections 3.05 and 4.05 hereof to cure any breach or to substitute for or repurchase an affected Loan shall constitute the sole remedies available hereunder to the Certificateholders, the Depositor, the Servicer, the Owner Trustee or the Trust respecting a breach of the representations and warranties contained in this Section 4.02. The fact that the Initial Class A Certificateholder has conducted or has failed to conduct any partial or complete due diligence investigation of the Loan Files shall not affect the Certificateholders' rights to demand repurchase or substitution as provided under this Agreement.

                  Section 4.03 Representations, Warranties and Covenants of the Servicer.

                  The Servicer hereby represents and warrants to and covenants with the other parties hereto and the Certificateholders that as of the Closing Date, as of each Transfer Date and as of each Purchase Value Excess Date:

                  (a) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (i) is duly qualified, in good standing and licensed to carry on its business in each state where any Mortgaged Property is located, and
         (ii) is in compliance with the laws of any such state, in both cases, to the extent necessary to ensure the enforceability of the Loans in accordance with the terms thereof and to perform its duties under each Basic Document to which it is a party and had at all relevant times, full corporate power to own its property, to carry on its business as currently conducted, to service the Loans and to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery by the Servicer of each Basic Document to which it is a party and its performance of and compliance with the terms thereof will not violate the Servicer's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Servicer is a party or which may be applicable to the Servicer or any of its assets;

                  (c) The Servicer has the full power and authority to enter into and consummate all transactions contemplated by each Basic Document to which it is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by each of the other parties thereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Servicer is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Servicer and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or materially and adversely affect the performance of its duties under any Basic Document to which it is a party;

                  (e) There are no actions or proceedings against, or investigations of, the Servicer currently pending with regard to which the Servicer has received service of process and no action or proceeding against, or investigation of, the Servicer is, to the knowledge of the Servicer, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Servicer, would prohibit its entering into any Basic Document to which it is a party, (B) seek to prevent the consummation of any of the transactions contemplated by any Basic Document to which it is a party or (C) if determined adversely to the Servicer, would prohibit or materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, any Basic Document to which it is a party or the Certificates;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Servicer of, or compliance by the Servicer with, any Basic Document to which it is a party or the Certificates, or for the consummation of the transactions contemplated by any Basic Document to which it is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to such date;

                  (g) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Servicer to the Initial Class A Certificateholder in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Servicer to the Initial Class A Certificateholder in connection with the Basic Documents to which it is a party and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Servicer, after due inquiry, that could reasonably be expected to have a material adverse effect on (a) the property, business, operations, financial condition or prospects of the Servicer, (b) the ability of the Servicer to perform its obligations under any Basic Document to which it is a party, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Initial Class A Certificateholder and the Owner Trustee under any of the Basic Documents, (e) the timely distribution of the principal of or interest on the Certificates or other amounts distributable in connection therewith or (f) the Owner Trust Estate that has not been disclosed to the Initial Class A Certificateholder in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Initial Class A Certificateholder for use in connection with the transactions contemplated thereby;

                  (h) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to under the Basic Documents to which it is a party;

                  (i) The Servicer acknowledges and agrees that the Servicing Fee represents reasonable compensation for the performance of its services hereunder and that the entire Servicing Fee shall be treated by the Servicer, for accounting purposes, as compensation for the servicing and administration of the Loans pursuant to this Agreement; and

                  (j) The Servicer is an Eligible Servicer and covenants to remain an Eligible Servicer or, if not an Eligible Servicer, each Subservicer is an Eligible Servicer and the Servicer covenants to utilize Subservicers that are Eligible Servicers.

                  It is understood and agreed that the representations, warranties and covenants set forth in this Section 4.03 shall survive delivery of the respective Custodial Loan Files to the Owner Trustee or the Custodian on its behalf and shall inure to the benefit of the Depositor, the Certificateholders, the Owner Trustee and the Trust. Upon discovery by any of the Loan

Originator, the Depositor, the Servicer, the Owner Trustee or the Trust of a breach of any of the foregoing representations, warranties and covenants that materially and adversely affects the value of any Loans or the interests of the Certificateholders therein, the party discovering such breach shall give prompt written notice (but in no event later than five Business Days following such discovery) to the other parties. The fact that the Initial Class A Certificateholder has conducted or has failed to conduct any partial or complete due diligence investigation shall not affect the Certificateholders' rights to exercise their remedies as provided under this Agreement.

                  Section 4.04 Representations and Warranties Regarding Loans.

                  The Loan Originator hereby represents and warrants to the Depositor, the Trust, the Owner Trustee and the Certificateholders, with respect to each Loan as of the related Transfer Date (except as otherwise expressly agreed in writing by the Majority Certificateholders).

                  (a) The information set forth in the Loan Schedule as to the Loan is complete, true and correct in all material respects;

                  (b) The Loan Originator is the sole owner and holder of the Loan and has good and marketable title thereto, has full right, power and authority to sell and assign such Loan free and clear of any interest or claim of a third party;

                  (c) The Loan has not been since the date of origination by the applicable Qualified Originator, and currently is not, thirty or more days delinquent, and the Borrower is not in default thereunder beyond any applicable grace period for the payment of any obligation to pay principal and interest, taxes, insurance premiums and required reserves;

                  (d) The Loan Originator has not advanced funds, or knowingly received any advance of funds from a party other than the Borrower subject to the related Mortgage, directly or indirectly, for the payment of any amount required by the Loan;

                  (e) The Loan Documents have been duly and properly executed, and the Loan Documents are legal, valid and binding obligations of the Borrower, and their terms are enforceable against the Borrower, subject only to bankruptcy, insolvency, moratorium, fraudulent transfer, fraudulent conveyance and similar laws affecting rights of creditors generally and to the application of general principles of equity;

                  (f) The lien of each Mortgage is insured by an ALTA lender's title insurance policy or its equivalent as adopted in the applicable jurisdiction issued by one or more nationally recognized title insurance companies, insuring the Qualified Originator, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Loan after all advances of principal, subject only to (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, in the reasonable judgment of the Loan Originator, materially interferes with the current use of the related Mortgaged Property or the security intended to be provided by such Mortgage or with the Borrower's ability to pay its obligations when they become due or the value of the related Mortgaged Property and (c) the exceptions (general and specific) set forth in such policy, none of which, individually or in the aggregate, in the reasonable judgment of the Loan Originator, materially interferes with the current use of the related Mortgaged Property or security intended to be provided by such Mortgage, with the Borrower's ability to pay its obligations when they become due or the value of the related Mortgaged Property (or if a title insurance policy has not yet been issued in respect of the Loan, a policy meeting the foregoing description is evidenced by a commitment for title insurance "marked-up" at the closing of the Loan). No material claims have been made under such title policy and no claims have been made thereunder;

                  (g) As of the date of origination of the Loan there were no, and there are no, mechanics', materialman's or other similar liens or claims which have been filed for work, labor or materials affecting the Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the Mortgage, unless such lien is insured against under the related title insurance policy;

                  (h) Each building or other improvement located on any Mortgaged Property was insured by a fire and extended perils insurance policy, issued by an insurer or reinsured by an insurer meeting the requirements of the Loan Documents, in an amount not less than the replacement cost of the Mortgaged Property; each Mortgaged Property was also covered by business interruption insurance and comprehensive general liability insurance in amounts generally required by institutional lenders for similar properties; all premiums on such insurance policies required to be paid as of the date hereof have been paid; such insurance policies require prior notice to the insured of termination or cancellation, and no such notice has been received; and (B) the Loan Documents obligate the Borrower to maintain all such insurance and, at the Borrower's failure to do so, authorize the mortgagee to maintain such insurance at the Borrower's cost and expense and to seek reimbursement therefor from such Borrower;

                  (i) No building or other improvement on any Mortgaged Property has been affected in any material manner or suffered any material loss as a result of any fire, wind, explosion, accident, riot, war, or act of God or the public enemy, and each Mortgaged Property is free of any material damage that would affect materially and adversely the value of the Mortgaged Property as security for the Loan and is in good repair. The Loan Originator has neither received notice, nor is otherwise aware, of any proceedings pending for the total condemnation of any Mortgaged Property or a partial condemnation of any portion material to the Loan Originator's ability to perform its obligations under its related Loan;

                  (j) None of the improvements included for the purpose of determining the Appraised Value of each Mortgaged Property at the time of the origination of the Loan lies outside of the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties materially encroach upon the Mortgaged Property except those which are insured against by the title insurance policy (including endorsements thereto) issued in connection with the Loan and all improvements on the Mortgaged Property comply with the applicable zoning laws and/or set-back ordinances in force when improvements were added (except as disclosed in the Disclosure Certificates);

                  (k) The Loan, and all parties involved in the origination and servicing of the Loan (to the extent required for the purpose required for usury exemption), complied as of the date of origination with, or is exempt from, applicable state or federal laws, regulations and other requirements pertaining to usury. To the extent applicable to the Loan, any and all other requirements of any federal, state or local laws, including, without limitation, truth-in-lending, real estate settlement procedures, equal credit opportunity or disclosure laws, applicable to the Loan have been complied with;

                  (l) Since the date of origination of the Loan, the terms of the Loan have not been impaired, waived, altered, satisfied, canceled, subordinated or modified in any respect (except with respect to modifications the economic terms of which are reflected in the mortgage loan schedule and which are evidenced by documents in the Custodial Loan File and except as required by the Loan Documents or as disclosed in the Disclosure Certificates) and no portion of the Mortgaged Property has been released from the lien of the Mortgage in any manner;

                  (m) All applicable Mortgage recording taxes and other filing fees have been paid in full or deposited with the issuer of the title insurance policy issued in connection with the Loan for payment upon recordation of the relevant documents;

                  (n) Each assignment of leases and rents, if any, creates a valid assignment of, or a valid security interest in, certain rights under the related leases, subject only to a license granted to the relevant mortgagor to exercise certain rights and to perform certain obligations of the lessor under such leases, including the right to operate the related Mortgaged Property, subject only to those exceptions described in clause (f) above. No person other than the relevant Borrower owns any interest in any payments due under such leases that is superior to or of equal priority with the mortgagee's interest therein, subject only to those exceptions described in clause (f) above;

                  (o) Each Mortgage, upon due recordation, is a valid and enforceable first lien on the related Mortgaged Property, subject only to those exceptions described in clause (f) above;

                  (p) The Loan Originator has not taken any action, nor to the Loan Originator's knowledge has the Borrower, except as disclosed in the Disclosure Certificates, taken any action, that would cause the representations and warranties made by the Borrower in the Loan Documents not to be true;

                  (q) Except as expressly set forth in the Loan Documents and in the Disclosure Certificates, the proceeds of the Loan have been fully disbursed and there is no requirement for future advances thereunder and the Loan Originator covenants that it will not make any future advances under the Loan to the Borrower. Except for the escrows and disbursements therefrom as contemplated by the Loan Documents, any Borrower requirements for on or off-site improvements as to disbursement of any escrow funds therefor have been complied with;

                  (r) The Loan Originator has inspected or caused to be inspected each Mortgaged Property within the past twelve months preceding the date hereof. The Loan File includes a title survey, certified to the Loan Originator, its successors and assigns, and the title insurance company, reciting that it is in accordance with most recent minimum standards for title surveys as determined by the American Land Title Association, with the signature and seal of a licensed engineer or surveyor affixed thereto;

                  (s) The Loan does not have a shared appreciation feature, other contingent interest feature or negative amortization. The indebtedness evidenced by the Promissory Note is not convertible to an ownership interest in the Mortgaged Property or the Mortgage and the Loan Originator has not financed, nor does it own, directly or indirectly, any equity of any form in the Mortgaged Property or the Borrower. The Promissory Note does not by its terms provide for the capitalization or forbearance of interest;

                  (t) The Loan is not cross-collateralized with other mortgaged properties not subject to this Loan Agreement is a whole loan and contains no equity participation by the lender;

                  (u) No fraudulent acts were committed by the Loan Originator in connection with the origination process of the Loan;

                  (v) All taxes, ground rents, water charges, sewer rates, governmental assessments, insurance premiums, leasehold payments and any other outstanding fees or charges that prior to the date of origination of the Loan became due and owing in respect of each Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established or are insured against by the title insurance policy issued in connection with the origination of the Loan;

                  (w) To the extent required under applicable law, the Loan Originator was authorized to transact and do business in each jurisdiction in which a Mortgaged Property is located at all times when it held the Loan;

                  (x) There is no material default, breach, violation or event of acceleration existing under any of the Loan Documents and the Loan Originator has not received actual notice of any event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would and does constitute a default, breach, violation or event of acceleration; no waiver of the foregoing exists and no person other than the Initial Class A Certificateholder may declare any of the foregoing;

                  (y) Each Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against each related Mortgaged Property of the material benefits of the security upon the occurrence of a material default under the Mortgage, including realization by judicial or, if applicable, non-judicial foreclosure, and there is no exemption available to the mortgagor which would materially interfere with such right to foreclosure provided, the Mortgage is enforced in accordance with applicable laws;

                  (z) With respect to each Mortgaged Property, a Phase I environmental report and, in certain cases, a Phase II environmental report or an update to such Phase I report was conducted by a licensed qualified engineer. The Loan Originator has reviewed each such report and update. The Loan Originator, having made no independent inquiry other than reviewing the environmental reports and updates referenced herein and without other investigation or inquiry, has no knowledge of any material and adverse environmental condition or circumstance affecting any Mortgaged Property that was not disclosed in the related report and/or update. Except as disclosed in the Disclosure Certificates, the Loan Originator has not received any actual notice of a material violation of CERCLA or any applicable federal, state or local environmental law with respect to any Mortgaged Property that was not disclosed in the related report and/or update. The Loan Originator has not taken any actions which would cause any Mortgaged Property not to be in compliance with all federal, state and local laws pertaining to environmental hazards;

                  (aa) The Mortgage contains provisions for the acceleration of the payment of the unpaid principal balance of the Loan if (A) the Borrower voluntarily transfers or encumbers all or any portion of any related Mortgaged Property, or (B) any direct or indirect interest in the Borrower is voluntarily transferred or assigned, other than, in each case, as permitted under the terms and conditions of the Loan Documents;

                  (bb) To the Loan Originator's knowledge, there is no pending action, suit or proceeding, arbitration or governmental investigation against the Borrower or any Mortgaged Property an adverse outcome of which could materially affect the Borrower's performance of its obligations under the Loan Documents;

                  (cc) The servicing and collection practices used by the Loan Originator, and the origination practices of the related Qualified Originator, have been in all respects legal, proper and prudent and have met customary industry standards except to the extent that, in connection with its origination, such standards were modified by the applicable Qualified Originator in its reasonable discretion;

                  (dd) In connection with the assignment, transfer or conveyance of any individual Mortgage, the Promissory Note and Mortgage contain no provision limiting the right or ability of the applicable Qualified Originator to assign, transfer and convey the Mortgage to any other person or entity;

                  (ee) If any Mortgaged Property is subject to any leases (other than any Ground Lease referred to in (ii) below), the Borrower is the owner and holder of the landlord's interest under any leases, and the related Mortgage and assignment of leases, rents and profits, if any, provides for the appointment of a receiver for rents or allows the mortgagee to enter into possession to collect rent or provide for rents to be paid directly to mortgagee in the event of a default, subject to the exceptions described in clause (f) hereof;

                  (ff) If a Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the deed of trust, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with the sale or release of the Mortgaged Property following default or payment of the loan;

                  (gg) Any insurance proceeds in respect of a casualty loss or taking will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds (provided that such proceeds exceed the threshold amount described in the loan documents) as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Loan together with any accrued interest thereon, except to the extent of any excess proceeds after restoration;

                  (hh) Except as disclosed in the Disclosure Certificates, no Mortgaged Property is located in a special flood hazard area as defined by the Federal Emergency Management Agency. If any portion of the Mortgaged Property is in an area identified by any federal Governmental Authority as having special flood hazards, and flood insurance is available, a flood insurance policy meeting the current guidelines of the Federal Insurance Administration is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (1) the outstanding Principal Balance of the Loan, (2) the full insurable value of the Mortgaged Property, and (3) the maximum amount of insurance available under the Flood Disaster Protection Act of 1973, as amended;

                  (ii) With respect to any Mortgage which is secured in whole or in part by the interest of a borrower as a lessee under a Ground Lease and based upon the terms of the Ground Lease or an estoppel letter from the ground lessor the following apply to such Ground Lease:

                      (1)The Ground Lease or a memorandum thereof has been duly
                         recorded, the Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage, does not restrict the use of the Mortgaged Property by the lessee or its successors and assigns in a manner that would adversely affect the security provided by the related Mortgage, and there has not been a material change in the terms of the Ground Lease since its recordation, with the exception of written instruments which are part of the related Loan Documents delivered to the Custodian.

                      (2)The Ground Lease is not subject to any liens or
                         encumbrances superior to, or of equal priority with, the related Mortgage, other than the related ground lessor's related fee interest.

                      (3)The Loan Originator's interest in the Ground Lease is
                         assignable to the holder of the Mortgage upon notice to, but without the consent of (except as disclosed in the Disclosure Certificates), the lessor thereunder and, in the event that it is so assigned, it is further assignable by the trustee and its successors and assigns upon notice to, but without a need to obtain the consent of, such lessor.

                      (4)As of the Origination Date of the Loan, the Ground
                         Lease was in full force and effect and no material default had occurred under the Ground Lease and there was no existing condition which, but for the passage of time or the giving of notice, would result in a default under the terms of the Ground Lease. No notice of default under the Ground Lease has been received by the Loan Originator.

                      (5)The Ground Lease requires the lessor thereunder to
                         give notice of any default by the lessee to the mortgagee; and the Ground Lease, or an estoppel letter received by the mortgagee from the lessor, further provides that notice of termination given under the Ground Lease is not effective against the mortgagee unless a copy of the notice has been delivered to the mortgagee in the manner described in such Ground Lease or estoppel letter.

                      (6)The mortgagee is permitted a reasonable opportunity
                         (including, where necessary, sufficient time to gain possession of the interest of the lessee under the Ground Lease) to cure any default under the Ground Lease which is curable after the receipt of notice of any default, before the lessor thereunder may terminate the Ground Lease.

                      (7)The Ground Lease either (i) has a term which extends
                         not less than 10 years beyond the maturity date of the related Loan or (ii) grants the lessee the option to extend the term of the lease for a period (in the aggregate) which exceeds ten years beyond the maturity date of the related Loan.

                      (8)Except as disclosed in the Disclosure Certificates,
                         the Ground Lease requires the lessor to enter into a new lease with the mortgagee upon termination of the Ground Lease for any reason, including rejection of the Ground Lease in a bankruptcy proceeding, provided the mortgagee cures the lessee's defaults to the extent they are curable and succeeds to the interest of the mortgagee.

                      (9)Except as disclosed in the Disclosure Certificates,
                         under the terms of the Ground Lease and the related Mortgage, taken together, any related insurance proceeds will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse the proceeds as the repair or restoration progresses, or to the payment of the outstanding principal balance of the Loan together with any accrued interest thereon.

                      (10) Except as disclosed in the Disclosure Certificates,
                         such Ground Lease does not impose any material restrictions on subletting.

                      (11) Either the Ground Lease or the related Mortgage
                         contains the Loan Originator's covenant that such Ground Lease shall not be amended, canceled, or terminated without the prior written consent of the mortgagee.

                      (12) Either the Ground Lease or an estoppel letter
                         contains a covenant that the lessor thereunder is not permitted in the absence of an uncured default under the Ground Lease, to disturb the possession, interest or quiet enjoyment of any lessee in the relevant portion of the Mortgaged Property subject to such Ground Lease for any reason, or in any manner, which would materially adversely affect the security provided by the related Mortgage;

                  (jj) (1) The Loan is directly secured by a Mortgage on a commercial or multifamily real property, and (2) the fair market value of such real property, as evidenced by an appraisal conducted within 12 months of the origination of the Loan, or as determined by the Loan Originator based on market studies and pursuant to its Underwriting Guidelines, was at least equal to 80% of the principal amount of the Loan (I) at origination (or if the Loan has been modified in a manner that constituted a deemed exchange under Section 1001 of the Code at a time when the Loan was not in default or default with respect thereto was not reasonably foreseeable, the date of the last such modification) or (II) at the related Transfer Date; provided that the fair market value of the real property interest must first be reduced by (a) the amount of any lien on the real property interest that is senior to the Loan (unless such senior lien also secures a Loan, in which event the computation described in (I) and (II) shall be made on an aggregated basis) and (b) a proportionate amount of any lien that is in parity with the Loan (unless such other lien secures a Loan that is cross-collateralized with such Loan, in which event the computation described in
(I) and (II) shall be made on an aggregate basis);

                  (kk) Certificates of occupancy (or its equivalent) and building permits, as applicable, have been issued with respect to the Mortgaged Property (except as disclosed in the Disclosure Certificates);

                  (ll) Any escrow accounts for taxes or other reserves required to be funded on the date of origination of the Loan pursuant to the Loan Documents have been funded and all such escrow accounts required to have been funded as of the Transfer Date (taking into account any applicable notice and grace period) have been funded;

                  (mm) The related Assignment of Mortgage constitutes a legal, valid and binding assignment of such Mortgage to the Trust, and the related reassignment of assignment of leases, rents and profits, if any, constitutes a legal, valid and binding assignment thereof to the Trust;

                  (nn) The related Promissory Note is not, and has not been since the date of origination of the Loan, secured by any collateral except the lien of the related Mortgage, any related assignment of leases, rents and profits and any related security agreement and escrow agreement; the security for the Loan consists only of the related Mortgaged Property or Properties, any leases (including without limitation any credit leases) thereof, and any appurtenances, fixtures and other property located thereon; and such Mortgaged Property or Properties do not secure any mortgage loan other than the Loan being transferred and assigned to the Trust hereunder (except for Loans, if any, which are cross-collateralized with other Loans being conveyed to the Trust or subsequent transferee hereunder and identified on the Loan Schedule);

                  (oo) Except as disclosed in the Disclosure Certificates, as of the date of origination of each Loan, the related Borrower was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated;

                  (pp) The Loan is directly secured by a first lien on one or more parcels of real estate upon which is located one or more commercial structures; and the Loan was originated by a savings and loan association, savings bank, commercial bank, credit union, insurance company, or similar institution which is supervised and examined by a Federal or State authority, or by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

                  (qq) With respect to each Large Balance Loan (or groups of Loans that have an aggregate original principal balance in excess of $25,000,000, as described in clauses (2) and (3) below):

                  (1) The Borrower is an entity whose organizational documents provide that it is, and at least so long as the Loan is outstanding will continue to be, a single-purpose entity. (For this purpose, "single-purpose entity" shall mean a person, other than an individual, which is formed or organized solely for the purpose of owning and operating a single property, does not engage in any business unrelated to such property and its financing, does not have any assets other than those related to its interest in the property or its financing, or any indebtedness other than as permitted by the related Mortgage or the other Loan Documents, has its own books and records and accounts separate and apart from any other person, and holds itself out as being a legal entity, separate and apart from any other person);

                  (2) A non-consolidation opinion was obtained for the Borrower or affiliated group of the Borrower of Loans or groups of Loans with an original principal balance in excess of $25,000,000;

                  (3) The general partners or managing members of the Borrower or Affiliates of the Borrower of Loans or groups of Loans having an original principal balance in excess of $25,000,000 have an independent director;

                  (rr) To the extent required under applicable law, each holder of the Loan was authorized to transact and do business in the jurisdiction in which the related Mortgaged Property is located at all times when it held the Loan;

                  (ss) The Loan-to-Value Ratio for the Loan does not exceed 80%, except as otherwise pre-approved in writing by the Initial Class A Certificateholder;

                  (tt) With respect to Mortgaged Property occupied by commercial tenants under leases: (i) each such tenant is conducting business only in that portion of the Mortgaged Property covered by its lease; (ii) no leases contain any option to purchase, any right of first refusal to lease or purchase, any right to terminate the lease or vacate the premises prior to expiration of the lease term, or any other similar provisions which adversely affect the Mortgaged Property or which might adversely affect the rights of any holder of the Loan; and (iii) a non-disturbance or similar recognition agreement exists, or if such agreement exists, there are no circumstances or conditions with respect to such tenant or the applicable lease that could cause a prudent lender to refuse to grant such agreement;

                  (uu) As to each Loan secured by Mortgaged Property which is leased to tenants:

                           (i) the Mortgaged Property is not subject to any leases other than the leases described in the rent roll contained in the Loan Documents (hereinafter referred to as the "Leases"), and such rent roll is accurate and complete in all material respects, including description of the rent and term and any extraordinary rights of tenants (such as option, rights of first refusal and rights of termination). No Person has any possessory interest in the Mortgaged Property or right to occupy the same except under and pursuant to the provisions of the Leases. Each Lease of all or any portion of the Mortgaged Property is subordinate to the Mortgage, unless otherwise approved by the Initial Class A Certificateholder; and

                           (ii) except as provided in subsection (z), no Lease contains a non-disturbance or similar recognition agreement; and

                           (iii)(A) there are no prior recorded assignments of the Leases or of any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable thereunder (hereinafter collectively referred to as the "Rents") which are now outstanding and have priority over the assignment of leases contained in the Loan Documents and given in connection with the Loan,
         (B) except as may be disclosed in the rent roll contained in the Loan Documents, no tenant is more than twenty-nine (29) days delinquent in the payment of rent nor in default under any material provision of its Lease, all material conditions and obligations on the Borrower's part to be fulfilled under the terms of any Lease of the Mortgaged Property have been satisfied or fully performed, and all Leases are in full force and effect, (C) each Lease relating to a Mortgaged Property in a mobile home community provides for the tenant to acquire, locate and maintain on the pad constituting the leased premises a mobile home or manufactured housing residential unit affixed to the Mortgaged Property in compliance with applicable law, and (D) each Lease provides for payment of rent by check on a monthly basis; no tenant has advanced more than one (1) month's payment under any Lease; and no Person affiliated with the Borrower is a tenant under any Lease;

                  (vv) The Loan Originator has not been served with notice that any mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding;

                  (ww) Except as disclosed in the Disclosure Certificates, ,at the time of origination, (i) all amenities, access routes or other items crucial to the related appraised value of the Mortgaged Property were under the direct control of the Borrower or, subject to easements for the benefit of the Borrower, are public property, and (ii) the Mortgaged Property was contiguous to a physically open, dedicated all-weather public street, had all necessary permits and approvals for ingress and egress, was adequately serviced by public water, sewer systems and utilities and was on a separate tax parcel, separate and apart from any other property owned by the Borrower or any other person. Each Mortgaged Property has all necessary access by public roads or by easements which in each case are not terminable and are not subordinated to any mortgage other the related Mortgage;

                  (xx) The Loan File contains an appraisal of the related Mortgaged Property which appraisal is signed by a qualified appraiser, duly appointed by the Loan Originator, who, to the Loan Originator's knowledge, had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Loan, and the appraisal and appraiser both satisfy the requirements of Title XI of the Federal Institutions Reform, Recovery, and Enforcement Act of 1989 and the regulations promulgated thereunder, all as in effect on the date the Loan was originated; and

                  (yy) The Promissory Note, Mortgage, the Assignment of Mortgage and any other documents in the Custodial Loan File with respect to each Loan pursuant to Section 3.04, have been or shall be delivered to the Custodian all in compliance with the specific requirements of Section 3.04. With respect to each Loan, a complete Servicer's Loan File has been delivered to the Servicer or its designee, except that the Loan File contains copies of those documents which have been or will be delivered to the Custodian.

                  (zz) The Loan was underwritten in accordance with the Underwriting Guidelines.

                  Section 4.05      Purchase and Substitution.

                  (a) It is understood and agreed that the representations and warranties set forth in Section 4.04 hereof shall survive the conveyance of the Loans to the Owner Trustee on behalf of the Trust, and the delivery of the Certificates to the Certificateholders. Upon discovery by the Depositor, the Servicer, the Loan Originator, the Custodian, the Trust, the Owner Trustee or any Certificateholder of a breach of any of such representations and warranties or the representations and warranties set forth in Section 4.02 which materially and adversely affects the value of the Loans or the interests of the Certificateholders in the related Loan (notwithstanding that such representation and warranty was made to the Loan Originator's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Loan Originator shall within 5 Business Days of any breach of a representation or warranty as a result of an attribute of the aggregate Loan Pool which would not otherwise cause a breach of any other representation or warranty, promptly cure such breach in all material respects. If within 5 Business Days after the earlier of the Loan Originator's discovery of such breach or the Loan Originator's receiving notice thereof such breach has not been remedied by the Loan Originator and such breach materially and adversely affects the interests of the Certificateholders or in the related Loan (the "Defective Loan"), the Loan Originator shall promptly upon receipt of written instructions from the Majority Certificateholders either (i) remove such Defective Loan from the Trust (in which case it shall become a Deleted Loan) and substitute one or more Qualified Substitute Loans in the manner and subject to the conditions set forth in this Section 4.05 or (ii) purchase such Defective Loan at a purchase price equal to the Purchase Price with respect to such Defective Loan by depositing such Purchase Price in the Collection Account. The Loan Originator shall provide the Servicer, the Owner Trustee, the Initial Class A Certificateholder and the Trust with a certification of a Responsible Officer on the Determination Date next succeeding the end of such 5 Business Days period indicating whether the Loan Originator is purchasing the Defective Loan or substituting in lieu of such Defective Loan a Qualified Substitute Loan.

                  Any substitution of Loans pursuant to this Section 4.05(a) shall be accompanied by payment by the Loan Originator of the Substitution Adjustment, if any, to be deposited in the Collection Account pursuant to
Section 7.01(b)(1) hereof.

                  It is understood and agreed that the obligation of the Loan Originator to repurchase or substitute any such Loan pursuant to this Section
4.05 shall constitute the sole remedy against it with respect to such breach of the foregoing representations or warranties or the existence of the foregoing conditions. With respect to representations and warranties made by the Loan Originator pursuant to Section 4.04 hereof that are made to the Loan Originator's best knowledge, if it is discovered by any of the Depositor, the Loan Originator, the Owner Trustee or the Trust that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Loan, notwithstanding the Loan Originator's lack of knowledge, such inaccuracy shall be deemed a breach of the applicable representation and warranty.

                  (b) As to any Deleted Loan for which the Loan Originator substitutes a Qualified Substitute Loan or Loans, the Loan Originator shall effect such substitution by delivering to the Owner Trustee and Initial Class A Certificateholder (i) a certification executed by a Responsible Officer of the Loan Originator to the effect that the Substitution Adjustment has been credited to the Collection Account and (ii) the documents constituting the Custodial Loan File for such Qualified Substitute Loan or Loans.

                  The Servicer shall deposit in the Collection Account all payments received in connection with such Qualified Substitute Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Loans on or before the date of substitution will be retained by the Loan Originator. The Trust will be entitled to all payments received on the Deleted Loan on or before the date of substitution and the Loan Originator shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Loan. The Loan Originator shall give written notice to the Trust, the Servicer, the Owner Trustee and Initial Class A Certificateholder that such substitution has taken place and the Servicer shall amend the Loan Schedule to reflect (i) the removal of such Deleted Loan from the terms of this Agreement and (ii) the substitution of the Qualified Substitute Loan. The Loan Originator shall promptly deliver to the Trust, the Servicer (if the Loan Originator is not then acting as such), the Owner Trustee and Initial Class A Certificateholder, a copy of the amended Loan Schedule. Upon such substitution, such Qualified Substitute Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Loan Originator shall be deemed to have made with respect to such Qualified Substitute Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in
Section 4.04 hereof. On the date of such substitution, the Loan Originator will deposit into the Collection Account an amount equal to the related Substitution Adjustment, if any. In addition, on the date of such substitution, the Servicer shall cause such Qualified Substitute Loan to be transferred and assigned to the Owner Trustee as part of the Owner Trust Estate.

                  (c) With respect to all Defective Loans or other Loans repurchased by the Loan Originator pursuant to this Agreement, upon the deposit of the Purchase Price therefor into the Collection Account, the Owner Trustee shall assign to the Loan Originator, without recourse, representation or warranty, all the Owner Trustee's right, title and interest in and to such Defective Loans or Loans, which right, title and interest were conveyed to the Owner Trustee pursuant to Section 3.01 hereof. The Owner Trustee shall, at the expense of the Loan Originator, take any actions as shall be reasonably requested by the Loan Originator to effect the repurchase of any such Loans.

                  (d) It is understood and agreed that the obligations of the Loan Originator set forth in this Section 4.05 to cure, purchase or substitute for a Defective Loan (and to indemnify the Trust for certain losses as described herein in connection with a Defective Loan) constitute the sole remedies hereunder of the Depositor, the Trust, the Owner Trustee and the Certificateholders respecting a breach of the representations and warranties contained in Section 4.02 and Section 4.04 hereof. Any cause of action against the Loan Originator relating to or arising out of a defect in a Custodial Loan File as contemplated by Section 3.05 hereof or against the Loan Originator relating to or arising out of a breach of any representations and warranties made in Section 4.04 hereof shall accrue as to any Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Loan Originator or notice thereof by the Loan Originator to the Owner Trustee, (ii) failure by the Loan Originator to cure such defect or breach or purchase or substitute such Loan as specified above, and (iii) demand upon the Loan Originator, as applicable, by the Trust or the Majority Certificateholders for all amounts payable in respect of such Loan.

                  (e) Neither the Trust nor the Owner Trustee shall have any duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Loan pursuant to this Section or the eligibility of any Loan for purposes of this Agreement.

                  Section 4.06      Dispositions.

                  (a) (i) In consideration of the consideration received from the Depositor under the Loan Purchase Agreement, the Loan Originator hereby agrees and covenants that in connection with each Disposition it shall effect the following at the direction of the Disposition Agent with respect to the Loans it sold to the Trust:

                  (A) make such representations and warranties concerning the Loans as of the "cutoff date" of the related Disposition to the Disposition Participants as may be necessary to effect the Disposition and such additional representations and warranties as may be necessary, in the reasonable opinion of any of the Disposition Participants, to effect such Disposition; provided, that the Loan Originator shall not be required to make any representation or warranty beyond the scope or substance of the representations and warranties delineated herein;

                  (B) supply such information, opinions of counsel, letters from law and/or accounting firms and other documentation and certificates regarding the origination of the Loans as any Disposition Participant shall reasonably request to effect a Disposition and enter into such indemnification agreements relating to or in connection with the Disposition as the Disposition Agent may reasonably require;

                  (C) make itself available for and engage in good faith consultation with the Disposition Participants concerning information to be contained in any document, agreement, private placement memorandum, or filing with the Securities and Exchange Commission relating to the Loan Originator or the Loans in connection with a Disposition and shall use reasonable efforts to compile any information and prepare any reports and certificates, into a form, whether written or electronic, suitable for inclusion in such documentation;

                  (D) to implement the foregoing and to otherwise effect a Disposition, enter into, or cause its Affiliates to enter into insurance and indemnity agreements, underwriting or placement agreements, servicing agreements, purchase agreements and any other documentation which may be required of or deemed appropriate by the Disposition Participants in order to effect a Disposition; and

                  (E) take such further actions as may be reasonably necessary to effect the foregoing;

                  provided, that notwithstanding anything to the contrary, (a) the Loan Originator shall have no liability for the Loans arising from or relating to the ongoing ability of the related Borrowers to pay under the Loans; (b) none of the indemnities hereunder shall constitute a guarantee by the Loan Originator of collectibility of the Loans; (c) the Loan Originator shall have no obligation with respect to the financial inability of any Borrower to pay principal, interest or other amount owing by such Borrower under a Loan and (d) the Loan Originator shall only be required to enter into documentation in connection with Dispositions that is consistent with the prior public securitizations of affiliates of the Loan Originator, provided that the indemnities and informational representations and warranties shall be consistent with those in the Basic Documents and, to the extent requested by the Loan Originator, shall be set forth in a separate agreement between an Affiliate of the Initial Class A Certificateholder and the Loan Originator.

                  (ii) In connection with Dispositions the Loan Originator (A) may participate as a concurrent bidder for the Loans subject to such Whole Loan Sale, but may not pay a price higher than the fair market value thereof (as reasonably determined by the Market Value Agent), and
         (B) shall retain such underwriters or sales agents as shall be agreed in writing between the Servicer and the Disposition Agent.

                  (iii) Conditions to Dispositions. The following conditions shall apply to all Dispositions:

                  (A) There shall occur only one Disposition (or multiple simultaneous Dispositions) either as a result of the exercise of the Put Option or the Disposition Agent's decision to effect a Disposition.

                  (B) After receiving notice of the exercise of the Put Option, the Loan Originator, the Trust and the Depositor shall use commercially reasonable efforts to effect a Disposition at the direction of the Disposition Agent prior to the Final Put Date.

                  (b) In accordance with the terms of Section 4.06(a) or upon the exercise of the Put Option, the Trust shall effect Dispositions at the direction of the Disposition Agent. In connection therewith, the Trust agrees to assist the Loan Originator in such Dispositions and accordingly it shall, at the request and direction of the Disposition Agent:

                  (i) transfer, deliver and sell all or a portion of the Loans, as of the "cutoff dates" of the related Dispositions, to such Disposition Participants as may be necessary to effect the Dispositions; provided, that any such sale shall be for "fair market value," as determined by the Disposition Agent in its reasonable discretion;


                  (ii) deposit the cash Disposition Proceeds into the Collection Account pursuant to Section 7.01(b)(1) and retain any Retained Securities created in any Securitizations in accordance with the terms of this Agreement;

                  (iii) to the extent that a Securitization creates any Retained Securities, to accept such Retained Securities as a part of the Disposition Proceeds; and

                  (iv) take such further actions as may be reasonably necessary to effect such Dispositions.

                  (c) The Servicer hereby covenants that it will take such actions as may be reasonably necessary to effect Dispositions as the Disposition Agent may request and direct, including without limitation providing the Loan Originator such information as may be required to make representations and warranties required hereunder.

                  (d) The Disposition Agent may effect Whole Loan Sales upon written notice to the Servicer of their intent to cause the Trust to effect a Whole Loan Sale at least 5 Business Days in advance thereof. The Disposition Agent shall serve as agent for Whole Loan Sales and will receive a reasonable fee for such services. The Loan Originator or its Affiliates may concurrently bid to purchase Loans in a Whole Loan Sale; however, it shall not pay a price in excess of the fair market value thereof as reasonably determined by the Disposition Agent.

                  (e) The parties' obligations to incur an obligation under this
Section 4.06 shall continue notwithstanding the occurrence of an Event of Default.

                  (f) The Disposition Agent (and the Majority Certificateholders to the extent directing the Disposition Agent) shall be an independent contractor to the Trust and shall have no fiduciary obligations thereto. In that connection, the Disposition Agent shall not be liable for any error of judgment made in good faith and shall not be liable with respect to any action it takes or omits to take in good faith in the performance of its duties.

                  Section 4.07      Loan Originator Put; Servicer Call.

                  (a) Loan Originator Put. The Loan Originator shall promptly repurchase, upon the written demand of the Majority Certificateholders,
         (i) any Loan that has become 30 or more days Delinquent, (ii) any Defaulted Loan, (iii) any Loan that has been in default for a period of 30 days or more, (iv) any Loan that is in litigation or is a Foreclosure Property, (v) any Loan that has been determined to be ineligible for a Securitization (or otherwise unacceptable to any Disposition Participant) by mutual agreement of the Majority Certificateholders and the Servicer or (vi) any Loan that is inconsistent with the intended tax status of the Securitization (each such Loan, a "Put/Call Loan").

                  (b) Servicer Call. At any time the Transfer Obligor is required to make a payment under the Transfer Obligation, the Servicer may repurchase any Put/Call Loan (as defined in Section 4.07(a) hereof). Such Servicer Calls shall be solely at the option of the Servicer. Prior to exercising a Servicer Call, the Servicer shall deliver written notice to the Majority Certificateholders and the Owner Trustee which notice shall identify each Loan to be repurchased and the Purchase Price therefor.

                  (c) In connection with each Loan Originator Put, the Loan Originator shall remit to the Servicer for deposit into the Collection Account, the Purchase Price for the Loans to be repurchased. In connection with each Servicer Call, the Servicer shall deposit into the Collection Account the Purchase Price for the Loans to be repurchased. The aggregate Purchase Price of all Loans transferred pursuant to Section 4.07(a) shall in no event exceed the Value Shortfall at the time of such Loan Originator Put.

                  Section 4.08      Modification of Underwriting Guidelines.

         The Loan Originator shall give the Initial Class A Certificateholder prompt written notification of any modification or change to the Underwriting Guidelines.

                  Section 4.09      Covenants of Trust.

                  (a) Distribution of Principal and/or Interest. The Trust will duly and punctually distribute (or will cause to be distributed duly and punctually) the principal of and interest on the Class A Certificates in accordance with the terms of the Class A Certificates and this Agreement. Without limiting the foregoing, subject to and in accordance with Section 7.01 hereof, the Trust will cause to be distributed all amounts on deposit in the Collection Account and the Distribution Account on each applicable Distribution Date deposited therein pursuant to this Agreement. Amounts properly withheld under the Code by any Person from a distribution to any Class A Certificateholder of interest and/or principal shall be considered as having been distributed by the Trust to such Class A Certificateholder for all purposes of this Agreement. The Certificates shall be non-recourse obligations of the Trust and shall be limited in right of distribution to amounts available from the Owner Trust Estate, as provided in this Agreement. The Trust shall not otherwise be liable for payments on the Class A Certificates. If any other provision of this Agreement shall be deemed to conflict with the provisions of this Section 4.09(a), the provisions of this Section 4.09(a) shall control.

                  (b) Maintenance of Office or Agency. The Owner Trustee shall maintain at the Corporate Trust Office an office or agency where Class A Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust in respect of the Class A Certificates and this Agreement may be served. The Trust hereby initially appoints the Owner Trustee to serve as its agent for the foregoing purposes and to serve as Paying Agent with respect to the Certificates. The Owner Trustee shall give prompt written notice to the Trust of the location, and of any change in the location, of any such office or agency.

                  (c) Money for Payments to Be Held in Trust. As provided in
Section 7.03 hereof, all payments of amounts due and distributable with respect to any Certificate that are to be made from amounts withdrawn from the Distribution Account pursuant to Section 7.01 hereof shall be made on behalf of the Trust by the Owner Trustee or by the Paying Agent, and no amounts so withdrawn from the Distribution Account for payments on Certificates shall be paid over to the Trust except as provided in this Section 4.09(c).

                  Any Paying Agent shall be appointed by Trust Order with written notice thereof to the Owner Trustee. Any Paying Agent appointed by the Trust shall be a Person which would be eligible to be Owner Trustee hereunder as provided in Section 13.01 hereof.

                  The Trust will cause each Paying Agent other than the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such Paying Agent shall agree with the Owner Trustee (and if the Owner Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 4.09(c), that such Paying Agent will:

                  (i) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be distributed to such Persons or otherwise disposed of as herein provided and distribute such sums to such Persons as herein provided;

                  (ii) give the Owner Trustee notice of any Default by the Trust (or any other obligor upon the Certificates) of which it has actual knowledge in the making of any distribution required to be made with respect to the Certificates;

                  (iii) at any time during the continuance of any such Default, upon the written request of the Owner Trustee, forthwith pay to the Owner Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Owner Trustee all sums held by it in trust for the distribution of Certificates if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Certificate of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on the Certificates, the Trust shall have first provided the calculations pertaining thereto to the Owner Trustee.

                  The Trust may at any time, for the purpose of obtaining the satisfaction and discharge of this Agreement or for any other purpose, by Trust Order direct any Paying Agent to pay to the Owner Trustee all sums held in trust by such Paying Agent, such sums to be held by the Owner Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Owner Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Subject to applicable laws with respect to escheat of funds or abandoned property, any money held by the Owner Trustee or any Paying Agent in trust for the distribution of any amount due with respect to any Certificate and remaining unclaimed for two years after such amount has become due and distributable shall be discharged from such trust and be distributed to the Trust on Trust Request; and the Holder of such Certificate shall thereafter, as an unsecured general creditor, look only to the Trust for distribution thereof (but only to the extent of the amounts so distributed to the Trust), and all liability of the Owner Trustee or such Paying Agent with respect to such trust money shall thereupon cease;

provided, however, that the Owner Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Trust cause to be published, once in a newspaper of general circulation in the City of New York customarily published in the English language on each Business Day, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Trust. The Owner Trustee shall also adopt and employ, at the expense and direction of the Trust, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Certificateholders whose Certificates have been called but have not been surrendered for redemption or whose right to or interest in moneys due and distributable but not claimed at the last address of record for each such Certificateholder determinable from the records of the Owner Trustee or of any Paying Agent.

                  (d) Existence. (i) Subject to clause (ii) of this Section 4.09(d), the Trust will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Trust hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Trust will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Basic Documents to which it is a party, the Certificates and the Owner Trust Estate.

                  (ii) Any successor to the Owner Trustee appointed pursuant to
Section 13.03 of this Agreement shall be the successor Owner Trustee under this Agreement without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

                  (iii) Upon any consolidation or merger of or other succession to the Owner Trustee, the Person succeeding to the Owner Trustee under this Agreement may exercise every right and power of the Owner Trustee under this Agreement with the same effect as if such Person had been named as the Owner Trustee herein.

                  (e) Protection of Owner Trust Estate. The Trust will from time to time execute and deliver all such reasonable supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

                  (i) maintain or preserve the Owner Trust Estate under this Agreement or carry out more effectively the purposes hereof;

                  (ii) perfect, publish notice of or protect the validity of any transfer and assignment made or to be made by this Agreement;

                  (iii) enforce any rights with respect to the Owner Trust Estate; or

                  (iv) preserve and defend title to the Owner Trust Estate and the rights of the Owner Trustee and the Certificateholders in the Owner Trust Estate against the claims of all Persons and parties.

                  The Trust hereby designates the Administrator, its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 4.09(e).

                  (f) Performance of Obligations; Servicing of Loans.

                  (i) The Trust will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Owner Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in the Basic Documents or such other instrument or agreement.

                  (ii) The Trust may contract with or otherwise obtain the assistance of other Persons (including, without limitation, the Administrator under the Administration Agreement) to assist it in performing its duties under this Agreement, and any performance of such duties by a Person identified to the Owner Trustee in an Officer's Certificate of the Trust shall be deemed to be action taken by the Trust. Initially, the Trust has contracted with the Servicer and the Administrator to assist the Trust in performing its duties under this Agreement.

                  (iii) The Trust will punctually perform and observe all of its obligations and agreements contained in this Agreement, in the Basic Documents and in the instruments and agreements included in the Owner Trust Estate, including but not limited to (A) filing or causing to be filed all UCC Financing Statements and continuation statements required to be filed by the terms of this Agreement and (B) recording or causing to be recorded all Mortgages, Assignments of Mortgage, all intervening assignments of mortgage and all assumption and modification agreements required to be recorded by the terms of this Agreement, in accordance with and within the time periods provided for in this Agreement. Except as otherwise expressly provided therein, the Trust shall not waive, amend, modify, supplement or terminate any Basic Document or any provision thereof without the consent of the Owner Trustee and the Majority Certificateholders.

                  (iv) If the Trust shall have knowledge of the occurrence of an Event of Default, the Trust shall promptly notify the Owner Trustee and the Majority Certificateholders thereof, and shall specify in such notice the action, if any, the Trust is taking with respect to such default.

                  (v) The Trust agrees (A) that it will not, without the prior written consent of the Owner Trustee, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any part of the Owner Trust Estate (except to the extent otherwise permitted by the Basic

Documents), or waive timely performance or observance by the Loan Originator, the Servicer or the Depositor under this Agreement; and (B) that any such amendment shall not (1) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Certificateholders or (2) reduce the percentage of the Certificates that is required to consent to any such amendment, without the consent of Certificateholders evidencing 100% Percentage Interests of the Outstanding Certificates. If any such amendment, modification, supplement or waiver shall so be consented to by the Majority Certificateholders, the Trust agrees, promptly following a request by the Owner Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Owner Trustee may deem necessary or appropriate in the circumstances.

                  (g) Negative Covenants. So long as any Class A Certificates are Outstanding, the Trust shall not:

                  (i) except as expressly permitted by the Basic Documents, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Trust, including those included in any part of the Owner Trust Estate, unless directed to do so by the Initial Class A Certificateholder;

                  (ii) claim any credit on, or make any deduction from the principal or interest distributable in respect of, the Class A Certificates (other than amounts properly withheld from such payments under the Code) or assert any claim against any present or former Class A Certificateholder by reason of the payment of the taxes levied or assessed upon any part of the Owner Trust Estate;

                  (iii) engage in any business or activity other than as expressly permitted by this Agreement and the other Basic Documents, other than in connection with, or relating to, the issuance of Certificates pursuant to this Agreement, or amend this Agreement as in effect on the Closing Date other than in accordance with Section 17.02 thereof;

                  (iv) issue any certificates or other obligations except as under this Agreement;

                  (v) incur or assume any indebtedness or guaranty any indebtedness of any Person, except for such indebtedness as may be incurred by the Trust in connection with the issuance of the Certificates pursuant to this Agreement;

                  (vi) dissolve or liquidate in whole or in part or merge or consolidate with any other Person;

                  (vii) (A) permit the validity or effectiveness of this Agreement to be impaired, or permit the lien of this Agreement to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Certificates under this Agreement except as may expressly be permitted hereby, (B) except as provided in the Basic Documents, permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance to be created on or extend to or otherwise arise upon or burden the Owner Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case, on any Mortgaged Property and arising solely as a result of an action or omission of the related Borrowers) or (C) permit any Person other than itself, the Owner Trustee and the Certificateholders to have any right, title or interest in the Owner's Trust Estate;

                  (viii) remove the Administrator without the prior written consent of the Majority Certificateholders; or

                  (ix) take any other action or fail to take any action which may cause the Trust to be taxable as a taxable mortgage pool pursuant to Section 7701(i) of the Code.

                  (h) Annual Statement as to Compliance. The Trust will deliver to the Owner Trustee, within 120 days after the end of each fiscal year of the Trust (commencing in the fiscal year 1998), an Officer's Certificate stating, as to the best knowledge of the Responsible Officer signing such Officer's Certificate, that:

                  (i) a review of the activities of the Trust during such year and of its performance under this Agreement has been made under such Responsible Officer's supervision; and

                  (ii) to the best of such Responsible Officer's knowledge, based on such review, the Trust has complied with all conditions and covenants under this Agreement throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Responsible Officer and the nature and status thereof.

                  (i) Servicer's Obligations. The Trust shall cause the Servicer to comply with this Agreement.

                  (j) Restricted Payments. The Trust shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Trust or otherwise with respect to any ownership or equity interest or security in or of the Trust or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Trust may make, or cause to be made, distributions to the Servicer, the Owner Trustee, the Custodian, the Hedging Counterparties and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under this Agreement. The Trust will not, directly or indirectly, make or cause to be made payments to or distributions from the Distribution Account except in accordance with this Agreement and the Basic Documents.

                  (k) Notice of Events of Default. The Trust shall give the Owner Trustee and the Class A Certificateholders prompt written notice of each Servicer Event of Default hereunder, each default on the part of the Servicer or the Loan Originator of its obligations under this Agreement.

                  (l) Further Instruments and Acts. Upon request of the Owner Trustee, the Trust will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Agreement.

                  Section 4.10 Representations and Warranties of the Transfer Obligor.

                  The Transfer Obligor hereby represents, warrants and covenants to the other parties hereto and the Certificateholders that as of the Closing Date, as of each Transfer Date and as of each Purchase Value Excess Date:

                  (a) The Transfer Obligor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has, and had at all relevant times, full power to own its property, to carry on its business as currently conducted, to enter into and perform its obligations under each Basic Document to which it is a party;

                  (b) The execution and delivery of each Basic Document to which it is a party by the Transfer Obligor and its performance of and compliance with all of the terms thereof will not violate the Transfer Obligor's articles of incorporation or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach or acceleration of, any material contract, agreement or other instrument to which the Transfer Obligor is a party or which is applicable to the Transfer Obligor or any of its material assets;

                  (c) The Transfer Obligor has the full power and authority to enter into and consummate the transactions contemplated by each Basic Document to which it is a party, has duly authorized the execution, delivery and performance of each Basic Document to which it is a party and has duly executed and delivered each Basic Document to which it is a party. Each Basic Document to which it is a party, assuming due authorization, execution and delivery by the other party or parties thereto, constitutes a valid, legal and binding obligation of the Transfer Obligor, enforceable against it in accordance with the terms thereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

                  (d) The Transfer Obligor is not in violation of, and the execution and delivery of each Basic Document to which it is a party by the Transfer Obligor and its performance and compliance with the terms of each Basic Document to which it is a party will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction, which violation would materially and adversely affect the condition (financial or otherwise) or operations of the Transfer Obligor or its properties or materially and adversely affect the performance of its duties hereunder;

                  (e) There are no actions or proceedings against, or investigations of, the Transfer Obligor currently pending with regard to which the Transfer Obligor has received service of process and no action or proceeding against, or investigation of, the Transfer Obligor is, to the knowledge of the Transfer Obligor, threatened or otherwise pending before any court, administrative agency or other tribunal that (A) if determined adversely to the Transfer Obligor, would prohibit its entering into any of the Basic Documents to which it is a party or render the Securities invalid, (B) seek to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by any of the Basic Documents to which it is a party or (C) if determined adversely to the Transfer Obligor, would prohibit or materially and adversely affect the performance by the Transfer Obligor of its obligations under, or the validity or enforceability of, any of the Basic Documents to which it is a party or the Securities;

                  (f) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Transfer Obligor of, or compliance by the Transfer Obligor with, any of the Basic Documents to which it is a party or the Securities, or for the consummation of the transactions contemplated by any of the Basic Documents to which it is a party, except for such consents, approvals, authorizations and orders, if any, that have been obtained prior to the Closing Date;

                  (g) The Transfer Obligor is solvent, is able to pay its debts as they become due and has capital sufficient to carry on its business and its obligations hereunder; it will not be rendered insolvent by the execution and delivery of any of the Basic Documents to which it is a party or the assumption of any of its obligations thereunder; no petition of bankruptcy (or similar insolvency proceeding) has been filed by or against the Transfer Obligor; and

                  (h) The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Transfer Obligor to the Initial Class A Certificateholder in connection with the negotiation, preparation or delivery of the Basic Documents to which it is a party or delivered pursuant thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All written information furnished after the date hereof by or on behalf of the Transfer Obligor to the Initial Class A Certificateholder in connection with the Basic Documents to which and the transactions contemplated thereby will be true, complete and accurate in every material respect, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. There is no fact known to a Responsible Officer of the Transfer Obligor, after due inquiry, that could reasonably be expected to have a material adverse effect on (a) the property, business, operations, financial condition or prospects of the Transfer Obligor, (b) the ability of the Transfer Obligor to perform its obligations under any Basic Document to which it is a party, (c) the validity or enforceability of any of the Basic Documents, (d) the rights and remedies of the Certificateholders and Owner Trustee under any of the Basic Documents, (e) the timely distribution of the principal of or interest on the Certificates or other amounts distributable in connection therewith or (f) the Owner Trust Estate that has not been disclosed to the Initial Class A Certificateholder in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Initial Class A Certificateholder for use in connection with the transactions contemplated thereby.

                                    ARTICLE V
                    ADMINISTRATION AND SERVICING OF THE LOANS

                  Section 5.01      Duties of the Servicer.

                  (a) Acting directly or through one or more Subservicers as provided in Section 5.03, the Servicer, as an independent contract servicer, shall service and administer the Loans in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Servicer shall not have any duties, responsibilities, or fiduciary relationship with the parties hereto except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or shall otherwise exist against the Servicer.

                  (b) The Servicer hereby agrees to serve as the loan servicer with respect to each of the Loans and to perform Loan Servicing as described herein and as otherwise provided herein, upon and subject to the terms of this Agreement. Subject to any limitation of authority under Section 5.02, "Loan Servicing" shall mean those services pertaining to the Loans which, applying the Servicing Standard, are required hereunder to be performed by the Servicer, and which shall include:

                           (i) reviewing all available documents pertaining to
                  the Loans, organizing, administering and maintaining the Servicing Files, and inputting all relevant information into the Servicer's loan servicing computer system;

                           (ii) preparing and filing or recording all financing
                  statements, continuation statements and other documents or instruments and taking such other action necessary to maintain the lien of any Mortgage on the related Mortgaged Property;

                           (iii) monitoring each Borrower's maintenance of
                  insurance coverage on each Mortgaged Property as required by the related Loan Documents and causing to be maintained adequate insurance coverage on each Mortgaged Property in accordance with Section 5.05;

                           (iv) monitoring the status of real estate taxes,
                  assessments, ground rents and other similar items and verifying the payment of such items for each Mortgaged Property in accordance with Section 5.04;

                           (v) preparing and delivering all reports and
                  information required hereunder;

                           (vi) procuring and supervising the services of third
                  parties (other than subservicers pursuant to Section 5.03) necessary or appropriate in connection with the servicing of the Loans by the Servicer;

                           (vii) performing payment processing, record keeping,
                  administration of escrow and other accounts, interest rate adjustment, and other routine customer service functions;

                           (viii) determining and notifying each Borrower of the
                  amount of each payment of principal and interest due under the terms of the related Loan, including without limitation determining and notifying the related Borrower of the interest rate for any Adjustable Rate Loan;

                           (ix) administering Lockbox Accounts in accordance
                  with Section 5.20;

                           (x) monitoring any casualty losses or condemnation
                  proceedings and administering any proceeds related thereto in accordance with the related Loan Documents, provided, that if such Loan Documents provide for any decision or discretion with respect to application of such proceeds, Servicer shall notify the Initial Class A Certificateholder with respect to such application;

                           (xi) notifying all Borrowers of the appropriate place
                  for communications and payments, and collecting and continuously monitoring all payments made with respect to the Loans;


                           (xii) administering any requests for assumptions of a
                  Loan or transfers of ownership of or placement of subordinate financing on a Mortgaged Property, in accordance with Section 5.07;

                           (xiii) commencing on behalf of the Trust any
                  litigation or proceeding relating to the foreclosure or other realization upon the collateral under any of the Loans, and retaining legal counsel in connection therewith, all in accordance with Section 5.10.

                           (xiv) selling any Foreclosure Property in accordance
                  with Section 5.11;

                           (xv) managing and operating each Foreclosure Property
                  in accordance with Section 5.12; and

                           (xvi) administering any proposals for modifications,
                  waivers, amendments or consents with respect to any term of a Loan, in accordance with Section 5.19.

                  (c) The Servicer shall perform its services hereunder (a) in accordance with (i) applicable laws, (ii) the terms and provisions of the Loan Documents, (iii) the express terms hereof, and (iv) the customary and usual standards of practice of prudent institutional commercial mortgage loan servicers with respect to commercial mortgage loans, and (b) to the extent consistent with the foregoing requirements, in the same manner in which the Servicer services and administers commercial mortgage loans, warehouse loans and hotel loans, as applicable, for other third party portfolios of such loans similar to the Loans, but without regard to any relationship which the Servicer or any Affiliate of the Servicer may have with the related Borrower or any Affiliate of such Borrower or to the Servicer's right to receive compensation for its services hereunder or to the ownership or servicing by the Servicer of any other property or loans. The servicing standards described in the preceding sentence are herein referred to as "Servicing Standard".

                  (d) Termination of Servicing. (i) In the event of a Disposition or other removal of a Loan from the Owner Trust Estate, the Servicer shall be terminated hereunder with respect to such Loan.

                      (ii) The Servicer agrees that in the event that any Certificates are outstanding after the Expected Final Distribution Date, the Servicer will resign and the Majority Certificateholders shall appoint a successor in accordance with provisions of Section 15.02. The Majority Certificateholders may, by written notice to the Servicer and the Owner Trustee, elect to have the Servicer continue its duties hereunder.

                  Section 5.02 Authority of the Servicer.

                  In performing its Loan Servicing obligations hereunder, the Servicer shall, except as otherwise provided herein and subject to the terms of this Agreement, have full power and authority, acting alone or through others, to take any and all actions in connection with such Loan Servicing that it deems necessary or appropriate and, consistent with the Servicing Standard, in the best economic interests of the Certificateholders. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered by the Trust and the Certificateholders when the Servicer deems it appropriate in its best judgment, to execute and deliver, on behalf of such Persons, (a) any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien of each Mortgage on the related Mortgaged Property and any other related collateral; and (b) any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments with respect to each of the Loans; provided, however, that the Servicer shall notify the Initial Class A Certificateholder in writing in the event that the Servicer intends to execute and deliver any such instrument referred to in clause (b) above, except in connection with any payment in full of any Loan. The Trust and Owner Trustee will cooperate with the Servicer by either executing and delivering to the Servicer from time to time (i) powers of attorney evidencing the Servicer's authority and power under this Section, or
(ii) such documents or instruments deemed necessary or appropriate by the Servicer to enable the Servicer to carry out its Loan Servicing obligations hereunder.

                  Section 5.03 Subservicing Agreements Between Servicer and Subservicers.

                  (a) Until the Servicer becomes an Eligible Servicer, the Servicer shall, and after becoming an Eligible Servicer, the Servicer may, enter into Subservicing Agreements for any servicing and administration of Loans with any Subservicer which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and is approved by the Majority Certificateholders. The Servicer shall give notice to the Owner Trustee and the Majority Certificateholders of the appointment of any Subservicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Loans when any Subservicer has received such payments. Unless otherwise consented to by the Initial Class A Certificateholder, any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement.

                  (b) The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 5.03.

                  (c) The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement.

                  (d) The Servicer shall be responsible for the servicing of all of the Loans. The Servicer shall not be relieved of its obligations under this Agreement notwithstanding the fact that the Loans may be serviced prior to a Transfer Date by a party other than the Servicer or a Subservicer and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it were servicing and administering all of the Loans.

                  (e) Any Subservicing Agreement and any other transactions or services relating to the Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and no party hereto nor the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 5.03(f).

                  (f) In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by a successor Servicer pursuant to Section 15.02, it is understood and agreed that the Servicer's rights and obligations under any Subservicing Agreement then in force between the Servicer and a Subservicer may be assumed or terminated by the successor Servicer at its option without the payment of any fee (notwithstanding any contrary provision in any Subservicing Agreement).

                  The Servicer shall, upon request of the successor Servicer, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                  Section 5.04 Escrow Accounts; Collection of Taxes, Assessments and Similar Items.

                  (a) Subject to and as required by the terms of the related Loan Documents, the Servicer shall establish and maintain one or more segregated custodial accounts (each, an "Escrow Account") into which any or all Escrow Payments shall be deposited promptly after receipt and identification. Escrow Accounts shall be Eligible Accounts and shall be denominated "Escrow Account, [Servicer] in trust for Wilmington Trust Company, as Owner Trustee, for the benefit of the FINOVA Commercial Mortgage Loan Asset-Backed Certificates 1998-1 and certain Borrowers." The Servicer shall notify the Initial Class A Certificateholder in writing of the location and account number of each Escrow Account it establishes and shall notify the Initial Class A Certificateholder prior to any change thereof. Withdrawals of amounts from an Escrow Account may be made, subject to any express provisions to the contrary herein, applicable laws, and to the terms of the related Loan Documents governing the use of the Escrow Payments, only: (i) to effect payment of taxes, assessments, insurance premiums, ground rents and other items required or permitted to be paid from escrow; (ii) to refund to the Borrowers any sums determined to be in excess of the amounts required to be deposited therein; (iii) to pay interest, if required under the Loan Documents, to the Borrowers on balances in the Escrow Accounts;
(iv) to pay to the Servicer from time to time any interest or investment income earned on funds deposited therein provided such funds are invested in Permitted Investments; (v) to apply funds to the indebtedness or outstanding capital contribution, as applicable, of the Loan in accordance with the terms thereof;
(vi) to reimburse the Servicer for any Servicing Expense or Servicing Advance for which Escrow Payments should have been made by the Borrowers, but only from amounts received on the Loan which represent late collections of Escrow Payments thereunder; (vii) to withdraw any amount deposited in the Escrow Accounts which was not required to be deposited therein; or (viii) to clear and terminate the Escrow Accounts at the termination of this Agreement.

                  (b) The Servicer shall maintain accurate records with respect to each Mortgaged Property reflecting the status of taxes, assessments and other similar items that are or may become a lien thereon and the status of insurance premiums payable with respect thereto as well as the payment of ground rents with respect to each Ground Lease (to the extent such information is reasonably available). To the extent that the related Loan Documents require Escrow Payments to be made by a Borrower, the Servicer shall obtain, from time to time, all bills for the payment of such items, and shall effect payment prior to the applicable penalty or termination date, employing for such purpose Escrow Payments paid by the Borrower pursuant to the terms of the Loan and deposited in the related Escrow Account by the Servicer. To the extent that the Loan does not require a Borrower to make Escrow Payments, the Servicer shall use its best efforts to require that any such payment be made by the Borrowers prior to the applicable penalty or termination date. Subject to Section 5.05 with respect to the payment of insurance premiums, if a Borrower fails to make any such payment on a timely basis or collections from the Borrower are insufficient to pay any such item when due, the amount of any shortfall shall be paid by the Servicer as a Servicing Advance.

                  Section 5.05      Maintenance of Insurance Policies.

                  (a) The Servicer shall use its best efforts to cause each Borrower to maintain or to cause to be maintained for each Loan such insurance as is required to be maintained pursuant to the related Loan Documents. If the Borrower fails to maintain such insurance, then the Servicer shall notify the Initial Class A Certificateholder of such breach and, to the extent available at commercially reasonable rates, cause to be maintained (i) fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of the current principal balance of such Loan and the replacement cost of the improvements which are a part of the related Mortgaged Property and (ii) to the extent that the Mortgaged Property is located in a federally designated special flood hazard area, flood insurance in respect thereof. Such flood insurance shall be in an amount equal to the lesser of (y) the unpaid principal balance of the related Loan or (z) the maximum amount of such insurance as is available for the related Mortgaged Property under the National Flood Insurance Act. After notifying the Initial Class A Certificateholder pursuant to the second preceding sentence, the Servicer shall take such action as the Servicer deems to be in the best economic interests of the Certificateholders with respect to the maintenance of any other forms of insurance which are required to be maintained pursuant to the related Loan Documents, except to the extent that such insurance is not available or the mortgagee, does not have an insurable interest. The Servicer shall, to the extent available at commercially reasonable rates, maintain for each Foreclosure Property no less insurance coverage than was previously required with respect to the related Mortgaged Property. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Owner Trustee, and shall be in an amount sufficient to avoid the application of any co-insurance clause. The costs of maintaining the insurance policies which the Servicer is required to maintain pursuant to this Section shall be paid by the Servicer as a Servicing Advance; provided, however, that the costs of maintaining insurance with respect to each Foreclosure Property shall be paid pursuant to Section 5.12.

                  (b) The Servicer may fulfill its obligation to maintain insurance, as provided in Section 5.05(a), through a master force placed insurance policy, the cost of which shall be paid by the Servicer as a Servicing Advance, provided that such cost is limited to the incremental cost of such policy allocable to such Mortgaged Property or Foreclosure Property (i.e., other than any minimum or standby premium payable for such policy whether or not any Mortgaged Property is then covered thereby, which shall be paid by the Servicer). Such master force placed insurance policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or

Foreclosure Property a policy otherwise complying with the provisions of Section 5.05(a), and there shall have been one or more losses which would have been covered by such a policy had it been maintained, immediately (or, prior to a Collection Account Trigger Event, in the Distribution Account as permitted by
Section 7.01(b)(1) and 7.01(c)(1)) deposit into the Collection Account from its own funds the amount not otherwise payable under the master force placed insurance policy because of such deductible to the extent that such deductible exceeds the deductible limitation required under the related Loan Documents, or, in the absence of such deductible limitation, the deductible limitation which is consistent with the Servicing Standard.

                  (c) The Servicer shall maintain at its own expense a fidelity bond in form and amount that is consistent with the Servicing Standard. In addition, the Servicer shall keep in force or cause the Subservicer, at its own expense during the term of this Agreement, a policy or policies of insurance in form and amounts that are consistent with the Servicing Standard, covering loss occasioned by the errors and omissions of the Servicer's officers and employees in connection with its obligations hereunder. The Servicer will promptly report in writing to the Initial Class A Certificateholder any material changes that may occur in their fidelity bond, if any, and/or their errors and omissions insurance policy or policies, as the case may be, and will furnish to the Initial Class A Certificateholder certificates evidencing that such bond, if any, and insurance policies are in full force and effect.

                  Section 5.06 Inspections.

                  The Servicer shall perform a physical inspection of each Mortgaged Property or Foreclosure Property at least annually, to the extent that the Loan has a Transfer Cutoff Date Principal Balance of $1,500,000 or more and every two years, to the extent that the Loan has a Transfer Cutoff Date Principal Balance less than $1,500,000 or if (a) the related Loan becomes delinquent for a period of 60 days or more, or (b) the Servicer determines that it is prudent to conduct such an inspection. The Servicer shall prepare a written report of each such inspection and shall promptly deliver a copy of such report to the Initial Class A Certificateholder. The reasonable out-of-pocket expenses incurred by the Servicer in connection with any such inspections (including any out-of-pocket expenses related to travel and lodging and any charges incurred through the use of a qualified third party to perform such services) shall be paid as a Servicing Expense; provided, however, that with respect to the scheduled inspection of any Mortgaged Property, such expenses shall be borne by the Servicer.

                  Section 5.07 "Due-on-Sale" Clauses; Assumption Agreements.

                  When any Borrower proposes to convey or encumber all or any portion of its interests in a Mortgaged Property or if such conveyance or encumbrance has actually occurred, to the extent that the Servicer has actual knowledge of such conveyance or encumbrance, the Servicer shall give notice within Five (5) Business Days thereof to the Initial Class A Certificateholder and consistent with the Servicing Standard, shall take such actions as it deems in the best economic interests of the Certificateholders, including (i) waiving or enforcing any due-on-sale clause or due-on-encumbrance clause contained in the related Loan Documents, to the extent permitted under the terms of the related Loan Documents and applicable law, (ii) taking or entering into an assumption or substitution agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, and
(iii) releasing the original Borrower from liability upon the related Loan and substituting the new Borrower as obligor thereon. The Servicer shall immediately give notice of any such action to the Initial Class A Certificateholder.


                  The Servicer may, as a condition to granting any such request require (to the extent permitted by applicable law) that such Borrower pay to it, as Servicing Compensation, a reasonable and customary fee consistent with the Servicing Standard in connection with such request, together with any related costs and expenses incurred by the Servicer.

                  Section 5.08 Servicing Advances.

                  (a) The Servicer shall make Servicing Advances in the performance of the Loan Servicing hereunder. Notwithstanding any obligation by the Servicer to make a Servicing Advance hereunder with respect to a Loan, before making any Servicing Advance, the Servicer shall assess the reasonable likelihood of (i) recovering such Servicing Advance and any prior Servicing Advances for such Loan and (ii) recovering any amounts attributable to outstanding interest and principal owing on such Loan for the benefit of the Certificateholders in excess of the costs, expenses and other deductions to obtain such recovery, including without limitation any Servicing Advances therefor and, if applicable, the outstanding indebtedness of all. The Servicer shall only make a Servicing Advance with respect to a Loan to the extent that the Servicer determines in its reasonable, good faith judgment that such Servicing Advance would likely be recovered as aforesaid; provided, however, that the Servicer will be entitled to be reimbursed for any Nonrecoverable Servicing Advances in accordance with the terms of this Agreement. The Servicer may recover Servicing Advances from the Borrowers to the extent permitted by the Loans or, if not theretofore recovered from the Borrower on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Loan. In no case may the Servicer recover Servicing Advances from the principal and interest payments on any other Loan or from any amounts relating to any other Loan.

                  (b) Notwithstanding any other provision hereof, the Servicer shall notify the Initial Class A Certificateholder prior to incurring any Servicing Expense or Servicing Advance, except for any Servicing Expense or Servicing Advance which is (i) incurred by the Servicer pursuant to Section 5.04(b) or 5.05, (ii) made for any purposes other than those described in item
(i) above, and is not over $25,000.00 and is made in an emergency situation to preserve and protect the Mortgaged Property or the safety of the public in connection with such Mortgaged Property, or (iii) made for any purpose other than those described in items (i) and (ii) above and is not over $5,000.00 per item. Unless otherwise provided herein, no Majority Certificateholder approval shall be required prior to the Servicer making any Servicing Advance or incurring any Servicing Expense.

                  Section 5.09 Periodic Advances.


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
                  (a) If, on any Remittance Date, the Servicer determines that any Monthly Payments due in the Due Period immediately preceding such Distribution Date have not been received as of the related Remittance Date, the Servicer shall determine the amount of any Periodic Advance required to be made with respect to the related Distribution Date. The Servicer shall, on or prior to such Distribution Date, furnish a statement to the Owner Trustee (the information in such statement to be made available to the Initial Class A Certificateholder upon request) setting forth the amount of such Monthly Payments which were not received as of the related Remittance Date preceding the related Distribution Date, and shall include in the amount to be deposited in the Collection Account on such Distribution Date an amount equal to the Periodic Advance, if any, from its own funds.

                  (b) The Servicer shall be permitted to fund its payment of Periodic Advances on any Remittance Date from collections on any Loan deposited to the Collection Account subsequent to the related Due Period, and shall deposit to such Collection Account with respect to Periodic Advances funded from amounts on deposit in such Collection Account (i) collections from the Borrower whose Delinquency gave rise to the shortfall which resulted in such Periodic Advance and (ii) Liquidation Proceeds recovered on account of the related Loan to the extent of the amount of aggregate Periodic Advances related thereto. In any event, to the extent the Servicer uses such funds, the Servicer must reimburse the Collection Account by the next Remittance Date to the extent necessary to provide for payments pursuant to Section 7.01(c)(3)(i)-(vi).

                  (c) The Servicer shall designate on its records the specific Loans and related installments (or portions thereof) as to which such Periodic Advance shall be deemed to have been made for purposes of withdrawals from the Collection Account pursuant to Section 7.01(c)(1).

                  Section 5.10 Realization Upon Mortgaged Properties.

                  (a) Upon the failure of any Borrower to make any required payment of principal, interest or other amounts due under a Loan, or otherwise to perform fully any material obligations under any of the related Loan Documents, in either case within any applicable grace period, the Servicer shall, upon discovery of such failure, promptly notify the Initial Class A Certificateholder in writing. Consistent with the Servicing Standard, the Servicer shall take such actions as it deems in the best economic interests of the Certificateholders, including without limitation, issuing notices of default, declaring events of default, declaring due the entire outstanding principal balance, and otherwise taking all reasonable actions under the related Loan, as the case may be, in preparation for the realization upon the underlying Mortgaged Property. The Servicer shall, consistent with the Servicing Standard, and as permitted under the provisions of each related Mortgage, foreclose upon or otherwise comparably convert the ownership of the related Mortgaged Property. In connection with such foreclosure or other conversion, the Servicer shall follow such practices and procedures as it shall deem necessary or advisable and as shall be consistent with the Servicing Standard. All costs and expenses incurred by the Servicer in any such proceedings shall be paid by the Servicer as a Servicing Expense. The Servicer shall give notice within one (1) Business Day of the commencement of any such action to the Initial Class A Certificateholder.

                  (b) If title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the Trust or its nominee, but in no event shall such deed or certificate be taken in the name of the Servicer. Notwithstanding any such acquisition of title and cancellation of the related Loan, such Loan shall be considered to be a Foreclosed Loan until such time as the related Foreclosure Property shall be sold, transferred or conveyed. Consistent with the foregoing, for purposes of all calculations hereunder, so long as such Foreclosed Loan shall be considered to be an outstanding Loan, payments and collections with respect to the related Foreclosure Property received in any month (net of related expenses) shall be applied to amounts which would have been payable under the related Promissory Note in accordance with the terms of such Promissory Note.

                  (c) The Servicer shall not obtain title to any Mortgaged Property as a result or in lieu of foreclosure or otherwise, and shall not otherwise acquire possession of, or take other action with respect to, any Mortgaged Property, if, as a result of any such action, the Certificateholders or Owner Trustee would be considered to hold title to, to be a "mortgagee-in-possession" of, or to be an "owner" or "operator" of such Mortgaged Property within the meaning of any Environmental Law, or a "discharger" or "responsible party" thereunder, unless the Servicer has also previously determined, based on a report, prepared by a Person who regularly conducts environmental site assessments, that:

                           (i) such Mortgaged Property is in compliance with
                  applicable Environmental Laws or, if not, that taking such actions as are necessary to bring such Mortgaged Property into compliance therewith is reasonably likely to produce a greater recovery on a present value basis than not taking such actions; and

                           (ii) there are no circumstances present on such
                  Mortgaged Property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any applicable Environmental Law, or that, if any such Hazardous Materials are present for which such action could be required, taking such actions with respect to the affected Mortgaged Property is reasonably likely to produce a greater recovery on a present value basis than not taking such actions.

                  If the Servicer has so determined based on satisfaction of the criteria in clauses (i) and (ii) above that it would be in the best economic interest of the Certificateholders to take any such actions, the Servicer shall notify the Initial Class A Certificateholder of such proposed action. The Servicer shall take such action only if authorized by the Majority Certificateholders in writing. The costs of any such compliance, containment, clean-up or remediation shall be paid by the Servicer as a Servicing Expense. The Servicer shall give notice within one (1) Business Day of the completion of any such action to the Initial Class A Certificateholder.

                  If the environmental assessment first obtained by the Servicer with respect to a Mortgaged Property indicates that such Mortgaged Property may not be in compliance with applicable Environmental Laws or that Hazardous Materials may be present but does not definitively establish such fact, the Servicer shall cause such further environmental assessments to be conducted.

                  (d) The environmental site assessments contemplated by Section 5.10(c) shall be prepared by any Person who is approved by the Servicer in accordance with the Servicing Standard. The cost of preparation of any environmental assessment shall be paid by the Servicer as a Servicing Expense.

                  (e) If the Servicer determines, pursuant to Section 5.10(c), that taking such actions as are necessary to bring any Mortgaged Property into compliance with applicable Environmental Laws, or taking such actions with respect to the containment, clean-up, removal or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, is not reasonably likely to produce a greater recovery on a present value basis than not taking such actions, then the Servicer shall take such action it would be in the best economic interest of the Certificateholders, including, without limitation, releasing the lien of the related Mortgage with respect to the affected Mortgaged Property. The Servicer shall give notice within one (1) Business Day of any such action to the Initial Class A Certificateholder.

                  Section 5.11 Sale of Foreclosure Properties.

                  (a) With respect to any Foreclosure Property, the Servicer shall use its best efforts to sell to any Person (other than an Affiliate of the Servicer) such Foreclosure Property on commercially reasonable terms which are consistent with the Servicing Standard; provided, however, that any such sale must be approved in writing by the Majority Certificateholders in their reasonable discretion.

                  (b) Subject to Section 5.11(a), the Servicer shall act on behalf of the Trust and Certificateholders in negotiating and taking any such action necessary or appropriate in connection with the sale of any defaulted Loan or Foreclosure Property, including the collection of all amounts payable in connection therewith. Any sale of any defaulted Loan or Foreclosure Property shall be without recourse to, or representation or warranty by, the Trust, the Servicer, or any other Person (except that any contract of sale and conveyance documents may contain customary warranties of title and condition). The Net Liquidation Proceeds shall be promptly deposited by the Servicer in the Collection Account (or, prior to a Collection Account Trigger Event, in the Distribution Account as permitted by Sections 7.01(b)(1) and 7.01(c)(1)).

                  Section 5.12 Management of Foreclosure Property.

                  (a) Upon the acquisition by the Trust of any Foreclosure Property, the Servicer shall have full power and authority, subject to the specific requirements and prohibitions of this Agreement, to do or authorize to be done any and all things in connection therewith as are consistent with the manner in which the Servicer manages and operates similar properties owned or managed by the Servicer or any of its Affiliates, all on terms and for such period as the Servicer deems to be in the best economic interest of the Certificateholders. The Servicer shall segregate and hold all revenues received by it with respect to any Foreclosure Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any Foreclosure Property one or more segregated custodial accounts (each, an "REO Account") for the purposes set forth herein. REO Accounts shall be Eligible Accounts held at the Owner Trustee and shall be denominated "REO Account, Wilmington Trust Company as Owner Trustee for the benefit of the FINOVA Commercial Mortgage Loan Asset-Backed Certificates 1998-1" or in such other manner as the Majority Certificateholders prescribe. Funds on deposit in an REO Account shall be invested pursuant to Section 7.03. In connection therewith, the Servicer shall deposit or cause to be deposited in the REO Account on a daily basis within two Business Days after receipt all revenues received by it with respect to any Foreclosure Property (except for any Net Liquidation Proceeds), and the Owner Trustee at the direction of the Servicer shall withdraw therefrom funds necessary for the proper maintenance, leasing, operation, management and sale of any Foreclosure Property, including:

                           (i) all insurance premiums due and payable in respect
                  of such Foreclosure Property;

                           (ii) all taxes and assessments in respect of such
                  Foreclosure Property that could result or have resulted in the imposition of a lien thereon;

                           (iii) all ground rental payments, if applicable, with
                  respect to such Foreclosure Property; and

                           (iv) all costs and expenses necessary to maintain,
                  lease, operate, manage and sell such Foreclosure Property, including the management fee payable to the property manager engaged by Servicer pursuant to Section 5.12(b).

                  To the extent that amounts on deposit in any REO Account are insufficient for the purposes set forth above, the Servicer shall pay the amount of such shortfall as a Servicing Expense. The Owner Trustee, at the direction of the Servicer shall withdraw from each REO Account and deposit into the Collection Account on a monthly basis (or, prior to a Collection Account Trigger Event, into the Distribution Account as permitted by Sections 7.01(b)(1) and 7.01(c)(1)) prior to the related Remittance Date the income, net of expenses, received or collected from each Foreclosure Property; provided, however, that the Servicer may retain in each REO Account funds sufficient for the payment of the items set forth in clauses (i) through (iv) above, including, without limitation, the creation of reasonable reserves for repairs, replacements, and necessary capital improvements and other related expenses.

                  (b) The Servicer may contract with any Person as a property manager for the operation and management of any Foreclosure Property; provided, however, that:

                           (i) the terms and conditions of any such contract
                  shall not be inconsistent herewith;

                           (ii) none of the provisions of this Section relating
                  to any such contract or to actions taken through any such Person shall be deemed to relieve the Servicer of any of its duties and obligations to the Trust with respect to the operation and management of such Foreclosure Property; and

                           (iii) the Servicer shall be obligated with respect
                  thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosure Property.

                  Section 5.13 Release of Files.

                  Upon the payment in full of any Loan (including the repurchase of any Loan or any liquidation of such Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Custodian a Request for Release and Receipt in accordance with the terms of the Custodial Agreement. The Servicer shall either hold such Custodial File in trust or deliver it to (i) an escrow agent or (ii) any employee, agent or attorney of the Owner Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Owner Trustee, as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Trust and the Owner Trustee and the mortgagee under the Mortgage which secured the Promissory Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Owner Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Owner Trustee with all requisite information completed by the Servicer; in such event, the Owner Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related Custodial File, as aforesaid.

                  Section 5.14 Access to Information.

                  (a) The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to the

Certificateholders and to prospective Certificateholders annual audited financial statements of the Servicer for any or all of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

                  (b) So long as any Certificates remain outstanding, each of the Trust and any Certificateholder shall, at any time and from time to time during regular business hours, upon reasonable notice to the Servicer and the Servicer shall permit the Trust and any Certificateholder, or its agents or representatives to:

                           (i) examine all books, records and documents
                  (including computer tapes and disks) in the possession or under the control of the Servicer relating to the Loans, the servicing of the Loans and the compliance of the terms of the Basic Documents, as may be reasonably requested;

                           (ii) visit the offices and property of the Servicer
                  for the purpose of examining such materials described in clause (b)(i) above;

                           (iii) consult with such professionals as may
                  reasonably be aware of the operations or condition of the Servicer, including, without limitation, accountants and auditors, and the Servicer shall cause such professionals to cooperate with any examination conducted in accordance with the terms of this Section 5.14 and to provide access to those materials listed in subclause (b)(i) above in the possession or under the control of such professionals.

                  The Servicer agrees that in the event that a Default shall have occurred and be continuing, the Servicer shall reimburse the Initial Class A Certificateholder for the reasonable costs and expenses incurred by the Initial Class A Certificateholder in connection with the Initial Class A Certificateholder's activities pursuant to this Section 5.14.

                  Section 5.15 Release of Loan Files.

                  If with respect to any Loan:

                  (i) the outstanding Principal Balance of such Loan plus all interest accrued thereon shall have been paid;

                  (ii) such Loan has become a Defective Loan and has been repurchased or a Qualified Substitute Loan has been conveyed to the Trust pursuant to Section 4.05 hereof;

                  (iii) such Loan or the related Foreclosure Property has been sold in connection with the termination of the Trust pursuant to Section 16.01 hereof;

                  (iv) such Loan has been purchased by the Loan Originator in accordance with the terms of Section 4.07;

                  (v) the related Foreclosure Property has been sold pursuant to Section 5.12 hereof; or

                  (vi) such Loan has been included in a Disposition and concurrently with such release the cash Disposition Proceeds associated therewith will be deposited into the Collection Account.

                  In each such case, the Servicer shall deliver a certificate to the effect that the Servicer has complied with all of its obligations under this Agreement with respect to such Loan and requesting that the Owner Trustee release to the Servicer the related Custodial Loan File, and the Owner Trustee shall, within five Business Days or such shorter period as may be required by applicable law, release, or cause the Custodian to release (unless such Custodial Loan File has previously been released), the related Custodial Loan File to the Servicer and execute and deliver such instruments of transfer or assignment prepared and delivered to it by the Servicer, in each case without recourse, representation or warranty as shall be necessary to vest ownership of such Loan in the Servicer or such other Person as may be specified in such certificate, the forms of any such instrument to be appended to such certificate.

                  Section 5.16 Servicing Compensation.

                  As compensation for its services hereunder, the Servicer shall be entitled to retain from collections on the Loans or otherwise withdraw from the Collection Account the Servicing Fee, out of which the Servicer shall pay any servicing fees owed or payable to any Subservicer to the extent such amount would be otherwise payable pursuant to Section 7.01(c)(3). Additional servicing compensation in the form of assumption fees, modification fees, and other administrative fees, and any prepayment premiums, insufficient funds charges, amounts remitted pursuant to Section 7.01 hereof and late payment charges shall be part of the Servicing Compensation payable to the Servicer hereunder and shall be paid either by the Servicer's retaining such additional servicing compensation prior to deposit into the Collection Account pursuant to Section 7.01(b) hereof or, if deposited into the Collection Account, as part of the Servicing Compensation withdrawn therefrom pursuant to Section 7.01 hereof.

                  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Servicer also agrees to pay all reasonable costs and expenses incurred by any successor Servicer or the Owner Trustee in replacing the Servicer in the event of a default by the Servicer in the performance of its duties under the terms and conditions of this Agreement.

                  Section 5.17 Statement as to Compliance and Financial Statements.

                  The Servicer will deliver to the Initial Class A Certificateholder:

                  (a) as soon as available and in any event within 45 days after the end of each of the first three quarterly fiscal periods of each fiscal year of the Servicer, Depositor, Loan Originator and Transfer Obligor the consolidated balance sheets of such Persons and their consolidated subsidiaries as at the end of such period and the related unaudited consolidated statements of income and retained earnings and of cash flows for such Persons and their consolidated subsidiaries for such period and the portion of the fiscal year through the end of such period, setting forth in each case in comparative form the figures for the previous year, accompanied by a certificate of a Responsible Officer of such Persons, which certificate shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of such Persons and their subsidiaries in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end audit adjustments);

                  (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Servicer, Depositor, Loan Originator and Transfer Obligor the consolidated balance sheets of such Persons and their consolidated subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such Persons and their consolidated subsidiaries for such year, setting forth in each case in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall not be qualified as to scope of audit or going concern and shall state that said consolidated financial statements fairly present the consolidated financial condition and results of operations of such Persons and their consolidated subsidiaries as at the end of, and for, such fiscal year in accordance with GAAP, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default or Event of Default;

                  (c) from time to time such other information regarding the financial condition, operations, or business of the Servicer, Depositor, Loan Originator and Transfer Obligor as the Initial Class A Certificateholder may reasonably request;

                  (d) the Servicer, Depositor, Loan Originator and Transfer Obligor will furnish to the Initial Class A Certificateholder, at the time it furnishes each set of financial statements pursuant to paragraphs (a) and (b) above, a certificate of a Responsible Officer of such Persons to the effect that, to the best of such Responsible Officer's knowledge, such Persons during such fiscal period or year have observed or performed all of their covenants and other agreements, and satisfied every condition, contained in the Basic Documents to be observed, performed or satisfied by them, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate (and, if any Default or Event of Default has occurred and is continuing, describing the same in reasonable detail and describing the action such Persons have taken or proposes to take with respect thereto); and

                  (e) within 10 days after service of process on any of the following, notice of all legal or arbitrable proceedings affecting the Servicer or any of its subsidiaries that questions or challenges the validity or enforceability of any of the Basic Documents or as to which there is a reasonable likelihood of adverse determination which would result in a material adverse effect with respect to the value of the Loans or the interests of any of the Certificateholders therein.

                  Section 5.18 Independent Public Accountants' Servicing Report.

                  On or before March 30 of each year, beginning with March 30, 1999, the Servicer and any Subservicer at their expense shall cause a nationally recognized firm of Independent public accountants (who may also render other services to the Servicer or a Subservicer, as applicable) to furnish to the Owner Trustee, the Depositor and the Initial Class A Certificateholder a statement to the effect that such firm has examined certain documents and records relating to the servicing of the Loans under this Agreement or the servicing of mortgage loans similar to the Loans under substantially similar agreements for the preceding 12 months and that the assertion of management of the Servicer or of management of a Subservicer, as applicable, that it maintained an effective internal control system over the servicing of such mortgage loans is fairly stated in all material respects, based upon established criteria, which statement meets the standards applicable to accountant's reports intended for general distribution; provided that each of the Servicer or the Subservicer, as applicable, shall not be required to cause the delivery of such statement until April 30 in any given year.

                  Section 5.19 Modifications, Waivers, Amendments and Consents.

                  (a) When any Borrower proposes any modification, waiver or amendment of any term of any Loan or requests any consents related thereto, the Servicer shall promptly give notice thereof to the Initial Class A Certificateholder and shall take such action as the Servicer deems to be in the best economic interest of the Certificateholders. All modifications, waivers or amendments of any Loan or consents related thereto shall be in writing. The Servicer shall promptly give notice of any such action to the Initial Class A Certificateholder.

                  (b) The Servicer may, as a condition to granting any request by a Borrower for any consent, modification, waiver or amendment require (to the extent permitted by applicable law) that such Borrower pay to it, as Servicing Compensation, a reasonable and customary fee consistent with Servicing Standard in connection with such request, together with any related costs and expenses incurred by the Servicer.

                  Section 5.20 Administration of Lockbox Accounts by the
Servicer.

                  Whenever the terms of the Loan provide for the maintenance of a Lockbox Account (whether at all times or upon certain contingencies), the Servicer shall take the following actions with respect to such Lockbox Account, except to the extent otherwise required under applicable law or expressly provided by the terms of such Loan:

                  (a) The Servicer shall establish and maintain such Lockbox Account as an Eligible Account in the name of Midland Loan Services, Inc., or such other entity as is acceptable to the Initial Class A Certificateholder, promptly after receipt of the appropriate Loan Documents requiring such account and thereafter shall maintain such account as an Eligible Account. In the event that a Lockbox Account for the related Loan has been established prior to the Transfer Date for such Loan, the Servicer shall cause all funds therein to be transferred to the Lockbox Account maintained by Midland Loan Services, Inc., or such other entity as is acceptable to the Initial Class A Certificateholder. The Servicer may transfer the Lockbox Accounts to a different Eligible Account from time to time. The Servicer shall promptly notify the Initial Class A Certificateholder of such transfer.

                  (b) (i) The Servicer shall monitor the Borrower's, as the case may be, compliance with its obligation to cause all Persons making payments that are required to be deposited into a Lockbox Account to mail or otherwise transmit such payments directly to the Lockbox Account; to the extent that such compliance can be reasonably ascertained by the Servicer, (ii) promptly notify the Initial Class A Certificateholder if the Servicer has knowledge that the Borrower is not in compliance with such obligation, and (iii) take such action with respect to such noncompliance as the Servicer deems to be in the best economic interest of the Certificateholders. The Servicer shall give notice within one (1) Business Day of any such action to the Initial Class A Certificateholder.

                  (c) The Servicer shall make transfers and payments from the Lockbox Account in accordance with the terms of the related Loan Documents to the extent that the Owner Trustee or its designee is permitted to make such transfers and payments; provided, however, that the Servicer may not make any discretionary transfer or payment from any Lockbox Account without prior written direction of the Majority Certificateholders.

                  (d) The Servicer shall maintain accurate records of each deposit to and withdrawal from each Lockbox Account, and upon request, shall provide the Certificateholders with copies of any statements or information provided by the related Borrower, with respect to such account or amounts required to be deposited therein not later than the later of (A) the Remittance Date following the calendar month to which such statements or information relate and (B) promptly after the Servicer's receipt of such statements or information.

                  (e) Upon the occurrence of a default under the related Loans as to which the Servicer has actual knowledge or has received notice, the Servicer shall not release any funds in a Lockbox Account to the related Borrower, or any Affiliate thereof, except as permitted by the Loan Documents, and shall apply such funds in accordance with the Servicing Standard.

                  (f) The Servicer shall (i) monitor the Borrower's compliance with its obligation to maintain a first priority perfected security interest in favor of the Owner Trustee in each Lockbox Account; and the cash and Permitted Investments therein, (ii) promptly notify the Initial Class A Certificateholder if the Servicer has knowledge that the Borrower is not in compliance with such obligation, (iii) take such action with respect to such noncompliance as the Servicer deems to be in the best economic interest of the Certificateholders; and (iv) take all actions as may be taken by the mortgagee under the Loan Documents to maintain the perfection and priority of such security interest, including the filing of Uniform Commercial Code continuation statements. The Servicer shall give notice within one (1) Business Day of any such action to the Initial Class A Certificateholder.

                  Section 5.21 Collections Lockbox Account.

                  In the event of the occurrence of a Collections Lockbox Trigger Event:

                  (a) The Servicer, Depositor and Trust shall each promptly execute and deliver the Collections Lockbox Agreement.

                  (b) The Servicer shall promptly cause Borrowers to make all payments on the Loans irrespective of method of payment, directly to the Collections Lockbox Bank pursuant to the Collections Lockbox Agreement. Amounts received by a Collections Lockbox Bank in respect of the Loans may initially be deposited into a demand deposit account maintained by the Collections Lockbox Bank for the benefit of the Owner Trustee, as secured party on behalf of the Certificateholders. The Collections Lockbox Agreement shall require the Collections Lockbox Bank to deposit all payments on the Loans in the Collections Lockbox Account no later than the Business Day after receipt, and to cause all amounts credited to the Collections Lockbox Account on account of such payments to be transferred to the Collection Account or Escrow Account, as the case may be, in accordance with the written instructions of the Servicer, no later than the second Business Day after receipt of such payments. The Servicer shall pay all fees and costs incurred in connection with the entering into of the Collections Lockbox Agreement, the establishment of the Collections Lockbox Account and the administration of the provisions of the Collections Lockbox Agreement.

                  Section 5.22 Year 2000 Compliance.

                  The Servicer will maintain all hardware, firmware or software, or any system consisting of one or more thereof, including, without limitation, any and all enhancements, upgrades, customizations, modifications, maintenance and the like (collectively, the "System"), used by or for the benefit of the Servicer in order for the Servicer to perform its obligations under the Basic Documents to which it is a party in a manner that permits the Servicer to record, store, process, provide and where appropriate, insert, true and accurate dates and calculations for dates and spans, including and following January 1, 2000 (herein referred to as "Year 2000 Compliant"). In addition, "Year 2000 Compliant" shall mean that the System will support the ability for its continued normal usage such that neither the performance nor the correct functioning of the System will be affected by the approach, and passing into, the year 2000.



                                   ARTICLE VI

                     CERTIFICATES AND TRANSFER OF INTERESTS

                  Section 6.01 Initial Ownership.

                  Upon the formation of the Trust by the contribution of the Depositor pursuant to Section 2.05, the Initial Class A Certificateholder shall be the sole Class A Certificateholder and the Depositor shall be the sole Class B Certificateholder of the Trust.

                  Section 6.02 The Certificates.

         The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Trust Officer of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates. The Class B Certificates shall not be issued with a principal amount and shall not bear interest.

         A transferee of a Certificate shall become an Certificateholder, and shall be entitled to the rights and subject to the obligations of an Certificateholder hereunder and under this Agreement, upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 6.04.

         Section 6.03 Execution, Authentication and Delivery of Certificates.

         On the first Closing Date, the Owner Trustee shall cause the Class A Certificates and Class B Certificates, each representing 100% of the Percentage Interests of such Class to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit E, executed by the Owner Trustee or the Administrator, as the Owner Trustee's authenticating agent, by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Class A Certificates shall be dated the date of their authentication.

         Section 6.04 Additional Class A Certificate Principal Balance.

         In the event of an advance of Additional Class A Certificate Principal Balance by the Class A Certificateholders as provided in Section 3.01(c), each Class A Certificateholder shall, and is hereby authorized to, record on the schedule attached to its Class A Certificate the date and amount of any Additional Class A Certificate Principal Balance advanced by it and each repayment thereof; provided that failure to make any such recordation on such schedule or any error in such schedule shall not adversely affect any Class A Certificateholder's rights with respect to its Additional Class A Certificate Principal Balance and its right to receive interest payments in respect of the Additional Class A Certificate Principal Balance held by such Class A Certificateholder.

         Absent manifest error, the Class A Certificate Principal Balance of each Class A Certificate as set forth in the notations made by the related Class A Certificateholder on such Class A Certificate shall be binding upon the Owner Trustee and the Trust; provided that failure by a Class A Certificateholder to make such recordation on its Class A Certificate or any error in such notation shall not adversely affect any Class A Certificateholder's rights with respect to its Class A Certificate Principal Balance and its right to receive principal and interest payments in respect thereof.

         Section 6.05 Mutilated, Destroyed, Lost or Stolen Certificates.

         If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

         Section 6.06 Persons Deemed Certificateholders.

         Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee or the Certificate Registrar may treat the Person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 7.01 of this Agreement and for all other purposes whatsoever, and neither the Owner Trustee nor the Certificate Registrar shall be bound by any notice to the contrary.

         Section 6.07 Access to List of Certificateholders' Names and Addresses.

         The Owner Trustee shall furnish or cause to be furnished to the Initial Class A Certificateholder, the Paying Agent, the Servicer and the Depositor, within 5 days after receipt by the Owner Trustee of a request therefor from any such Person in writing, a list, in such form as the Owner Trustee, the Paying Agent, the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Depositor, the Servicer, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

         Section 6.08 Maintenance of Office or Agency.

         The Owner Trustee shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificates and the Basic Documents may be served. The Owner Trustee initially designates its Corporate Trust Office as its principal corporate trust office for such purposes. The Owner Trustee shall give prompt written notice to the Servicer and to the Certificateholders of any change in the location of the Certificate Register or any such office or agency.

         Section 6.09 Restrictions on Transfer of Certificates.

         (a) The Certificates have not been and will not be registered under the Securities Act and will not be listed on any exchange. No transfer of a Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and all applicable state securities laws or is exempt from the registration requirements under the Securities Act and such state securities laws. In order to assure compliance with the Securities Act and state securities laws, any transfer of a Certificate shall be made (A) in reliance on Rule 144A under the Securities Act, in which case, the Owner Trustee shall require that the transferor deliver a certification substantially in the form of Exhibit H-1 hereto, or (B) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) of Regulation D under the Securities Act that is not a "qualified institutional buyer," in which case the Owner Trustee shall require that the transferee deliver a certification substantially in the form of Exhibit H-2 hereto. In the event of a transfer of a Certificate, other than pursuant to an effective registration statement under the Securities Act and all applicable state securities laws, the Owner Trustee shall require that the transferee deliver a certification substantially in the form of Exhibit H-3 hereto.

         (b) Each prospective Certificateholder, other than the Depositor or its Affiliates, shall either:

             (i) represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that the prospective Certificateholder is not (A) an "employee benefit plan" within the meaning of Section 3(3) of ERISA, or (B) a "plan" within the meaning of Section 4975(e)(1) of the Code or (C) an entity, including an insurance company separate account or general account, whose underlying assets include plan assets by reason of a plan's investment in the entity (each, a "Benefit Plan Investor") and is not directly or indirectly purchasing such Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Benefit Plan Investor; or

             (ii) furnish to the Owner Trustee and the Certificate Registrar and any of their respective successors an opinion of counsel acceptable to such persons that (A) the proposed transfer of the Certificate to such Prospective Certificateholder will not cause any assets of the Trust to be deemed "plan assets" within the meaning of United States Department of Labor Regulation Section 2510.3-101, or (B) the proposed transfer of the Certificate will not give rise to a transaction described in
         Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable.

         (c) By its acceptance of a Class B Certificate, each prospective Certificateholder acknowledges that it is not a Non-Permitted Foreign Holder and agrees to execute a Rule 144A Transfer Certificate in the form of Exhibit H-1 hereto and acknowledges that no legal or beneficial interest in all or any portion of the Class B Certificate may be transferred directly or indirectly to an individual, corporation, partnership or other person who is a Non-U.S. Person, unless such person holds the Class B Certificate in connection with the conduct of a trade or business within the United States, as evidenced by a duly completed and submitted Form 4224 or successor form, updated at the time or times and in the manner specified by the Code (any such Non-U.S. Person who does not meet such exception being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

         (d) The Owner Trustee shall not execute, and shall not countersign and deliver, a Class B Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee a certificate, signed by the transferee, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Class B Certificates, and an agreement by the transferee that it will not transfer a Class B Certificate without providing to the Owner Trustee a substantially identical certificate, signed by the prospective Certificateholder to whom the Class B Certificate is to be transferred.

         (e) Prior to such execution, authentication and delivery of a Class B Certificate, the Owner Trustee shall have received an Opinion of Counsel to the effect that the proposed transfer will not (i) cause the Trust to be characterized as an association (or a publicly traded partnership) taxable as a corporation, or (ii) alter the tax characterization of the Class A Certificates for federal income tax purposes.

         (f) No transfer of any Certificate shall be permitted if such transfer shall, after giving effect to such transfer, cause the number of direct or indirect holders of an interest in Certificates ("Targeted Holders") to exceed a number equal to ninety-five. Further, there shall not at any time be more than ninety-five Targeted Holders of Certificates. Finally, any transfer of a Certificate to the Servicer, (including participants or assignees thereof) shall be a void transfer.

         (g) The Certificates shall bear an additional legend referring to the foregoing restrictions contained in paragraphs (c) through (f) above.

         Section 6.10. Registration; Registration of Transfer and Exchange.

         The Trust shall cause to be kept a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Trust shall provide for the registration of Certificates and the registration of transfers of Certificates. The Owner Trustee initially shall be the "Certificate Registrar" for the purpose of registering Certificates and transfers of Certificates as herein provided. Upon any resignation of any Certificate Registrar, the Trust shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Certificate Registrar.

         If a Person other than the Owner Trustee is appointed by the Trust as Certificate Registrar, the Trust will give the Owner Trustee prompt written notice of the appointment of such Certificate Registrar and of the location, and any change in the location, of the Certificate Register, and the Owner Trustee shall have the right to inspect the Certificate Register at all reasonable times and to obtain copies thereof, and the Owner Trustee shall have the right to rely upon a certificate executed on behalf of the Certificate Registrar by an Responsible Officer thereof as to the names and addresses of the Certificateholders and the principal amounts and number of the Certificates.

         Upon surrender for registration of transfer of any Certificate at the office or agency of the Trust to be maintained as provided in Section 6.08 hereof, the Trust shall execute, and the Owner Trustee shall authenticate and the Certificateholder shall obtain from the Owner Trustee, in the name of the designated transferee or transferees, one or more new Certificates in any authorized denominations, of a like aggregate Class A Certificate Principal Balance or Percentage Interest.

         At the option of the Holder, Certificates may be exchanged for other Certificates in any authorized denominations, of a like aggregate principal amount, upon surrender of the Certificates to be exchanged at such office or agency. Whenever any Certificates are so surrendered for exchange, the Trust shall execute, and the Owner Trustee shall authenticate and the Certificateholder shall obtain from the Owner Trustee, the Certificates which the Certificateholder making the exchange is entitled to receive.

         All Certificates issued upon any registration of transfer or exchange of Certificates shall be the valid obligations of the Trust, evidencing the same debt, and entitled to the same benefits under this Agreement, as the Certificates surrendered upon such registration of transfer or exchange.

         Every Certificate presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form attached to the form of Certificate attached as Exhibit E hereto duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Transfer Agents' Medallion Program ("STAMP").

         No service charge shall be made to a Certificateholder for any registration of transfer or exchange of Certificates, but the Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

         The preceding provisions of this Section 6.10 notwithstanding, the Trust shall not be required to make, and the Certificate Registrar need not register, transfers or exchanges of Certificates selected for redemption or of any Certificate for a period of 15 days preceding the due date for any distribution with respect to such Certificate.

         Section 6.11. Distribution of Principal and/or Interest; Defaulted Interest.

         (a) The Certificates shall accrue interest at the Class A Certificate Interest Rate, and such interest shall be distributable on each Distribution Date, subject to Section 4.09 hereof. The Class B Certificates shall have no principal balance and no interest rate and shall entitle the Holder thereof only to distributions when and to the extent provided in this Agreement. Any installment of interest, principal, if any, or other distribution distributable on any Certificate that is punctually distributed or duly provided for by the Trust on the applicable Distribution Date shall be distributed to the Person in the name of which such Certificate is registered on the Record Date by wire transfer if written instructions therefor are provided to the Owner Trustee no later than five Business Days prior to such Distribution Date, and otherwise by check mailed first-class postage prepaid to such Person's address as it appears on the Certificate Register on such Record Date, except that with respect to Certificates registered on the Record Date in the name of the nominee of the Initial Class A Certificateholder or Depositor, distribution will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final installment of principal distributable with respect to such Certificate on a Distribution Date or on the Expected Final Distribution Date (and except for the Termination Price for any Certificate called for redemption pursuant to Section 16.01) hereof, which shall be distributable as provided in Section 6.11(b) below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 4.09(c) hereof.

         (b) The principal of each Class A Certificate shall be distributable in installments on each Distribution Date as provided in the form of the Certificates set forth in Exhibit E hereto. Notwithstanding the foregoing, the entire unpaid principal amount of the Certificates shall be due and distributable, if not previously distributed, on the earlier of (i) the Expected Final Distribution Date, (ii) the Redemption Date or (iii) the date on which an Event of Default shall have occurred and be continuing, if the Owner Trustee or the Majority Certificateholders shall have declared the Certificates to be immediately distributable in the manner provided in Section 15.06 hereof.

         All principal payments on the Certificates shall be made pro rata to the Certificateholders based on their respective Percentage Interests. The Owner Trustee shall notify the Person in the name of which a Certificate is registered at the close of business on the Record Date preceding the Distribution Date on which the Trust expects that the final installment of principal of and interest on such Certificate will be distributed. Such notice shall be mailed or transmitted by facsimile prior to such final Distribution Date and shall specify that such final installment will be distributable only upon presentation and surrender of such Certificate and shall specify the place where such Certificate may be presented and surrendered for distribution of such installment. Notices in connection with redemptions of Certificates shall be provided to Certificateholders as set forth in Section 16.02 hereof.

         Section 6.12. Reserved.

         Section 6.13. 144A Information.

         (a) The Servicer shall provide to the Owner Trustee, upon its request, information regarding the Certificates and the Loans and such other information as the Owner Trustee shall be required to deliver to any Certificateholder and any prospective transferee designated by a Certificateholder to satisfy a condition of eligibility set forth under Rule 144A(d)(4) under the Securities Act of 1933, as amended (the "Securities Act").

         (b) The Owner Trustee, to the extent it has any such information in its possession, shall provide to any Certificateholder and any prospective transferee designated by any such Certificateholder information regarding the Certificates and the Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) under the Securities Act for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A under the Securities Act.


                                   ARTICLE VII

                         ESTABLISHMENT OF TRUST ACCOUNTS

         Section 7.01 Collection Account and Distribution Account.

         (a) (1) Establishment of Collection Account. The Servicer, for the benefit of the Certificateholders, shall cause to be established and maintained one or more Collection Accounts (collectively, the "Collection Account"), which shall be separate Eligible Accounts entitled "Collection Account, Wilmington Trust Company, as Owner Trustee, for the benefit of the FINOVA Commercial Mortgage Loan Asset-Backed Certificates, Series 1998-1". The Collection Account may be maintained with the Owner Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The creation of any Collection Account other than one maintained with the Owner Trustee shall be evidenced by a letter agreement between the Servicer and the depository institution acceptable to the Majority Certificateholders. A copy of such letter agreement shall be furnished to the Majority Certificateholders and the Owner Trustee and, upon request of any Certificateholder, to such Certificateholder. Funds in the Collection Account shall not be invested.

         The Collection Account shall be established, as of the date hereof, as an Eligible Account pursuant to the definition thereof. The Collection Account may, upon written notice to the Trust and the Owner Trustee, be transferred by the Servicer to a different depository institution so long as such transfer is to an Eligible Account acceptable to the Majority Certificateholders.

         (2) Establishment of Distribution Account. No later than the date hereof, the Servicer, for the benefit of the Certificateholders, shall cause to be established and maintained with Wilmington Trust Company one or more Distribution Accounts (collectively, the "Distribution Account"), which shall be separate Eligible Accounts, entitled "Distribution Account, Wilmington Trust Company, as Owner Trustee, for the benefit of the FINOVA

Commercial Mortgage Loan Asset-Backed Certificates, Series 1998-1." Funds in the Distribution Account shall be invested in accordance with Section 7.03 hereof.

         (b) (1) Deposits to Collection Account. Prior to the occurrence of a Collection Account Trigger Event, the Servicer shall retain all collections specified in clauses (i) through (iv) below and shall remit such amounts to the Distribution Account on the succeeding Remittance Date. The Servicer shall deposit or cause to be deposited (without duplication) into the Collection
Account:

         (i) on or after the occurrence of a Collection Account Trigger Event, all payments on or in respect of each Loan collected after the related Transfer Cutoff Date net of any Servicing Compensation retained therefrom) within two (2) Business Days after receipt thereof;

         (ii) on or after the occurrence of a Collection Account Trigger Event, all Net Liquidation Proceeds pursuant to Section 5.11 hereof in accordance with the last sentence of this Section 7.01(b) and all amounts required to be deposited pursuant to
                  Section 5.12(a) hereof concurrently with receipt thereof;

         (iii) on or after the occurrence of a Collection Account Trigger Event, all Insurance Proceeds not required to be applied to restoration or repair of Mortgaged Property pursuant to
                  Section 5.05 in accordance with the last sentence of this
                  Section 7.01(b);

         (iv) on or after the occurrence of a Collection Account Trigger Event, all Released Mortgaged Property Proceeds in accordance with the last sentence of this Section 7.01(b);

         (v) any amounts payable in connection with the repurchase of any Loan and the amount of any Substitution Adjustment pursuant to Sections 3.05 and 4.05 hereof in accordance with the last sentence of this Section 7.01(b);

         (vi) any Purchase Price payable in connection with a Servicer Call pursuant to Section 4.07 hereof concurrently with payment thereof;

         (vii) the deposit of the Termination Price under Section 16.02 hereof concurrently with payment thereof;

         (viii) any Periodic Advances pursuant to Section 5.09 concurrently with payment thereof;

         (ix) any cash Disposition Proceeds pursuant to Section 4.06 or Class A Certificate Redemption Amount, pursuant to Section 16.04(b) in accordance with the last sentence of this Section 7.01(b);

         (x) any payments received under Hedging Instruments or the return of amounts by the Hedging Counterparty pledged pursuant to prior Hedge Funding Requirements in accordance with the last sentence of this Section 7.01(b); and

         (xi) any Purchase Price payable in connection with a Loan Originator Put remitted by the Loan Originator pursuant to
                  Section 4.07 hereof in accordance with the last sentence of this Section 7.01(b).

         The Servicer agrees that it will cause the Loan Originator, Borrower or other appropriate Person paying such amounts, as the case may be, to remit directly to the Owner Trustee for deposit into the Collection Account all amounts referenced in clauses (ii) (but only on or after the occurrence of a Collection Account Trigger Event), (iii) (but only on or after the occurrence of a Collection Account Trigger Event), (iv) (but only on or after the occurrence of a Collection Account Trigger Event), (v), (ix), (x) and (xi) to the extent such amounts are in excess of a Monthly Payment on the related Loan. To the extent the Servicer receives any such amounts, it will deposit them into the Collection Account on the same Business Day as receipt thereof.

         (c) Withdrawals From Collection Account; Deposits to Distribution Account.

         (1) Withdrawals From Collection Account -- Reimbursement Items. Periodically, the Owner Trustee, at the direction of the Servicer, shall make the following withdrawals from the Collection Account (to the extent the Servicer has not otherwise reimbursed itself from collections retained) prior to any other withdrawals, in no particular order of priority:

         (i) to withdraw any amount not required to be deposited in the Collection Account or deposited therein in error;

         (ii)     to withdraw the Servicing Advance Reimbursement Amount;

         (iii) to clear and terminate the Collection Account in connection with the termination of this Agreement; and

         (iv) to reimburse the Servicer for any Nonrecoverable Periodic Advances (but only to the extent made from the Servicer's own funds).

         (2)      Owner Trustee Deposits to Distribution Account - Distribution
                  Dates.


                  (a) On the Business Day prior to each Distribution Date, the Owner Trustee shall deposit into the Distribution Account such amounts as are required from the Transfer Obligation Account pursuant to
         Section 7.05(e), 7.05(f) and 7.05(g).

                  (b) After making all withdrawals specified in Section 7.01(c)(1) above, on each Business Day, the Owner Trustee, (based on information provided by the Servicer for such Distribution Date) shall withdraw from the Collection Account not later than 12:00 Noon, New York City time and deposit into the Distribution Account all remaining funds on deposit therein. On each Remittance Date prior to the occurrence of a Collection Account Trigger Event, the Servicer shall deposit into the Distribution Account all collections specified in
         Section 7.01(b)(1) clauses (i) through (iv) that it shall have retained and shall remit such amounts to the Owner Trustee for deposit into the Distribution Account not later than 12:00 Noon, New York City time.

              (3) Withdrawals From Distribution Account -- Distribution Dates. On each Distribution Date, to the extent funds are available in the Distribution Account, the Owner Trustee (based on the information provided by the Servicer contained in the Servicer's Remittance Report for such Distribution Date) shall make withdrawals therefrom by 1:00 p.m. (New York City time), for application in the following order of priority:

                  (i) to distribute on such Distribution Date the following amounts in the following order: (a) to the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Distribution Dates, (b) to the Custodian, an amount equal to the Custodian Fee, if any, and all unpaid Custodian Fees from prior Distribution Dates, (c) to the Servicer,
                           (x) only if the Servicer is not FINOVA Capital Corporation or any Affiliate thereof, an amount equal to the Servicing Compensation and all unpaid Servicing Compensation from prior Distribution Dates and (y) all Nonrecoverable Servicing Advances not previously reimbursed and (d) to the Servicer, in trust for the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Distribution Dates.

                  (ii) to distribute on such Distribution Date, the Hedge Funding Requirement to the appropriate Hedging Counterparties; provided, that only cash on or in respect of fixed rate Loans (including cash Disposition Proceeds received therefrom) shall be distributed for such purpose and; provided, further, that amounts distributed pursuant to clause (i) above to the extent not attributable to a specific Loan shall be deemed paid from fixed rate or hybrid Loans, pro rata based on their aggregate Principal Balances relative to the Pool Principal Balance on such Distribution Date;

                  (iii) to the holders of the Class A Certificates pro rata, the sum of the Interest Distribution Amount for such Distribution Date and the Interest Carry-Forward Amount for the preceding Distribution Date;

                  (iv) to the holders of the Class A Certificates pro rata, the sum of the Overcollateralization Shortfall for such Distribution Date and the Principal Carry-Forward Amount for the preceding Distribution Date; provided, however, that if (a) a Rapid Amortization Trigger shall have occurred and not been Deemed Cured or (b) an Event of Default or Default shall have occurred, the holders of the Class A Certificates shall receive, in respect of principal, all remaining amounts on deposit in the Distribution Account.

                  (v) to the appropriate Person, amounts in respect of Trust/Depositor Indemnities and Due Diligence Fees until such amounts are paid in full;

                  (vi) to the Transfer Obligation Account, all remaining amounts until the balance therein equals the Transfer Obligation Target Amount;

                  (vii) to the Servicer if the Servicer is the Loan Originator or an Affiliate thereof, an amount equal to the unpaid Servicing Compensation for the related Distribution Date and all unpaid Servicing Compensation from prior Distribution Dates; and

                  (viii) to the holders of the Class B Certificates of record on the next preceding Record Date, pro rata, all amounts remaining therein.

                  (4) To the extent that there is deposited in the Collection Account any amounts referenced in Section 7.01(b), (ii), (iii), (iv),
         (v), (ix), (x) or (xi), the Majority Certificateholders and the Trust may agree, upon written notice to the Owner Trustee, to additional Distribution Dates. The Trust and the Majority Certificateholders shall give the Owner Trustee at least one (1) Business Day's written notice prior to such additional Distribution Date and such notice shall specify each amount in Section 7.01(c) to be withdrawn from the Collection Account and Distribution Account on such day.

                  Section 7.02 Distributions to Certificateholders.

                  All distributions made on the Certificates on each Distribution Date will be made on a pro rata basis among the Certificateholders of record of the Certificates on the next preceding Record Date based on the Percentage Interest represented by their respective Certificates, without preference or priority of any kind.

                  Section 7.03 Trust Accounts; Trust Account Property.

                  (a) Control of Trust Accounts. The Depositor has conveyed all of its right, title and interest in each of the Trust Accounts established hereunder to the Owner Trustee for the benefit of the Certificateholders. Amounts distributed from each Trust Account in accordance with the terms of this Agreement shall be released from the Owner Trust Estate upon such distribution thereunder or hereunder. The Owner Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investments, proceeds and income shall be part of the Trust Account Property and the Owner Trust Estate. If, at any time, any Trust Account ceases to be an Eligible Account, the Owner Trustee (or the Servicer on its behalf) shall, within ten Business Days (or such longer period, not to exceed 30 calendar days, with the prior written consent of the Majority Certificateholders) (i) establish a new Trust Account as an Eligible Account,
(ii) terminate the ineligible Trust Account, and (iii) transfer any cash and investments from such ineligible Trust Account to such new Trust Account.

         With respect to the Trust Accounts, the Owner Trustee agrees, by its acceptance hereof, that each such Trust Account shall be subject to the sole and exclusive dominion, custody and control of the Owner Trustee for the benefit of the Certificateholders, and, except as may be consented to in writing by the Majority Certificateholders, the Owner Trustee shall have sole signature and withdrawal authority with respect thereto.

         The Servicer shall have the power, revocable by the Majority Certificateholder or by the Owner Trustee, to instruct the Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer to carry out its duties hereunder.

         (b) (1) Investment of Funds. Funds held in the Distribution Account, the Transfer Obligation Account and the REO Account may be invested (to the extent practicable and consistent with any requirements of the
         Code) in Permitted Investments, as directed by the Servicer prior to the occurrence and continuation of an Event of Default, and by the Majority Certificateholders thereafter, in writing or by telephone or facsimile transmission confirmed in writing by the Servicer or Majority Certificateholders, as applicable. In any case, funds in the Distribution Account and the Transfer Obligation Account must be available for withdrawal without penalty, and any Permitted Investments must mature or otherwise be available for withdrawal one Business Day prior to the next Distribution Date and shall not be sold or disposed of prior to its maturity subject to subsection (b)(2) of this Section. All interest and any other investment earnings on amounts or investments held in the Distribution Account and the Transfer Obligation Account shall be deposited into the Distribution Account or the Transfer Obligation Account, as the case may be, immediately upon receipt by the Owner Trustee. All Permitted Investments in which funds in the Distribution Account or the Transfer Obligation Account are invested must be held by or registered in the name of "Wilmington Trust Company, as Owner Trustee, in trust for the FINOVA Commercial Mortgage Loan Asset-Backed Certificates, Series 1998-1."

               (2) Insufficiency and Losses in Trust Accounts. If any amounts are needed for disbursement from the Distribution Account or the Transfer Obligation Account held by or on behalf of the Owner Trustee and sufficient uninvested funds are not available to make such disbursement, the Owner Trustee (or the Servicer, as applicable) shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in the Distribution Account or the Transfer Obligation Account, as the case may be. The Owner Trustee shall not be liable for any investment loss or other charge resulting therefrom, unless such loss or charge is caused by the failure of the Owner Trustee to perform in accordance with written directions provided pursuant to this Section 7.03.

                  If any losses are realized in connection with any investment in the Distribution Account or the Transfer Obligation Account pursuant to this Agreement, then the Servicer shall deposit the amount of such losses (to the extent not offset by income from other investments in the Distribution Account or the Transfer Obligation Account, as the case may be) into the Distribution Account or the Transfer Obligation Account, as the case may be, immediately upon the realization of such loss. All interest and any other investment earnings on amounts held in the Distribution Account and the Transfer Obligation Account shall be taxed to the Trust and for federal and state income tax purposes the Trust shall be deemed to be the owner of the Distribution Account and/or the Transfer Obligation Account, as the case may be.

                  (c) Subject to Section 12.01 hereof, the Owner Trustee shall not in any way be held liable by reason of any insufficiency in any Trust Account held by the Owner Trustee resulting from any investment loss on any Permitted Investment included therein (except to the extent that the Owner Trustee is an obligor and has defaulted thereon).

                  (d) With respect to the Trust Account Property, the Owner Trustee acknowledges and agrees that:

                  (1) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Accounts, subject to the last sentence of subsection (a) of this Section 7.03; and each such Eligible Account shall be subject to the sole and exclusive dominion, custody and control of the Owner Trustee; and, without limitation on the foregoing, the Owner Trustee shall have sole signature authority with respect thereto;

                  (2) any Trust Account Property that constitutes Physical Property shall be delivered to the Owner Trustee in accordance with paragraph (a) of the definition of "Delivery" in Section 1.01 hereof and shall be held, pending maturity or disposition, solely by the Owner Trustee or a financial intermediary (as such term is defined in section 8-102(a)(14) of the UCC) acting solely for the Owner Trustee;

                  (3) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" in Section 1.01 hereof and shall be maintained by the Owner Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph; and

                  (4) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause
         (3) above shall be delivered to
         the Owner Trustee in accordance with paragraph (c) of the definition of "Delivery" in Section 1.01 hereof and shall be maintained by the Owner Trustee, pending maturity or disposition, through continued registration of the Owner Trustee's (or its nominee's) ownership of such security.

                  (e) The Servicer shall have the power, revocable by the Majority Certificateholders, to instruct the Owner Trustee to make withdrawals and payments from the Trust Accounts for the purpose of permitting the Servicer or the Trust to carry out their respective duties under the Basic Documents or permitting the Owner Trustee to carry out its duties under the Basic Documents.

                  Section 7.04 Advance Account.

                  (a) The Servicer shall cause to be established and maintained in its name, an Advance Account (the "Advance Account"), which need not be a segregated account. The Advance Account shall be maintained with any financial institution the Servicer elects.

                  (b) Deposits and Withdrawals. Amounts in respect of the transfer of Additional Class A Certificate Principal Balances and Loans shall be deposited in and withdrawn from the Advance Account as provided in Sections 3.01(c) and 3.06 hereof, Section 3.01 of the Certificate Purchase Agreement and
Section 2.1 of the Loan Purchase Agreement.

                  Section 7.05 Transfer Obligation Account.

                  (a) The Servicer, for the benefit of the Class A Certificateholders, shall cause to be established and maintained in the name of the Owner Trustee a Transfer Obligation Account (the "Transfer Obligation Account"), which shall be a separate Eligible Account and may be interest-bearing, entitled "Transfer Obligation Account, Wilmington Trust Company, as Owner Trustee, in trust for the FINOVA Commercial Mortgage Loan Asset-Backed Certificates, Series 1998-1." The Transfer Obligation Account may be maintained with the Owner Trustee or any other depository institution which satisfies the requirements set forth in the definition of Eligible Account. The establishment of a Transfer Obligation Account with a depositary institution other than the Owner Trustee shall be evidenced by a letter agreement between the Servicer and such depository institution acceptable to the Owner Trustee. A copy of such letter agreement shall be furnished to the Owner Trustee and, upon request of any Certificateholder, to such Certificateholder. Amounts in the Transfer Obligation Account shall be invested in accordance with Section 7.03.

                  (b) In accordance with Section 2.3(b) of the Loan Purchase Agreement, the Loan Originator shall deposit into the Transfer Obligation Account such amounts as may be required thereby.

                  (c) On each Distribution Date, the Owner Trustee will deposit in the Transfer Obligation Account any amounts required to be deposited therein pursuant to Section 7.01(c)(3)(v).

                  (d) On the date of each Disposition, the Owner Trustee shall withdraw from the Transfer Obligation Account such amount on deposit therein as may be requested by the Majority Certificateholders in writing to effect such Disposition.

                  (e) On each Distribution Date, the Owner Trustee, upon the written direction of the Servicer shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on such Distribution Date the lesser of (x) the amount then on deposit in the Transfer Obligation Account and
(y) the Interest Carry-Forward Amount as of such date.

                  (f) If with respect to any Distribution Date the Overcollateralization Shortfall exceeds the lesser of (x) 1% of the aggregate Principal Balance of all Loans as of the prior Business Day and (y) $250,000, the Owner Trustee, upon the written direction of the Servicer shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on the Business Day prior to such Distribution Date the lesser of the amount then on deposit in the Transfer Obligation Account and the amount of such Overcollateralization Shortfall as of such date.

                  (g) If with respect to any Distribution Date there shall exist a Hedge Funding Requirement, the Owner Trustee, upon the written direction of the Servicer shall withdraw from the Transfer Obligation Account and deposit into the Distribution Account on the Business Day prior to such Distribution Date the lesser of (x) the amount then on deposit in the Transfer Obligation Account (after making all other required withdrawals therefrom with respect to such Distribution Date) and (y) the amount of such Hedge Funding Requirement as of such date.

                  (h) In the event of the occurrence of an Event of Default, the Owner Trustee shall withdraw all remaining funds from the Transfer Obligation Account and apply such funds in satisfaction of the Class A Certificates as provided in Section 15.08(b) hereof.

                  (i) (A) The Owner Trustee shall return to the Transfer Obligor (as the Transfer Obligor shall agree) all amounts on deposit in the Transfer Obligation Account (after making all other withdrawals pursuant to this Section 7.05) until the Majority Certificateholders provide written notice to the Owner Trustee (with a copy to the Transfer Obligor) of the occurrence of a default or event of default (however defined) under any Basic Document with respect to the Trust, Transfer Obligor, the Depositor, Servicer or any of their Affiliates and
(B) upon the date of the termination of this Agreement pursuant to Article XVI, the Owner Trustee, at the written direction of the Transfer Obligor, shall withdraw any remaining amounts from the Transfer Obligation Account and remit all such amounts to the Transfer Obligor.

                  Section 7.06 Transfer Obligation.

                  (a) In consideration of the transactions contemplated by the Basic Documents, the Transfer Obligor hereby agrees and covenants with the Depositor that:

                  (i) In connection with each Securitization it shall fund, or cause to be funded, reserve funds, pay credit enhancer fees, pay, or cause to be paid, underwriting fees (or with respect to a Whole Loan Sale, any agency fees), and in the case of all Dispositions, it shall fund any difference between the cash Disposition Proceeds and the aggregate Class A Certificate Principal Balance at the time of such Disposition, and make, or cause to be made, such other payments as may be, in the reasonable opinion of the Disposition Agent, necessary to effect Dispositions, in each case to the extent that Disposition Proceeds are insufficient to pay such amounts;

                  (ii) In connection with Hedging Instruments, on the Business Day prior to each Distribution Date, it shall deliver to the Owner Trustee for deposit into the Transfer Obligation Account any Hedge Funding Requirement (to the extent amounts available on the related Distribution Date pursuant to Section 7.01 are insufficient to make such payment), when as and if due to any Hedging Counterparty;

                  (iii) If any Interest Carry-Forward Amount shall occur, it shall deposit into the Transfer Obligation Account any such Interest Carry-Forward Amount on or before the Business Date preceding such related Distribution Date;

                  (iv) If on any Business Day, the Overcollateralization Shortfall exceeds the lesser of (x) 1% of the aggregate Principal Balance of all Loans in the Loan Pool as of the prior Business Day and
         (y) $250,000, it shall, on the following Business Day, deposit into the Transfer Obligation Account the full amount of the Overcollateralization Shortfall as of such date; and

                  (v) Notwithstanding anything to the contrary herein, in the event of the occurrence of an Event of Default under the Indenture, the Transfer Obligor shall promptly deposit into the Transfer Obligation Account the entire amount of the Value Shortfall;

provided, that notwithstanding anything to the contrary contained herein, the Transfer Obligor's cumulative payments under or in respect of the Transfer Obligations (after subtracting therefrom any amounts returned to the Transfer Obligor pursuant to Section 7.05(i)(A)) together with the Loan Originator's payments in respect of any Loan Originator Puts shall not in the aggregate exceed the Value Shortfall.

                  (b) The Transfer Obligor shall pay such amounts upon one Business Day's notice from either the Servicer or the Majority
Certificateholders.

                  (c) The Transfer Obligor agrees that the Certificateholders, as ultimate assignee of the rights of the Depositor under this Agreement and the other Basic Documents, may enforce the rights of the Depositor directly against the Transfer Obligor.


                                  ARTICLE VIII

                             STATEMENTS AND REPORTS

                  Section 8.01 Statements.

                  (a) On each Determination Date, the Servicer shall deliver to the Owner Trustee and the Initial Class A Certificateholder by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Determination Date, the Servicer's Remittance Report, setting forth the date of such Report (day, month and year), the name of the Trust (i.e., "FINOVA Commercial Mortgage Loan Owner Trust 1998-1"), and the date of this Agreement, all in substantially the form set out in Exhibit B hereto. Furthermore, on each Determination Date, the Servicer shall deliver to the Owner Trustee and the Initial Class A Certificateholder a magnetic tape or computer disk providing, with respect to each Loan in the Loan Pool as of the last day of the related Due
Period: (i) the Loan Originator's internal loan identifying number; (ii) if such Loan is an Adjustable Rate Loan, the current Loan Interest Rate; (iii) the current Principal Balance with respect to such Loan; (iv) the date of the last Monthly Payment paid in full; and (v) such other information as may be reasonably requested by the Initial Class A Certificateholder.

                  (b) (i) On any Business Day, upon the request of the Initial Class A Certificateholder, the Servicer shall prepare and provide a statement setting forth the following information as of the close of business on the prior Business Day:

                  (1) for each Loan with respect to which a Servicing Advance or Periodic Advance is outstanding, (i) the aggregate amount of Servicing Advances outstanding, (ii) the aggregate amount of Periodic Advances outstanding and
                        (iii) the outstanding Principal Balance of such Loan;
                        and

                  (2)   the Pool Principal Balance.

                  (ii) On each Determination Date, the Servicer shall prepare and provide to the Owner Trustee, the Initial Class A Certificateholder and each Certificateholder, a statement (the "Payment Statement"), stating each date of a purchase of Additional Class A Certificate Principal Balance (day, month and year), the name of the Trust (i.e., "FINOVA Commercial Mortgage Loan Owner Trust 1998-1"), the date of this Agreement and the following information:

                  (1) the aggregate amount of collections in respect of principal of the Loans received by the Servicer during the preceding Due Period;

                  (2) the aggregate amount of collections in respect of interest on the Loans received by the Servicer during the preceding Due Period;

                  (3) all Insurance Proceeds received by the Servicer and not required to be applied to restoration or repair of the related Mortgaged Property during the preceding Due Period;

                  (4) all Net Liquidation Proceeds deposited by the Servicer into the Collection Account during the preceding Due Period;

                  (5) all Released Mortgaged Property Proceeds deposited by the Servicer into the Collection Account during the preceding Due Period;

                  (6) the aggregate amount of all Periodic Advances and all Servicing Advances, set forth separately, made by the Servicer during the preceding Due Period;

                  (7) the aggregate of all amounts deposited into the Collection Account in respect of the repurchase of Defective Loans and the repurchase of Loans pursuant to
                        Section 3.05 hereof during the preceding Due Period;

                  (8) the aggregate Principal Balance of all Loans for which a Servicer Call was exercised during the preceding Due Period;

                  (9) the aggregate Principal Balance of all Loans for which a Loan Originator Put was exercised during the preceding Due Period;

                  (10) the aggregate amount of all payments received under Hedging Instruments during the preceding Due Period;

                  (11) the aggregate amount of all withdrawals from the Collection Account pursuant to Section 7.01(c)(1)(i) hereof during the preceding Due Period;

                  (12) the aggregate amount of cash Disposition Proceeds received during the preceding Due Period;

                  (13) withdrawals from the Collection Account in respect of the Servicing Advance Reimbursement Amount during the preceding Due Period;

                  (14) withdrawals from the Collection Account in respect of Nonrecoverable Periodic Advances during the preceding Due Period;

                  (15) the number and aggregate Principal Balance of all Loans that are (i) 30-59 days Delinquent, (ii) 60-89 days Delinquent, (iii) 90 or more days Delinquent as of the related Distribution Date;

                  (16)  the aggregate amount of Liquidated Loan Losses incurred
                        (i) during the preceding Due Period and (ii) during the preceding three Due Periods;

                  (17) the aggregate of the Principal Balances of all Loans in the Loan Pool as of the related Distribution Date;

                  (18) the aggregate amount of all deposits into the Distribution Account from the Transfer Obligation Account pursuant to Section 7.05(e), 7.05(f) and 7.05(g) on the preceding Distribution Date;

                  (19) if the Servicer is not FINOVA Capital Corporation or an Affiliate thereof, the aggregate amount of distributions in respect of Servicing Compensation to the Servicer, and unpaid Servicing Compensation from prior Distribution Dates for the related Distribution Date;

                  (20) the aggregate amount of distributions in respect of Owner Trustee Fees and unpaid Owner Trustee Fees from prior Distribution Dates for the related Distribution Date;

                  (21) the aggregate amount of distributions in respect of the Custodian Fee and unpaid Custodian Fees from prior Distribution Dates for the related Distribution Date;

                  (22) if a Rapid Amortization Trigger shall have occurred and not been Deemed Cured or a Default or Event of Default shall have occurred, the aggregate amount of distributions on the Class A Certificates in respect of the Overcollateralization Shortfall and the Principal Carry-Forward Amount for the related Distribution Date;

                  (23) the aggregate amount of distributions in respect of Servicing Compensation and unpaid Servicing Compensation from prior Distribution Dates, to the Servicer, if FINOVA Capital Corporation or an Affiliate thereof is the Servicer, for the related Distribution Date;

                  (24) the aggregate amount of distributions to the Transfer Obligation Account for the related Distribution Date;

                  (25) the aggregate amount of distributions in respect of Trust/Depositor Indemnities for the related Distribution Date;

                  (26) the aggregate amount of distributions to the holders of the Class B Certificates for the related Distribution Date; and

                  (27) the Class A Certificate Principal Balance of the Class A Certificates before and after giving effect to distributions made to the holders of the Class A Certificates for the related Distribution Date.

                  Such Payment Statement shall be in the form of a magnetic tape or computer disk in a form mutually agreed to by and between the Initial Class A Certificateholder and the Servicer.

                  (iii) On each Business Day, the Servicer shall cause to be delivered to the Initial Class A Certificateholder by facsimile, the receipt and legibility of which shall be confirmed by telephone, and with hard copy thereof to be delivered no later than one (1) Business Day after such Business Day, a statement setting forth the total deposits into the Collection Account on the prior Business Day and the balance in the Collection Account as of the close of business on the prior Business Day.

                  (c) If the Collection Account is not maintained with the Owner Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Owner Trustee a statement, certified by a Servicing Officer, setting forth the status of the Collection Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into the Collection Account for each category of deposit specified in Section 7.01(b)(1) hereof, the aggregate of withdrawals from the Collection Account for each category of withdrawal specified in Section 7.01(c)(1) hereof, in each case, for the related Due Period.

                  (d) On each Distribution Date, the Owner Trustee shall forward to the holders of the Certificates a copy of the Payment Statement in respect of such Distribution Date and a statement setting forth the amounts actually distributed to such holders of the Certificates on such Distribution Date, together with such other information as the Owner Trustee deems necessary or appropriate.

                  Section 8.02 Reserved.

                  Section 8.03. Valuation of Loans, Hedge Value and Retained Securities Value; Market Value Agent.

                  (a) The Trust hereby irrevocably appoints the Market Value Agent to determine the Market Value of each Loan, the Hedge Value of each Hedging Instrument and the Retained Securities Value of all Retained Securities.

                  (b) The Market Value Agent shall determine the Market Value of each Loan in its sole judgment. In determining the Market Value of each Loan, the Market Value Agent may consider any information that it may deem relevant and shall base such determination on primarily on the lesser of its estimate of the projected proceeds from such Loan's inclusion in a (i) a Securitization (inclusive of the projected Retained Securities Value of any Retained Securities to be issued in connection with such Securitization) and (ii) a Whole Loan Sale, in each case, net of such Loan's ratable share of all costs and fees associated with such Disposition, including, without limitation, any costs of issuance, sale, underwriting and funding reserve accounts. The Market Value Agent's determination, in its sole judgment, of Market Value shall be conclusive and binding upon the parties hereto.

                  (c) On each Business Day the Market Value Agent shall determine in its sole judgment the Hedge Value of each Hedging Instrument as of such Business Day. In making such determination the Market Value Agent may rely exclusively on quotations provided by the Hedging Counterparty, by leading dealers in instruments similar to such Hedging Instrument, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.

                  (d) On each Business Day, the Market Value Agent shall determine in its sole judgment the Retained Securities Value of the Retained Securities, if any, expected to be issued pursuant to such Securitization as of the closing date of such Securitization. In making such determination the Market Value Agent may rely exclusively on quotations provided by leading dealers in instruments similar to such Retained Securities, which leading dealers may include the Market Value Agent and its Affiliates and such other sources of information as the Market Value Agent may deem appropriate.


                                   ARTICLE IX

                                     HEDGING

                  Section 9.01 Hedging Instruments.

                  (a) The Trust, with the approval of the Market Value Agent on behalf of the Majority Certificateholders, shall enter into or assume such Hedging Instruments as it deems necessary in order to hedge the interest rate with respect to the fixed rate or hybrid Loans relative to the expected Disposition Proceeds therefrom. Such Hedging Instruments shall be transferred by the Loan Originator to the Depositor and by the Depositor to the Trust. In deciding to approve any Hedging Instrument hereunder, the Market Value Agent shall determine, in its sole discretion, whether any Hedging Instrument conforms to the requirements of Section 9.01(b), (c) and (d).

                  (b) Each Hedging Instrument shall expressly provide that in the event of a Disposition or other removal of the loan from the Trust, such portion of the Hedging Instrument shall terminate as the Disposition Agent deems appropriate to facilitate the hedging of the risks specified in Section 9.01(a). In the event that the Hedging Instrument is not otherwise terminated, it shall contain provisions that allow the position of the Trust to be assumed by an Affiliate of the Trust upon the liquidation of the Trust. The terms of the assignment documentation and the credit quality of the successor to the Trust shall be subject to the Hedging Counterparty's approval.

                  (c) Any Hedging Instrument that provides for any payment obligation on the part of the Trust must (i) be without recourse to the assets of the Trust, (ii) contain a non-petition covenant provision in the form of
Section 17.l3, (iii) limit payment dates thereunder to Distribution Dates and
(iv) contain a provision limiting any cash payments due on any day under such Hedging Instrument solely to funds available therefor in the Collection Account on such day pursuant to Section 7.01(c)(3)(ii) hereof and funds available therefor in the Transfer Obligation Account.

                  (d) Each Hedging Instrument must (i) provide for the direct payment of any amounts thereunder to the Collection Account pursuant to Section 7.01(b)(1)(x), (ii) provide that in the event of the occurrence of an Event of Default, such Hedging Instrument shall terminate upon the direction of the Majority Certificateholders, (iii) prohibit the Hedging Counterparty from "setting-off" or "netting" other obligations of the Trust or its Affiliates against such Hedging Counterparty's payment obligations thereunder, (iv) provide that the appropriate portion of the Hedging Instrument will terminate upon the removal of the related Loans from the Owner Trust Estate and (v) have economic terms that are fixed and not subject to alteration after the date of assumption or execution.

                  (e) If agreed to by the Majority Certificateholders, the Trust may pledge its assets in order to secure its obligations in respect of Hedge Funding Requirements, provided that such right shall be limited solely to Hedging Instruments for which an Affiliate of the Initial Class A
Certificateholder is a Hedging Counterparty.


                                    ARTICLE X

                            ACTIONS BY OWNER TRUSTEE

                  Section 10.01 Prior Notice to Certificateholders with Respect to Certain Matters. (a) With respect to the following matters, the Owner Trustee shall not take action, and the Certificateholders shall not direct the Owner Trustee to take any action, unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholders and the Initial Class A Certificateholder in writing of the proposed action and the Majority Certificateholders shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders have withheld consent or the Certificateholders have provided alternative direction:

                           (i) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Loans) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Loans);

                           (ii) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

                           (iii) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Certificateholder is required;

                           (iv) the amendment or other change to this Agreement or any Basic Document in circumstances where the consent of any Certificateholder is not required and such amendment materially adversely affects the interest of the Certificateholders;

                           (v) the appointment of a successor Certificate Registrar or Payment Agent;

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
                           (vi) the consent to the calling or waiver of any default of any Basic Document;

                           (vii) the consent to the assignment by the Owner Trustee or Servicer of their respective obligations under any Basic Document;

                           (viii) except as provided in Article XVI hereof, the dissolution, termination or liquidation of the Trust in whole or in part;

                           (ix) the merger or consolidation of the Trust with or into any other entity, or the conveyance or transfer all or substantially all of the Trust's assets to any other entity;

                           (x) causing the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

                           (xi) the performance of any act that conflicts with any other Basic Document;

                           (xii) the performance of any act which would make it impossible to carry on the ordinary business of the Trust;

                           (xiii) the confession of a judgment against the Trust;

                           (xiv) the possession of Trust assets, or assignment of the Trust's right to property, for other than a Trust purpose;

                           (xv) causing the Trust to lend any funds to any entity; or

                           (xvi) changing the Trust's purpose and powers from those set forth in this Agreement.

                  (b) The Trust agrees to abide by the following restrictions:

                           (i) Other than as contemplated by the Basic Documents and related documentation, the Trust shall not incur any indebtedness.

                           (ii) Other than as contemplated by the Basic
         Documents and related documentation, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets.

                           (iii) The Trust shall not engage in any business activity in which it is not currently engaged other as contemplated by the Basic Documents and related documentation.

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
                           (iv) The Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Basic Documents and related documentation.

                           (v) Other than as contemplated by the Basic Documents and related documentation, the Trust shall not follow the directions or instructions of FINOVA Capital Corporation.

                  (c)      The Trust shall:

                           (i) Maintain books and records separate from any other person or entity.

                           (ii) Maintain its bank accounts separate from any other person or entity.

                           (iii) Not commingle its assets with those of any other person or entity.

                           (iv)     Conduct its own business in its own name.

                           (v) Other than as contemplated by the Basic Documents and related documentation, pay its own liabilities and expenses only out of its own funds.

                           (vi) Observe all formalities required under the Business Trust Statute.

                           (vii) Enter into transactions with Affiliates of FINOVA Capital Corporation only if each such transaction is intrinsically fair, commercially reasonable, and on the same terms as would be available in an arm's length transaction with a person or entity that is not an Affiliate.

                           (viii) Not guarantee or become obligated for the debts of any other entity or person.

                           (ix) Not hold out its credit as being available to satisfy the obligation of any other person or entity.

                           (x) Not acquire the obligations or securities of FINOVA Capital Corporation or its Affiliates.

                           (xi) Other than as contemplated by the Basic
         Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity.

                           (xii) Other than as contemplated by the Basic Documents and related documentation, not pledge its assets for the benefit of any other person or entity.

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
                           (xiii) Hold itself out as a separate entity from FINOVA Capital Corporation and not conduct any business in the name of FINOVA Capital Corporation.

                           (xiv) Correct any known misunderstanding regarding its separate identity.

                           (xv) Not identify itself as a division of any other person or entity.

                  So long as the Class A Certificates are Outstanding or any amounts are owed under this Agreement to the Class A Certificateholders, the Trust shall not amend this Section 4.1 without the prior written consent of 100% of the Voting Interests of the Certificates, in addition to the requirements under Section 11.1.

                  (d) The Owner Trustee shall not have the power, except upon the direction of the Certificateholders acting with the prior written consent of the Majority Certificateholders, and to the extent otherwise consistent with the Basic Documents, to (i) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (ii) institute proceedings to have the Trust declared or adjudicated a bankrupt or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy,
(v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, or (vii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as this Agreement remains in effect, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or the Depositor or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust or the Depositor.

                  Section 10.02 Action by Certificateholders with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Majority Certificateholders, to (a) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement,
(c) remove the Servicer under this Agreement pursuant to Section 15.01 thereof. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholders and consented to in a prior writing by the Majority Certificateholders.

                  Section 10.03 Restrictions on Certificateholders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.03 nor shall the Owner Trustee be obligated to follow any such direction, if given.

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
                  Section 10.04 Majority Control. Except as expressly provided herein, any action that may be taken by the Certificateholders under this Agreement may be taken by the Majority Certificateholders. Except as expressly provided herein, any written notice of the Certificateholders delivered pursuant to this Agreement shall be effective if signed by the Majority
Certificateholders at the time of the delivery of such notice.


                                   ARTICLE XI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

                  Section 11.01 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Certificates and each Basic Document to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by each Basic Document to which the Trust is to be a party and any amendment or other agreement or instrument described in Article II, in each case, in such form as the Loan Originator shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Owner Trustee to authenticate and deliver the Certificates. The Owner Trustee shall authenticate and deliver, or cause to be authenticated and delivered, the Certificates. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Basic Documents.

                  Section 11.02 General Duties. It shall be the duty of the Owner Trustee:

                  (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator or the Servicer has agreed in the Administration Agreement or this Agreement, respectively, to perform any act or to discharge any duty of the Owner Trustee or the Trust hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator or the Servicer to carry out its obligations under the Administration Agreement or this Agreement, respectively; and

                  (b) to obtain and preserve, the Trust's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Certificates, the Owner Trust Estate and each other instrument and agreement included in the Owner Trust Estate.

                  Section 11.03 Action Upon Instruction.

                  (a) Subject to Article X and in accordance with the terms of the Basic Documents, the Majority Certificateholders may by written instruction direct the Owner


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
Trustee in the management of the Trust but only to the extent consistent with the limited purpose of the Trust. Such direction may be exercised at any time by written instruction of the Majority Certificateholders pursuant to Article X.

                  (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel in writing, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders and the Initial Class A Certificateholder requesting instruction from the Certificateholders as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Majority Certificateholders, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of receipt of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

                  (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction of the Majority Certificateholders, received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of receipt of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholders, and shall have no liability to any Person for such action or inaction.

                  Section 11.04 No Duties Except as Specified in this Agreement, the Basic Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or


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
in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Basic Document or in any document or written instruction received by the Owner Trustee pursuant to Section 11.03; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

                  Section 11.05 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 11.03.

                  Section 11.06 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.03 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                  Section 11.07 Accounting of Trust Funds; Withholding.

                  (a) On or prior to each Distribution Date, the Owner Trustee shall cause the Servicer to deliver to each Certificateholder the statement provided by the Servicer pursuant to Section 8.01(b) of this Agreement with respect to such Distribution Date.

                  (b) In the event that any withholding tax is imposed on the Trust's distribution (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Owner Trustee is hereby authorized and directed to retain or cause the Paying Agent to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Owner Trustee from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to an Certificateholder shall be treated as cash distributed to such Certificateholder at the time it is withheld by the Trust and remitted to the appropriate taxing authority. In the event of any claimed overwithholding, Certificateholders shall have no claim for recovery against the Trust or other Certificateholders. If the amount withheld was not withheld from actual distributions, the Trust may, at its option, (i) require the Certificateholder to reimburse the Trust for such withholding (and each Certificateholder agrees to reimburse the Trust promptly following such request) or (ii) reduce any subsequent distributions by the amount of such withholding. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a Non-U.S. Person), the Owner Trustee may in its sole discretion withhold or cause to be withheld such amounts in accordance with this paragraph (b). In the event that an Certificateholder wishes to apply for a refund of any such withholding tax, the Owner Trustee shall reasonably cooperate with such owner in making such claim so long as such Certificateholder agrees to reimburse the Owner Trustee for any out-of-pocket expenses incurred.

                  Section 11.08 Accounting and Reports to the
Certificateholders, the Internal Revenue Service and Others. The Owner Trustee shall deliver or cause to be delivered to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, or as may be requested by such Certificateholder, such information, reports or statements as may be necessary to enable each Certificateholder to prepare its federal and state income tax returns. Consistent with the Trust's characterization for tax purposes as a partnership between the Class A Certificateholders and Class B Certificateholders, the Owner Trustee shall prepare or shall cause to be prepared federal and, if applicable, state or local partnership tax returns required to be filed by the Trust and shall remit such returns to the Depositor (or if the Depositor no longer owns any Class B Certificates, the Class B Certificateholder designated for such purpose by the Depositor to the Owner Trustee in writing) at least five (5) days before such returns are due to be filed, and (y) capital accounts shall be maintained for each Certificateholder in accordance with the Treasury Regulations under Section 704(b) of the Code reflecting each such Class A Certificateholder's and Class B Certificateholder's share of the income, gains, deductions, and losses of the Trust and contributions to, and distributions from, the Trust (as set forth in Annex A hereto). The Depositor (or such designee Class B Certificateholder, as applicable) shall promptly sign such returns and deliver such returns after signature to the Owner Trustee and such returns shall be filed or cause to be filed by the Owner Trustee with the appropriate tax authorities.


                                   ARTICLE XII

                   CONCERNING THE OWNER TRUSTEE; COMPENSATION

                  Section 12.01 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement and the Basic Documents. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in
Section 12.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee;

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Certificateholders;

                  (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Certificates;

                  (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the other parties hereto or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificates, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of any other party under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Basic Documents that are required to be performed by the Administrator under the Administration Agreement or the Servicer under this Agreement; and

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of any of the Certificateholders, unless such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it in its reasonable discretion against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act provided, that the Owner Trustee shall be liable for its negligence or willful misconduct in the event that it assumes the duties and obligations of the Owner Trustee under this Agreement pursuant to Section 13.05.

                  Section 12.02 Furnishing of Documents. The Owner Trustee shall furnish (a) to the Certificateholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents and (b) to Certificateholders promptly upon written request therefor, copies of this Agreement and the Administration Agreement.

                  Section 12.03 Representations and Warranties.

                  The Owner Trustee hereby represents and warrants to the other parties hereto, for the benefit of the Certificateholders, that:

                          (i) It is a banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                         (ii) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                        (iii) Neither the execution nor the delivery by it of this Agreement nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any Federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                  Section 12.04 Reliance; Advice of Counsel.

                  (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by a Responsible Officer, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and not contrary to this Agreement or any Basic Document.

                  Section 12.05 Not Acting in Individual Capacity. Except as provided in this Article XII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

                  Section 12.06 Owner Trustee Not Liable for Certificates or Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates) shall be taken as the statements of the Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificates (other than the signature and countersignature of the Owner Trustee on the Certificates and as specified in
Section 12.03), or of any Loans or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Loan, or the perfection and priority of any security interest created by any Loan or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any insurance thereon; the existence and contents of any Loan on any computer or other record thereof, the validity of the assignment of any Loan to the Trust or of any intervening assignment; the completeness of any Loan; the performance or enforcement of any Loan; the compliance by the Depositor, the Loan Originator or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Administrator, the Owner Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

                  Section 12.07 Licenses. The Owner Trustee shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Basic Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                  Section 12.08 Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Servicer and the Owner Trustee, which fees may not be altered without the prior written consent of the Majority Certificateholders. The Owner Trustee shall look solely to the Servicer for reimbursement for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder unless and to the extent the Owner Trustee is reimbursed for such expenses by the Trust or other Person.

                  Section 12.09 Indemnification. The Servicer shall be liable for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Servicer shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from such Indemnified Party's willful misfeasance, bad faith or negligence in the performance of the duties, or by reason of reckless disregard of its duties under the Basic Documents. The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Servicer, which approval shall not be unreasonably withheld.

                  Section 12.10 Payments to the Owner Trustee . Any amounts paid to the Owner Trustee pursuant to this Article XII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.


                                  ARTICLE XIII


             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

                  Section 13.01 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of
Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a long-term rating of at least "A" by S&P and Moody's. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 13.02.

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
                  Section 13.02 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

                  If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 13.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Administrator shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

                  Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 13.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to the Initial Class A Certificateholder.

                  Section 13.03 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 13.02 shall execute, acknowledge and deliver to the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

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
                  No successor Owner Trustee shall accept appointment as provided in this Section 13.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 13.01.

                  Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice of the successor of such Owner Trustee to the Owner Trustee and the Certificateholders. If the Administrator fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

                  Section 13.04 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or with which it may be consolidated or any corporation resulting from any merger or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 13.01, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Initial Class A Certificateholder.

                  Section 13.05 Appointment of Co-Owner Trustee or Separate Owner Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Mortgaged Property may at the time be located, and for the purpose of performing certain duties and obligations of the Owner Trustee with respect to the Trust and the Certificates under this Agreement, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-Owner Trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 25 days after the receipt by it of a request so to do, the Owner Trustee shall have the power to make such appointment. No co-Owner Trustee or separate Owner Trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 13.01 and no notice of the appointment of any co-trustee or separate Owner Trustee shall be required pursuant to Section 13.01.

                  Each separate Owner Trustee and co-Owner Trustee shall, to the extent permitted by law, be appointed and act subject to the following provision and conditions:

                          (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate Owner Trustee or co-Owner Trustee jointly (it being understood that such separate Owner Trustee or co-Owner Trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties, and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate Owner Trustee or co-Owner Trustee, but solely at the direction of the Owner Trustee;

                         (ii) no Owner Trustee under this Agreement shall be personally liable by reason of any act or omission of any other Owner Trustee under this Agreement; and

                        (iii) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate Owner Trustee or co-Owner Trustee.

                  Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to the separate Owner Trustees and co-Owner Trustees, as if given to each of them. Every instrument appointing any separate Owner Trustee or co-Owner Trustee, other than this Agreement, shall refer to this Agreement and to the conditions of this Article. Each separate Owner Trustee and co-Owner Trustee, upon its acceptance of appointment, shall be vested with the estates specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

                  Any separate Owner Trustee or co-Owner Trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate Owner Trustee or co-Owner Trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.


                                   ARTICLE XIV

                                  THE SERVICER

                  Section 14.01 Indemnification; Third Party Claims.

                  (a) The Servicer shall indemnify the Loan Originator, the Owner Trustee, the Trust, the Depositor, the Owner Trustee and the Certificateholders, their respective officers, directors, employees, agents and "control persons," as such term is used under the Act and under the Securities Exchange Act of 1934 as amended (each an "Indemnified Party") and hold harmless each of them against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Loans in compliance with the terms of this Agreement; provided, however, that if the Servicer is not liable pursuant to the provisions of Section 14.01(d) hereof for its failure to perform its duties and service the Loans in compliance with the terms of this Agreement, then the provisions of this Section 14.01 shall have no force and effect with respect to such failure.

                  (b) The Loan Originator, the Depositor, the Owner Trustee or the Certificateholders, as the case may be, shall promptly notify the Servicer if a claim is made by a third party with respect to a breach of any of the Servicer's representations and warranties and covenants contained in this Agreement or in any way relating to the failure of the Servicer to perform its duties and service the Loans in compliance with the terms of this Agreement. The Servicer shall promptly notify the Owner Trustee and the Depositor of any claim of which it has been notified pursuant to this Section 14.01 by a Person other than the Depositor, and, in any event, shall promptly notify the Depositor of its intended course of action with respect to any claim.

                  (c) The Servicer shall be entitled to participate in and, upon notice to the Indemnified Party, assume the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Indemnified Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to the counsel of the Servicer, but the fees and expenses of such counsel will be at the expense of such Indemnified Party, unless (i) the employment of counsel by the Indemnified Party at its expense has been authorized in writing by the Servicer, (ii) the Servicer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or
(iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Servicer and one or more Indemnified Parties, and the Indemnified Parties shall have been advised by counsel that there may be one or more legal defenses available to them which are different from or additional to those available to the Servicer. The Servicer shall not be liable for any settlement of any such claim or action unless the Servicer shall have consented thereto or be in default on its obligations hereunder. Any failure by an Indemnified Party to comply with the provisions of this Section
14.01 shall relieve the Servicer of liability only if such failure is materially prejudicial to the defense of the Servicer of such claim or action and then only to the extent of such prejudice.

                  (d) None of the Loan Originator, the Depositor or the Servicer or any of their respective Affiliates, directors, officers, employees or agents shall be under any liability to the Owner Trustee, the Trust, the Owner Trustee or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Loan Originator, the Depositor, the Servicer or any of their respective Affiliates, directors, officers, employees, agents against the remedies provided herein for the breach of any warranties, representations or covenants made herein, or against any expense or liability specifically required to be borne by such party without right of reimbursement pursuant to the terms hereof, or against any expense or liability which would otherwise be imposed by reason of misfeasance, bad faith or negligence in the performance of the respective duties of the Servicer, the Depositor or the Loan Originator, as the case may be. The Loan Originator, the Depositor, the Servicer and any of their respective Affiliates, directors, officers, employees, agents may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder.

                  Section 14.02 Merger or Consolidation of the Servicer.

                  The Servicer shall keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation and maintain such other licenses and permits in each jurisdiction necessary to protect the validity and enforceability of each Basic Document to which it is a party and each of the Loans and to perform its duties under each Basic Document to which it is a party; provided, however, that the Servicer may merge or consolidate with any other corporation upon the satisfaction of the conditions set forth in the following paragraph.

                  Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an Eligible Servicer and shall be the successor of the Servicer, as applicable hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. The Servicer shall send notice of any such merger, conversion, consolidation or succession to the Owner Trustee and the Trust.

                  Section 14.03 Limitation on Liability of the Servicer and Others.

                  The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 14.01 hereof, the Servicer shall have no obligation to appear with respect to, prosecute or defend any legal action which is not incidental to the Servicer's duty to service the Loans in accordance with this Agreement.

                  Section 14.04 Servicer Not to Resign; Assignment.

                  The Servicer shall not resign from the obligations and duties hereby imposed on it except (a) with the consent of the Majority Certificateholders or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to clause (b) of the preceding sentence permitting the resignation of the Servicer shall be evidenced by an independent opinion of counsel to such effect delivered (at the expense of the Servicer) to the Owner Trustee and Majority Certificateholders. No resignation of the Servicer shall become effective until a successor servicer, appointed pursuant to the provisions of Section 15.02 hereof and satisfying the requirements of Section 5.03 hereof with respect to the qualifications of a successor Servicer, shall have assumed the Servicer's responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of such successor) and obligations under this Agreement.

                  Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void.

                  The Servicer agrees to cooperate with any successor Servicer in effecting the transfer of the Servicer's servicing responsibilities and rights hereunder pursuant to the first paragraph of this Section 14.04, including, without limitation, the transfer to such successor of all relevant records and documents (including any Loan Files in the possession of the Servicer) and all amounts received with respect to the Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute and deliver any and all documents and instruments to the successor Servicer including all Loan Files in its possession and do or accomplish all other acts necessary or appropriate to effect such termination and transfer of servicing responsibilities.

                  Section 14.05 Relationship of Servicer to Trust and the Owner Trustee.

                  The relationship of the Servicer (and of any successor to the Servicer as servicer under this Agreement) to the Trust and the Owner Trustee under this Agreement is intended by the parties hereto to be that of an independent contractor and not of a joint venturer, agent or partner of the Trust or the Owner Trustee.

                  Section 14.06 Servicer May Own Certificates.

                  Each of the Servicer and any Affiliate of the Servicer may in its individual or any other capacity become the owner or pledgee of Certificates with the same rights as it would have if it were not the Servicer or an Affiliate thereof except as otherwise specifically provided herein. Certificates so owned by or pledged to the Servicer or such Affiliate shall have an equal and proportionate benefit under the provisions of this Agreement, without preference, priority, or distinction as among all of the Certificates; provided, however, that any Certificates owned by the Servicer or any Affiliate thereof, during the time such Certificates are owned by them, shall be without voting rights for any purpose set forth in this Agreement. The Servicer shall notify the Owner Trustee promptly after it or any of its Affiliates becomes the owner or pledgee of a Certificate.

                  Section 14.07 Indemnification of the Initial Class A Certificateholder.

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
                  The Servicer agrees to indemnify the Initial Class A Certificateholder in accordance with Section 9.01 of the Certificate Purchase Agreement as if it were a signatory thereto.


                                   ARTICLE XV

       SERVICER EVENTS OF DEFAULT; CERTIFICATE EVENTS OF DEFAULT; REMEDIES

                  Section 15.01 Servicer Events of Default.

                  (a) In case one or more of the following Servicer Events of Default shall occur and be continuing, that is to say:

                  (i) any failure by Servicer to deposit (A) into the Collection Account in accordance with Section 7.01(b) any amount required to be deposited by it under any Basic Document to which it is a party, which failure continues unremedied for two days following the date on which such deposit was first requested to be made or (B) the full amount of any Periodic Advance required to be made on the day such Periodic Advances are required to be made, which failure continues unremedied until 12:00 p.m. New York City time on the Business Day following such day; or

                  (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other of the material covenants or agreements on the part of the Servicer, contained in any Basic Document to which it is a party, which continues unremedied for a period of 30 days (or, in the case of payment of insurance premiums, for a period of 15 days) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by Holders of 25% of the Percentage Interests of the Class A Certificates or the Certificates; or

                  (iii) any breach on the part of the Servicer of any representation or warranty contained in any Basic Document to which it is a party that materially and adversely affects the interests of any of the parties hereto or any Certificateholder and which continues unremedied for a period of 30 days after the date on which notice of such breach, requiring the same to be remedied, shall have been given to the Servicer by any other party hereto or to the Servicer (with copy to each other party hereto), by the Initial Class A Certificateholder or Holders of 25% of the Percentage Interests of the Class A Certificates; or

                  (iv) there shall have been commenced before a court or agency or supervisory authority having jurisdiction in the premises an involuntary proceeding against the Servicer under any present or future federal or state bankruptcy, insolvency or similar law for the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, which action shall not have been dismissed for a period of 60 days; or

                  (v) the Servicer shall consent to the appointment of a conservator, receiver, liquidator, trustee or similar official in any bankruptcy, insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

                  (vi) the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable bankruptcy, insolvency or reorganization statute, make an assignment for the benefit of its creditors, voluntarily suspend payment of its obligations, or take any corporate action in furtherance of the foregoing.

                  (b) Then, and in each and every such case, so long as an Servicer Event of Default shall not have been remedied, the Owner Trustee or the Majority Certificateholders, by notice in writing to the Servicer may, in addition to whatever rights such Person may have at law or in equity to damages, including injunctive relief and specific performance, may terminate all the rights and obligations of the Servicer under this Agreement and in and to the Loans and the proceeds thereof, as servicer under this Agreement. Upon receipt by the Servicer of such written notice, all authority and power of the Servicer under this Agreement, whether with respect to the Loans or otherwise, shall, subject to Section 15.02 hereof, pass to and be vested in a successor servicer, and the successor servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the Loans and related documents. The Servicer agrees to cooperate with the successor servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all amounts which shall at the time be credited by the Servicer to each Collection Account or thereafter received with respect to the Loans.

                  Section 15.02 Appointment of Successor.

                  On and after the date the Servicer receives a notice of termination pursuant to Section 15.01 hereof, or the Owner Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel or accompanied by the consents required by Section 14.04 hereof, or the Servicer is removed as servicer pursuant to this Article XV or Section 5.01, then, the Majority Certificateholders shall appoint a successor servicer to be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof; provided, however, that the successor servicer shall not be liable for any actions of any servicer prior to it.

                  The successor servicer shall be obligated to make Servicing Advances hereunder. As compensation therefor, the successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Loans which the Servicer would have been entitled to receive from the Collection Account pursuant to Section 7.01(c) hereof as if the Servicer had continued to act as servicer hereunder, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise as provided in Section 5.16 hereof. The Servicer shall not be entitled to any termination fee if it is terminated pursuant to Section 15.01 hereof but shall be entitled to any accrued and unpaid Servicing Fee to the date of termination.

                  Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Owner Trustee and remitted directly to the successor servicer. The compensation of any successor servicer appointed shall be the Servicing Fee, together with other Servicing Compensation provided for herein. The Owner Trustee, the Trust, any Custodian, the Servicer and any such successor servicer shall take such action, consistent with this Agreement, as shall be reasonably necessary to effect any such succession. Any costs or expenses incurred by the Owner Trustee in connection with the termination of the Servicer and the succession of a successor servicer shall be an expense of the outgoing Servicer and, to the extent not paid thereby, an expense of such successor servicer. The Servicer agrees to cooperate with the Owner Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the successor servicer all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the successor servicer all amounts which then have been or should have been deposited in any Trust Account maintained by the Servicer or which are thereafter received with respect to the Loans. Upon the occurrence of an Event of Default, the Majority Certificateholders shall have the right to order the Servicer's Loan Files and all other files of the Servicer relating to the Loans and all other records of the Servicer and all documents relating to the Loans which are then or may thereafter come into the possession of the Servicer or any third party acting for the Servicer (including, without limitation, computer programs, tapes, disks, data processing software and related property and rights) to be delivered to such custodian or servicer as it selects and the Servicer shall deliver to such custodian or servicer such assignments as the Majority Certificateholders shall request. No successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until written notice of such proposed appointment shall have been provided by the Owner Trustee to the Initial Class A Certificateholder, the Trust and the Depositor and the Depositor, the Majority Certificateholders and the Trust shall have consented in writing thereto.

                  In connection with such appointment and assumption, the Majority Certificateholder may make such arrangements for the compensation of such successor servicer out of payments on the Loans as they and such successor servicer shall agree.

                  Section 15.03. Performance and Enforcement of Certain Obligations.

                  (a) Promptly following a request from the Owner Trustee to do so and at the Servicer's expense, the Trust shall take all such lawful action as the Owner Trustee may request to compel or secure the performance and observance by the Loan Originator and the Servicer, as applicable, of each of their obligations to the Trust under or in connection with this Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Trust under or in connection with this Agreement to the extent and in the manner directed by the Owner Trustee, including the transmission of notices of default on the part of the Loan Originator or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Loan Originator or the Servicer of each of their obligations under this Agreement.

                  (b) If an Event of Default has occurred and is continuing, the Owner Trustee may, and at the direction (which direction shall be in writing or by telephone, confirmed in writing promptly thereafter) of the Majority Certificateholders shall, subject to Section 15.10(c) exercise all rights, remedies, powers, privileges and claims of the Trust against the Loan Originator or the Servicer under or in connection with this Agreement, including the right or power to take any action to compel or secure performance or observance by the Loan Originator or the Servicer, as the case may be, of each of their obligations to the Trust thereunder and to give any consent, request, notice, direction, approval, extension, or waiver under this Agreement, and any right of the Trust to take such action shall be suspended.

                  Section 15.04 Accounting Upon Termination of Servicer.

                  Upon termination of the Servicer under this Article XV, the Servicer shall, at its own expense:

                  (a) deliver to its successor or, if none shall yet have been appointed, to the Owner Trustee the funds in any Trust Account maintained by the Servicer;

                  (b) deliver to its successor or, if none shall yet have been appointed, to the Owner Trustee all Loan Files and related documents and statements held by it hereunder and a Loan portfolio computer tape;

                  (c) deliver to its successor or, if none shall yet have been appointed, to the Owner Trustee and to the Trust and the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for payments or charges with respect to the Loans; and

                  (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                  Section 15.05. Certificate Events of Default.

                  "Certificate Events of Default," wherever used herein, means any one of the following events (whatever the reason for such Certificate Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (a) notwithstanding any insufficiency of funds in the Distribution Account for distribution thereof on the related Distribution Date, default in the distribution of any interest on any Certificate when the same becomes distributable, and continuance of such default for a period of five (5) days; or

                  (b) notwithstanding any insufficiency of funds in the Distribution Account for distribution thereof on the related Distribution Date, default in the distribution of any installment of the Overcollateralization Shortfall of any Class A Certificate (i) on any Distribution Date or (ii) on the Expected Final Distribution Date; or

                  (c) the occurrence of a Servicer Event of Default; or

                  (d) default in the observance or performance of any covenant or agreement of the Trust made in any Basic Document to which it is a party (other than a covenant or agreement, a default in the observance or performance of which is elsewhere in this Section 5.01 specifically dealt with), or any representation or warranty of the Trust made in any Basic Document to which it is a party or in any certificate or other writing delivered pursuant thereto or in connection therewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after there shall have been given, by registered or certified mail, to the Trust by the Owner Trustee, or to the Trust, the Depositor and the Owner Trustee by Class A Certificateholders evidencing at least 25% Percentage Interests, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

                  (e) default in the observance or performance of any covenant or agreement of the Transfer Obligor, Depositor or Loan Originator made in any Basic Document to which it is a party or any representation or warranty of the Transfer Obligor, Depositor or Loan Originator made in any Basic Document to which it is a party, proving to have been incorrect in any material respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated, otherwise cured or remedied, for a period of 30 days (or such other time as specified with respect to such representation or warranty) after there shall have been given, by registered or certified mail, to the Transfer Obligor, Trust and the Depositor by the Owner Trustee, or to the Trust, the Depositor and the Owner Trustee by Class A Certificateholders evidencing at least 25% Percentage Interests, a written notice specifying such Default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder; or

                  (f) the filing of a decree or order for relief by a court having jurisdiction over the Transfer Obligor, Loan Originator, Trust or the Depositor in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the appointing of a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Transfer Obligor, Loan Originator, Trust or the Depositor, or the ordering of the winding-up or liquidation of the affairs of the Transfer Obligor, Loan Originator, Trust or the Depositor, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                  (g) the commencement by the Transfer Obligor, Loan Originator, Trust or the Depositor of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Transfer Obligor, Loan Originator, Trust or the Depositor to the entry of an order for relief in an involuntary case under any such law, or the consent by the Trust to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Transfer Obligor, Loan Originator, Trust or the Depositor or for any substantial part of the Owner Trust Estate, or the making by the Trust or the Depositor of any general assignment for the benefit of creditors, or the failure by the Transfer Obligor, Loan Originator, Trust or the Depositor generally to pay its respective debts as such debts become due, or the taking of any action by the Transfer Obligor, Loan Originator, Trust or the Depositor in furtherance of any of the foregoing; or

                  (h) the Certificates shall be Outstanding on the day after the Final Put Date; or

                  (i) on any day after the Closing Date, the Value Shortfall is equal to or less than two percent of the Pool Principal Balance;

                  or

                  (j) on any day, the Market Value Agent shall have determined the aggregate Market Value of the Loans is less than 112% of the aggregate Class A Certificate Principal Balance;

                  The Trust shall deliver to the Owner Trustee, within five days after the occurrence thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Certificate Event of Default under clauses (d), (f) or (g) above, the status of such event and what action the Trust or the Depositor, as applicable, is taking or proposes to take with respect thereto.

                  Section 15.06. Acceleration of Maturity; Rescission and Annulment.

                  If an Certificate Event of Default should occur and be continuing, then and in every such case the Owner Trustee, at the direction or upon the prior written consent of the Majority Certificateholders, may declare all the Class A Certificates to be immediately due and distributable, by a notice in writing to the Trust (and to the Owner Trustee if given by Class A Certificateholders), and upon any such declaration the unpaid principal amount of such Class A Certificates, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and distributable.

                  At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for distribution of the moneys due has been obtained by the Owner Trustee as hereinafter in this Article XV provided, the Majority Certificateholders, by written notice to the Trust and the Owner Trustee, may rescind and annul such declaration and its consequences if:

                  (a) the Trust has paid or deposited with the Owner Trustee a sum sufficient to pay:

         1. all payments of principal of and/or interest on all Class A Certificates and all other amounts that would then be due hereunder or upon such Class A Certificates if the Certificate Event of Default giving rise to such acceleration had not occurred; and

         2. all sums paid or advanced by the Owner Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Owner Trustee and its agents and counsel; and

                  (b) all Certificate Events of Default, other than the nonpayment of the Class A Certificates that has become due solely by such acceleration, have been cured or waived as provided in Section 15.16 hereof. No such rescission shall affect any subsequent default or impair any right consequent thereto.

                  Section 15.07. Collection of Indebtedness and Suits for Enforcement by Owner Trustee.

                  (a) The Trust covenants that if (i) default is made in the distribution of any interest on any Class A Certificate when the same becomes due and distributable, and such default continues for a period of five days, or
(ii) default is made in the distribution of the principal of or any installment of the principal of any Class A Certificate when the same becomes due and distributable, the Trust will, upon demand of the Owner Trustee, pay to the Owner Trustee, for the benefit of the Class A Certificateholders, the whole amount then due and distributable on such Class A Certificates for principal and/or interest, with interest upon the overdue principal and, to the extent distribution at such rate of interest shall be legally enforceable, upon overdue installments of interest at the rate borne by the Class A Certificates and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Owner Trustee and its agents and counsel.

                  (b) In case the Trust shall fail forthwith to distribute such amounts upon such demand, the Owner Trustee shall at the direction of the Majority Certificateholders, subject to Section 15.10(c) institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Trust or other obligor upon such Class A Certificates and collect in the manner provided by law out of the property of the Trust or other obligor upon such Class A Certificates, wherever situated, the moneys adjudged or decreed to be distributable.

                  (c) If an Certificate Event of Default occurs and is continuing, the Owner Trustee shall at the direction of the Majority Certificateholders, as more particularly provided in Section 15.08 hereof, subject to Section 15.10(c) hereof, proceed to protect and enforce its rights and the rights of the Certificateholders by such appropriate Proceedings as the Owner Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Agreement or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Owner Trustee by this Agreement or by law.

                  (d) In case there shall be pending, relative to the Trust or any other obligor upon the Certificates or any Person having or claiming an ownership interest in the Owner Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Trust or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Trust or other obligor upon the Class A Certificates, or to the creditors or property of the Trust or such other obligor, the Owner Trustee, irrespective of whether the principal of any Class A Certificates shall then be due and distributable as therein expressed or by declaration or otherwise and irrespective of whether the Owner Trustee shall have made any demand pursuant to the provisions of this Section 15.07, shall be entitled and empowered by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal and/or interest owing and unpaid in respect of the Class A Certificates and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Owner Trustee (including any claim for reasonable compensation to the Owner Trustee, each predecessor Owner Trustee, and its agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Owner Trustee and each predecessor Owner Trustee, except as a result of negligence or bad faith) and of the Class A Certificateholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Class A Certificateholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Class A Certificateholders and the Owner Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Owner Trustee or the Class A Certificateholders allowed in any judicial proceedings relative to the Trust, its creditors and its property; and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Class A Certificateholders to make payments to the Owner Trustee and, in the event that the Owner Trustee shall consent to the making of payments directly to such Class A Certificateholders, to pay to the Owner Trustee such amounts as shall be sufficient to cover reasonable compensation to the Owner Trustee, each predecessor Owner Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made by the Owner Trustee and each predecessor Owner Trustee except as a result of negligence or bad faith.

                  (e) Nothing herein contained shall be deemed to authorize the Owner Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Class A Certificateholder any plan of reorganization, arrangement, adjustment or composition affecting the Class A Certificates or the rights of any Holder thereof or to authorize the Owner Trustee to vote in respect of the claim of any Class A Certificateholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

                  (f) All rights of action and of asserting claims under this Agreement, or under any of the Class A Certificates, may be enforced by the Owner Trustee without the possession of any of the Class A Certificates or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Owner Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Owner Trustee, each predecessor Owner Trustee and their respective agents, attorneys and counsel, shall be for the ratable benefit of the Class A Certificateholders.

                  (g) In any Proceedings brought by the Owner Trustee (and also any Proceedings involving the interpretation of any provision of this Agreement to which the Owner Trustee shall be a party), the Owner Trustee shall be held to represent all the Class A Certificateholders, and it shall not be necessary to make any Class A Certificateholder a party to any such Proceedings.

                  Section 15.08. Remedies; Priorities.

                  (a) If a Certificate Event of Default shall have occurred and be continuing, the Owner Trustee, at the direction of the Majority Certificateholders, shall do one or more of the following (subject to Section
15.09 hereof):

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
                  (i) institute Proceedings in its own name for the collection of all amounts then distributable on the Class A Certificates or under this Agreement with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust and any other obligor upon such Certificates moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Agreement with respect to the Owner Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Owner Trustee or the Class A Certificateholders; and

                  (iv) sell the Owner Trust Estate or any portion thereof or rights or interest therein in a commercially reasonable manner, at one or more public or private sales called and conducted in any manner permitted by law; provided, however, that the Owner Trustee may not sell or otherwise liquidate the Owner Trust Estate following an Event of Default, unless the Holders of 100% Percentage Interests of the Outstanding Class A Certificates consent thereto, (B) the proceeds of such sale or liquidation distributable to the Class A Certificateholders are sufficient to discharge in full all amounts then due and unpaid upon such Class A Certificates for principal and/or interest or (C) the Owner Trustee determines that the Owner Trust Estate will not continue to provide sufficient funds for the distribution of principal of and interest on the Class A Certificates as they mature if the early maturity of the Class A Certificates had not been declared, and the Owner Trustee obtains the consent of Holders of not less than 66-2/3% Percentage Interests of the Outstanding Class A Certificates. In determining such sufficiency or insufficiency with respect to clause (B) and (C) of this subsection (a)(iv), the Owner Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Owner Trust Estate for such purpose.

                  (b) If the Owner Trustee collects any money or property pursuant to this Article XV, it shall pay out the money or property in the following order:

                  FIRST: in the following order of priority: (a) to the Owner Trustee, an amount equal to all unreimbursed Owner Trustee Fees and indemnities and any other amounts payable to the Owner Trustee pursuant to the Basic Documents and to the Owner Trustee or Sale Agents, as applicable, all reasonable fees and expenses incurred by them and their agents and representatives in connection with the enforcement of the remedies provided for in this Article XV, (b) to the Custodian, an amount equal to all unpaid Custodian Fees and indemnities and any other amounts payable to the Custodian pursuant to the Basic Documents, (c) to the Servicer, but only if the Servicer is not FINOVA Capital Corporation or any Affiliate thereof, an amount equal to (i) all unreimbursed Servicing Compensation and (ii) all unreimbursed Nonrecoverable

         Servicing Advances, and (d) to the Servicer, in trust for the Owner Trustee, an amount equal to the Owner Trustee Fee and all unpaid Owner Trustee Fees from prior Distribution Dates;

                  SECOND: to distribute on a Distribution Date, the Hedge Funding Requirement to the appropriate Hedging Counterparties; provided, that only cash on or in respect of fixed rate or hybrid Loans (including cash Disposition Proceeds received therefrom) shall be distributed for such purpose and; provided, further, that amounts distributed pursuant to clause FIRST above shall be deemed paid from Loans bearing a fixed Loan Interest Rate, pro rata based on their aggregate Principal Balances relative to the Pool Principal Balance on such Distribution Date;

                  THIRD: to the Class A Certificateholders pro rata, all amounts in respect of interest due and owing under the Class A Certificates;

                  FOURTH: to the Class A Certificateholders pro rata, all amounts in respect of unpaid principal of the Class A Certificates;

                  FIFTH: to the appropriate Person, amounts in respect of Trust/Depositor Indemnities and Due Diligence Fees until such amounts are paid in full;

                  SIXTH: to the Servicer if the Servicer is the Loan Originator or an Affiliate thereof, an amount equal to any unreimbursed Servicing Compensation; and

                  SEVENTH: to the Owner Trustee, for any amounts to be distributed pro rata to the holders of the Class B Certificates pursuant to this Agreement.

                  The Owner Trustee may fix a record date and Distribution Date for any distribution to be made to the Certificateholders pursuant to this
Section 15.08. At least 15 days before such record date, the Owner Trustee shall mail to each Certificateholder and the Trust a notice that states the record date, the Distribution Date and the amount to be distributed.

                  Section 15.09. Reserved.

                  Section 15.10. Limitation of Suits. No Class A
Certificateholder shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Agreement or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (a) such Class A Certificateholder has previously given written notice to the Owner Trustee of a continuing Certificate Event of Default;

                  (b) the Class A Certificateholders evidencing not less than 25% Percentage Interests of the Outstanding Class A Certificates have made written request to the Owner Trustee to institute such Proceeding in respect of such Certificate Event of Default in its own name as Owner Trustee hereunder;

                  (c) such Class A Certificateholders have offered to the Owner Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

                  (d) the Owner Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceeding; and

                  (e) no direction inconsistent with such written request has been given to the Owner Trustee during such 30-day period by the Majority Certificateholders.

                  It is understood and intended that no one or more Certificateholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Agreement to affect, disturb or prejudice the rights of any other Certificateholders or to obtain or to seek to obtain priority or preference over any other Certificateholders or to enforce any right under this Agreement, except in the manner herein provided.

                  In the event the Owner Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Class A Certificateholders, neither of which evidences Percentage Interests of the Outstanding Class A Certificates greater than 50%, the Owner Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Agreement and shall have no obligation or liability to any such group of Certificateholders for such action or inaction.

                  Section 15.11. Unconditional Rights of Class A
Certificateholders to Receive Principal and/or Interest.

                  Notwithstanding any other provisions in this Agreement, any Class A Certificateholder shall have the right, which is absolute and unconditional, to receive distribution of the principal of and interest, if any, on such Class A Certificate on or after the applicable Expected Final Distribution Date thereof expressed in such Class A Certificate or in this Agreement (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Class A Certificateholder.

                  Section 15.12. Restoration of Rights and Remedies.

                  If the Owner Trustee or any Class A Certificateholder has instituted any Proceeding to enforce any right or remedy under this Agreement and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Owner Trustee or to such Class A Certificateholder, then and in every such case the Trust, the Owner Trustee and the Class A Certificateholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Class A Certificateholders shall continue as though no such Proceeding had been instituted.

                  Section 15.13. Rights and Remedies Cumulative.

                  No right or remedy herein conferred upon or reserved to the Owner Trustee or to the Certificateholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  Section 15.14. Delay or Omission Not a Waiver.

                  No delay or omission of Owner Trustee or any Certificateholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article XV or by law to the Owner Trustee or to the Certificateholders may be exercised from time to time, and as often as may be deemed expedient, by the Owner Trustee or by the Certificateholders, as the case may be.

                  Section 15.15. Control by Certificateholders.

                  The Majority Certificateholders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Owner Trustee with respect to the Certificates or exercising any trust or power conferred on the Owner Trustee; provided, however, that:

                  (a) such direction shall not be in conflict with any rule of law or with this Agreement;

                  (b) subject to the express terms of Section 15.08(a)(iv) hereof, any direction to the Owner Trustee to sell or liquidate the Owner Trust Estate shall be by Holders of Certificates representing Percentage Interests of the Outstanding Certificates of not less than 100%; and

                  (c) the Owner Trustee may take any other action deemed proper by the Owner Trustee that is not inconsistent with such direction.

                  In connection with any sale of the Owner Trust Estate, the Majority Certificateholders may, in their sole discretion appoint agents to effect the sale of the Collateral (such agents, "Sale Agents"), which Sale Agents may be Affiliates of any Certificateholder. The Sale Agents shall be entitled to reasonable compensation in connection with such activities from the proceeds of such sale.

                  Notwithstanding the rights of the Class A Certificateholders set forth in this Section 15.15, subject to Section 12.01 hereof, the Owner Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Class A Certificateholders not consenting to such action.

                  Section 15.16. Waiver of Past Defaults.

                  The Majority Certificateholders may waive any past Default or Event of Default and its consequences, except a Default (a) in the distribution of principal of or interest on any of the Class A Certificates or (b) in respect of a covenant or provision hereof that cannot be modified or amended without the consent of each Class A Certificateholder. In the case of any such waiver, the Trust, the Owner Trustee and Class A Certificateholders shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

                  Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Agreement; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

                  Section 15.17. Undertaking for Costs.

                  All parties to this Agreement agree, and each Certificateholder by such Certificateholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Owner Trustee for any action taken, suffered or omitted by it as Owner Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 15.17 shall not apply to (a) any suit instituted by the Owner Trustee,
(b) any suit instituted by any Class A Certificateholder, or group of Class A Certificateholders, in each case holding in the aggregate Percentage Interests of the Outstanding Class A Certificates of more than 10% or (c) any suit instituted by any Class A Certificateholder for the enforcement of the distribution of principal of or interest on any Class A Certificate on or after the respective due dates expressed in such Class A Certificate and in this Agreement (or, in the case of redemption, on or after the Redemption Date).

                  Section 15.18. Waiver of Stay or Extension Laws.

                  The Trust covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Agreement; and the Trust (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Owner Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                  Section 15.19. Action on Certificates.

                  The Owner Trustee's right to seek and recover judgment on the Class A Certificates or under this Agreement shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Agreement. Neither the lien of this Agreement nor any rights or remedies of the Owner Trustee or the Certificateholders shall be impaired by the recovery of any judgment by the Owner Trustee against the Trust or by the levy of any execution under such judgment upon any portion of the Owner Trust Estate. Any money or property collected by the Owner Trustee shall be applied in accordance with Section 15.08(b) hereof.


                                   ARTICLE XVI

                             TERMINATION; PUT OPTION

                  Section 16.01 Termination.

                  (a) This Agreement shall terminate upon either: (a) the later of (i) the distribution to the Class A Certificateholders of all amounts distributable in accordance with the provisions hereof or (ii) the disposition of all funds with respect to the last Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable, including, in both cases, without limitation, indemnification payments payable pursuant to any Basic Document to the Owner Trustee, the Trust and the Custodian, written notice of the occurrence of either of which shall be provided to the Owner Trustee by the Servicer; or (b) the mutual consent of the Servicer, the Depositor, the Loan Originator and all Certificateholders in writing and delivered to the Owner Trustee by the Servicer.

                  (b) This Agreement (other than Article XII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the termination of this Agreement; and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's) alive on the date hereof. The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (c) The Certificates shall be subject to an early redemption or termination at the option of the Majority Certificateholders in the manner and subject to the provisions of Section 16.02 of this Agreement.

                  (d) Except as provided in Sections 16.01 and 16.02, none of the Depositor, the Servicer nor any Certificateholder shall be entitled to revoke or terminate the Trust.

                  Section 16.02 Optional Termination.

                  (a) Class B Certificateholders evidencing a majority of the Percentage Interest (the "Class B Majority") may, at their option, effect an early termination of the Trust on any Distribution Date on or after the Clean-up Call Date. The Class B Majority shall effect such early termination by providing notice thereof to the Owner Trustee and by purchasing all of the Loans at a purchase price, payable in cash, equal to or greater than the Termination Price. The expense of any Independent appraiser required under this Section 16.02 shall be a nonreimbursable expense of the Class B Majority.

                  Any such early termination by the Class B Majority shall be accomplished by depositing into the Collection Account on the third Business Day prior to the Distribution Date on which the purchase is to occur the amount of the Termination Price to be distributed. The Termination Price and any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 7.01(c)(1) hereof) shall be distributed by the Owner Trustee pursuant to Section 7.01(c)(3) of this Agreement on the next succeeding Distribution Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the final Distribution Date shall belong to the purchaser thereof.

                  (b) Form of Redemption Notice. Notice of redemption under
Section 16.02 hereof shall be by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 10 days prior to the applicable Redemption Date to each Certificateholder, as of the close of business on the Record Date preceding the applicable Redemption Date, at such Certificateholder's address or facsimile number appearing in the Certificate Register.

                  All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) that on the Redemption Date Class A Certificateholders shall receive the Class A Certificate Redemption Amount; and

                  (iii) the place where such Class A Certificates are to be surrendered for distribution of the Termination Price (which shall be the office or agency of the Trust to be maintained as provided in
         Section 4.09(b) hereof).

                  Notice of redemption of the Class A Certificates shall be given by the Owner Trustee in the name of the Trust and at the expense of the Servicer. Failure to give to any Class A Certificateholder notice of redemption, or any defect therein, shall not impair or affect the validity of the redemption of any other Class A Certificate.

                  (c) Class A Certificates Mature on Redemption Date; Provision for Payment of Owner Trustee. The Class A Certificates to be redeemed shall, following notice of redemption as required by Section 16.02 hereof, on the Redemption Date shall mature in an amount equal to the Class A Certificate Redemption Amount and (unless the Trust shall default in the distribution of the Class A Certificate Redemption Amount) no interest shall accrue thereon for any period after the date to which accrued interest is calculated for purposes of calculating the Class A Certificate Redemption Amount. The Trust may not redeem the Class

A Certificates unless (i) all outstanding obligations under the Class A Certificates have been fulfilled and (ii) the Owner Trustee has been paid all amounts to which it is entitled hereunder.

                  Section 16.03 Notice of Termination; Cancellation of Certificate of Trust.

                  (a) Notice of termination of this Agreement or of early redemption and termination of the Trust shall be sent by the Owner Trustee to the Certificateholders in accordance with Section 16.02 of this Agreement.

                  (b) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

                  Section 16.04 Put Option.

                  (a) The Majority Certificateholders may, at their option, put the Class A Certificates to the Trust on any date upon giving notice in the manner set forth in Section 16.05. On the Put Date, the Trust shall purchase the Certificates in the manner specified in and subject to the provisions of Section 16.04(b).

                  (b) On the Business Day prior to the Distribution Date on which the exercise of the Put Option is to occur the Trust shall deposit the Class A Certificate Redemption Amount into the Collection Account and any amounts then on deposit in the Collection Account (other than any amounts withdrawable pursuant to Section 7.01(c)(1) hereof) shall be distributed by the Owner Trustee pursuant to Section 7.01(c)(3) of this Agreement on the next succeeding Distribution Date; and any amounts received with respect to the Loans and Foreclosure Properties subsequent to the final Distribution Date shall belong to the Trust.

                  Section 16.05 Form of Put Option Notice.

                  Notice of exercise of the Put Option under Section 16.04 hereof shall be given by the Majority Certificateholders by first-class mail, postage prepaid, or by facsimile mailed or transmitted not later than 15 days prior to the date on which the Class A Certificates shall be repurchased by the Trust (the "Final Put Date"). The Final Put Date may be extended with the consent of the Majority Certificateholders. All notices of exercise of the Put Option shall state the Final Put Date. The Put Date will be subject to mutual agreement between the Trust and the Majority Certificateholders, but in any case will not be later than the Final Put Date.

                  Section 16.06 Class A Certificates Mature on Put Date.

                  The Class A Certificates to be put to the Trust shall, following notice of the exercise of the Put Option as required by Section 16.05 hereof, on the Put Date shall mature in an amount equal to the Class A Certificate Redemption Amount and (unless the Trust shall default in the distribution of the Class A Certificate Redemption Amount) no interest shall accrue thereon for any period after the date to which accrued interest is calculated for purposes of calculating the Class A Certificate Redemption Amount.


                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

                  Section 17.01 Acts of Certificateholders.

                  Except as otherwise specifically provided herein, whenever action, consent or approval of the Certificateholders is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders if the Majority Certificateholders agree to take such action or give such consent or approval.

                  Section 17.02 Amendment.

                  (a) This Agreement may be amended from time to time by the Depositor, the Servicer, the Loan Originator, the Owner Trustee and the Trust by written agreement with notice thereof to the Certificateholders, without the consent of any of the Certificateholders, to cure any error or ambiguity, to correct or supplement any provisions hereof which may be defective or inconsistent with any other provisions hereof or to add any other provisions with respect to matters or questions arising under this Agreement; provided, however, that such action will not adversely affect in any material respect the interests of the Certificateholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of the Certificateholders if an Opinion of Counsel is obtained to such effect.

                  (b) This Agreement may also be amended from time to time by the Depositor, the Servicer, the Loan Originator, the Owner Trustee and the Trust by written agreement, with the prior written consent of the Majority Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, collections of payments on Loans or distributions which are required to be made on any Certificate, without the consent of the holders of 100% of the Certificates, (ii) adversely affect in any material respect the interests of any of the holders of the Certificates in any manner other than as described in clause (i), without the consent of the holders of 100% of the Certificates, or (iii) reduce the percentage of the Certificates, the consent of which is required for any such amendment, without the consent of the holders of 100% of the Certificates.

                  (c) It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

                  Prior to the execution of any amendment to this Agreement, the Trust and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trust and the Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trust's own rights, duties or immunities of the Trust or the Owner Trustee, as the case may be, under this Agreement.

                  Section 17.03 Recordation of Agreement.

                  To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the Mortgaged Property is situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Majority Certificateholders but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Loans.

                  Section 17.04 Duration of Agreement.

                  This Agreement shall continue in existence and effect until terminated as herein provided.

                  Section 17.05 Governing Law.

                  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

                  Section 17.06 Notices.

                  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered personally, mailed by overnight mail, certified mail or registered mail, postage prepaid, or
(ii) transmitted by telecopy, upon telephone confirmation of receipt thereof (with a copy delivered by overnight courier), as follows: (I) in the case of the Depositor, to FINOVA Realty Capital Warehouse Funding, L.P., c/o FINOVA Realty Capital Funding Inc., 1850 N. Central Ave., Phoenix, AZ 85004, Attention:
Frederick C. Bauman, telecopy number: (602) 207-5036, telephone number: (602) 207-6904 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Depositor; (II) in the case of the Trust, to FINOVA Commercial Mortgage Loan Owner Trust 1998-1, c/o Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention:
Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number: (302) 651-1000 or such other address or telecopy or telephone numbers as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Depositor; (III) in the case of the Loan Originator, to FINOVA Capital Corporation, 1850 N. Central Ave., Phoenix, AZ 85004, Attention:
Frederick C. Bauman, telecopy number: (602) 207-5036, telephone number: (602) 207-6904 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Loan Originator or Servicer, (IV) in the case of the Owner Trustee, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number: (302) 651-1000 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Owner Trustee
(V) in the case of the Transfer Obligor, to FINOVA Capital Corporation, 1850 N. Central Ave., Phoenix, AZ 85004, Attention: Frederick C. Bauman, telecopy number: (602) 207-5036, telephone number: (602) 207-6904 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Transfer Obligor (VI) in the case of the Servicer, to FINOVA Capital Corporation, 1850 N. Central Ave., Phoenix, AZ 85004, Attention: Frederick C. Bauman, telecopy number: (602) 207-5036, telephone number: (602) 207-6904 or such other addresses or telecopy or telephone numbers as may hereafter be furnished to the Certificateholders and the other parties hereto in writing by the Servicer; and
(VII) in the case of the Certificateholders, as set forth in the Certificate Register. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice or telephone confirmation thereof by such party, except; provided, that notices to the Certificateholders shall be effective upon mailing or personal delivery.

                  Section 17.07 Severability of Provisions.

                  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

                  Section 17.08 No Legal Title to Owner Trust Estate in Certificateholders.

                  The Certificateholders shall not have legal title to any part of the Owner Trust Estate. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with the terms of this Agreement. No transfer, by operation of law or otherwise, of any right, title, or interest of the Certificateholders to and in their ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

                  Section 17.09 Counterparts.

                  This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.

                  Section 17.10 Successors and Assigns.

                  This Agreement shall inure to the benefit of and be binding upon the Servicer, the Loan Originator, the Depositor, the Owner Trustee, the Trust and the Certificateholders and their respective successors and permitted assigns.

                  Section 17.11 Headings.

                  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

                  Section 17.12 Actions of Certificateholders.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Depositor, the Servicer or the Trust. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Depositor, the Servicer and the Trust if made in the manner provided in this
Section 17.12.

                  (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Depositor, the Servicer or the Trust deems sufficient.

                  (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Depositor, the Servicer or the Trust in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (d) The Depositor, the Servicer or the Trust may require additional proof of any matter referred to in this Section 17.12 as it shall deem necessary.

                  Section 17.13 Non-Petition Agreement.

                  Notwithstanding any prior termination of any Basic Document, the Loan Originator, the Servicer, the Depositor and the Owner Trustee each severally and not jointly covenants that it shall not, prior to the date which is one year and one day after the distribution in full of the all of the Class A Certificates, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Trust or the Depositor to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Trust or Depositor under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or Depositor or any substantial part of their respective property or ordering the winding up or liquidation of the affairs of the Trust or the Depositor.

                  Section 17.14 Holders of the Certificates.

                  (a) Any sums to be distributed or otherwise distributed hereunder or under this Agreement to the holders of the Certificates shall be distributed to such holders pro rata based on their Percentage Interests;

                  (b) Where any act or event hereunder is expressed to be subject to the consent or approval of the holders of the Certificates, such consent or approval shall be capable of being given by the holder or holders evidencing in the aggregate not less than 51% of the Percentage Interests.

                  Section 17.15 Due Diligence Fees, Due Diligence.

                  (a) The Trust agrees to pay the Initial Class A Certificateholder in accordance with Section 7.01(c)(3)(vi) all of the reasonable out-of-pocket costs and expenses incurred in connection with the administration of the transactions contemplated by the Basic Documents including without limitation all the due diligence, inspection, testing and review costs and expenses incurred by the Initial Class A Certificateholder with respect to Loans conveyed under this Agreement, including, but not limited to, those costs and expenses incurred by the Initial Class A Certificateholder pursuant to
Section 17.15 hereof (the "Due Diligence Fees"), provided that unless a Trigger Event (as defined below) shall have occurred with respect to the applicable Loans, such Due Diligence Fees shall be limited to $25,000 per annum with respect to all Loans other than the Loans listed in clause (1) above.

                  (b) For purposes of this Section, a "Trigger Event" shall mean
(A) with respect to all Loans, either (i) an Event of Default, or (ii) greater than 10% of the Loans (measured by number of Loans) reviewed pursuant to this Section during any period of time materially and adversely fail to conform to Loan Originator's Underwriting Guidelines.

                  (c) Each of the Servicer, Loan Originator and Trust acknowledge that the Initial Class A Certificateholder has the right to perform continuing due diligence reviews with respect to the Loans, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Servicer, Loan Originator and the Trust agree that upon reasonable (but no less than one (1) Business Day's) prior notice to the Servicer, the Loan Originator and the Trust, the Initial Class A Certificateholder or its authorized representatives will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Custodial Loan Files and any and all documents, records, agreements, instruments or information relating to such Loans in the possession or under the control of the Servicer, the Loan Originator and the Trust and/or the Custodian including without limitation, copies of all internal credit analysis and professional reports. The Servicer, the Loan Originator and the Trust also shall make available to the Initial Class A Certificateholder a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Custodial Loan Files and the Loans. Without limiting the generality of the foregoing, the Servicer, Loan Originator and the Trust acknowledge that the Initial Class A Certificateholder may purchase the Class A Certificates based solely upon the information provided by each of the Servicer, Loan Originator and the Trust to the Initial Class A Certificateholder in the Servicer's Loan Files and the representations, warranties and covenants contained herein, and that the Initial Class A Certificateholder, at its option, has the right at any time to conduct a partial or complete due diligence review on some or all of the Loans securing such purchase, including without limitation ordering new credit reports and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Loan. The Initial Class A Certificateholder may underwrite such Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Servicer, the Loan Originator and the Trust agree to cooperate with the Initial Class A Certificateholder and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Initial Class A Certificateholder and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Loans in the possession or under the control, of the Servicer, the Loan Originator and the Trust.

                  IN WITNESS WHEREOF, the Trust, the Depositor, the Servicer, the Loan Originator, the Transfer Obligor and the Owner Trustee have caused their names to be signed by their respective officers thereunto duly authorized, as of the day and year first above written, to this TRUST AND SERVICING AGREEMENT.

                           FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1,

                                 By: Wilmington Trust Company,
                                      not in its individual capacity
                                      but solely as Owner Trustee


                                By:              /s/ James P. Lawler
                                    ------------------------------------------
                                    Name:   James P. Lawler
                                    Title:  Vice President

                           FINOVA REALTY CAPITAL WAREHOUSE FUNDING, L.P.,
                             as Depositor

                                By: FINOVA Warehouse Funding Inc.,
                                    as General Partner


                                By:                /s/ Melissa Huckins
                                    ------------------------------------------
                                    Name:   Melissa Huckins
                                    Title:  Vice President - Assistant Treasurer

                                FINOVA CAPITAL CORPORATION,
                                  as Loan Originator


                                By:              /s/ Meilee Smythe
                                    ------------------------------------------
                                    Name:   Meilee Smythe
                                    Title:  Senior Vice President - Treasurer

                                FINOVA CAPITAL CORPORATION,
                                  as Transfer Obligor


                                By:           /s/  Meilee Smythe
                                    ------------------------------------------
                                      Name:   Meilee Smythe
                                      Title:  Senior Vice President - Treasurer

                                FINOVA CAPITAL CORPORATION,
                                  as Servicer


                                By:          /s/  Bruno A. Marzowski
                                    ------------------------------------------
                                      Name:   Bruno A. Marzowski
                                      Title:  Senior Vice President - Controller
                                              & Chief Financial Officer

                                WILMINGTON TRUST COMPANY,
                                  as Owner Trustee


                                By:         /s/ James P. Lawler
                                    ------------------------------------------
                                      Name:   James P. Lawler
                                      Title:  Vice President

                                FINOVA WAREHOUSE FUNDING INC.,
                                as to Sections 4.01(p) to 4.01(u)


                                By:         /s/ Virginia Nelson
                                    ------------------------------------------
                                      Name:   Virginia Nelson
                                      Title:  Vice President - Cash Management &
                                      Treasury Operations

 THE STATE OF  New York        )
              ---------------- )
COUNTY OF    New York          )
          -------------------

                  BEFORE ME, the undersigned authority, a Notary Public, on this 24th day of September 1998 personally appeared James Lawler, known to me to be a person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said Wilmington Trust Company, not in its individual capacity but in its capacity as Responsible Officer of FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1 as Trust, and that he executed the same as the act of such corporation for the purpose and consideration therein expressed, and in the capacity therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF WILMINGTON TRUST COMPANY this the 24th day of September, 1998.

                                               /s/ Patricia A. Keogh
                                               Notary Public, State of New York

THE STATE OF Arizona      )
                          )
COUNTY OF Maricopa        )

                  BEFORE ME, the undersigned authority, a Notary Public, on this 29th day of September 1998 personally appeared Melissa Huckins, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINOVA Warehouse Funding Inc., the general partner of the Depositor, FINOVA Realty Capital Warehouse Funding, L.P., and that she executed the same as the act of such corporate for the purpose and consideration therein expressed, and in the capacity therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF this the 29th day of September, 1998.

                                            /s/Gail B. McCollum
                                            Notary Public, State of Arizona

THE STATE OF Arizona         )
                             )
COUNTY OF Maricopa           )

                  BEFORE ME, the undersigned authority, a Notary Public, on this 29th day of September 1998 personally appeared Meilee Smythe, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINOVA CAPITAL CORPORATION as the Transfer Obligor, and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF this the 29th day of September, 1998.

                                             /s/Gail B. McCollum
                                             Notary Public, State of Arizona

THE STATE OF Arizona          )
                              )
COUNTY OF Maricopa            )

                  BEFORE ME, the undersigned authority, a Notary Public, on this 29th day of September 1998 personally appeared Virginia Nelson, known to me to be the person and officer whose name is subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FINOVA WAREHOUSE FUNDING INC., and that she executed the same as the act of such entity for the purposes and consideration therein expressed, and in the capacity therein stated.

                  GIVEN UNDER MY HAND AND SEAL OF this the 29th day of September, 1998.

                                                /s/ Gail B. McCollum
                                                Notary Public, State of Arizona

                                    EXHIBIT D

                                   [Reserved]

                                   EXHIBIT E-1
                      TO THE TRUST AND SERVICING AGREEMENT

                           FORM OF CLASS A CERTIFICATE

                                    EXHIBIT F
                      TO THE TRUST AND SERVICING AGREEMENT

                            CERTIFICATE OF TRUST OF
               FINOVA COMMERCIAL MORTGAGE LOAN OWNER TRUST 1998-1

         THIS Certificate of Trust of FINOVA Commercial Mortgage Loan Owner Trust 1998-1 (the "Trust"), dated September __, 1998, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, Section 3801 et seq.).

         1. Name. The name of the business trust formed hereby is FINOVA Commercial Mortgage Loan Owner Trust 1998-1.

         2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware, Attention: Corporate Trust Administration, telecopy number: (302) 651-8882, telephone number: (302) 651-1000.

                                      * * *

         IN WITNESS WHEREOF, the undersigned, being the owner trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                        WILMINGTON TRUST COMPANY,
                                              not in its individual capacity but
                                              solely as owner trustee under a
                                              Trust and Servicing Agreement
                                              dated as of September 1, 1998

                                        By:    ________________________________
                                               Name:
                                               Title:

                                    EXHIBIT G
                      TO THE TRUST AND SERVICING AGREEMENT

                                BAILEE AGREEMENT
                               September ___, 1998

[NAME OF BAILEE]
[ADDRESS OF BAILEE]
Attention: ______________________

         Re: Bailee Agreement (the "Bailee Agreement") in connection with the sale of certain Loans by FINOVA Capital Corporation (the "Loan Originator") and FINOVA Realty Capital Warehouse Funding, L.P. (the "Depositor") to FINOVA Commercial Mortgage Loan Owner Trust 1998-1 (the "Trust").

Gentlemen and Mesdames:

         In consideration of the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Loan Originator, Morgan Stanley Securitization Funding Inc. (the "Initial Class A Certificateholder") and ________________________ (the "Bailee") hereby agree as follows:

          1. The Loan Originator shall deliver to the Bailee in connection with any Loans delivered to the Bailee hereunder an Identification Certificate in the form of Attachment A attached hereto to which shall be attached a Loan Schedule identifying which Loans are being delivered to the Bailee hereunder. Such Loan Schedule shall contain the following fields of information: (i) the Loan identifying number, (ii) the Borrower's name, (iii) the street address, city, county, state and zip code of the related Mortgaged Property, (iv) the Transfer Cutoff Date Principal Balance, (v) the Loan Interest Rate as of the Transfer Cutoff Date, (vi) if such Loan is an Adjustable Rate Loan, the Index thereof, the Gross Margin thereof, the Loan Interest Rate of the Loan, the Loan Interest Rate Cap, the loan interest floor, if any, and the Interest Rate Adjustment Date of the Loan, (vii) if such Loan is an Adjustable Rate Loan converting to a fixed rate Loan, or vice versa, the conversion date thereof, (viii) whether the Loan is a Commercial Loan or a Multifamily Loan, (ix) the origination date of the Loan, (x) the maturity date of the Loan, (xi) the amount of the Monthly Payment,
(xii) the current Loan Interest Rate, (xiii) a flag indicating a balloon payment, (xiv) the Appraised Value, (xv) the LTV, (xvi) whether a "lockout" period exists, and if so, the duration thereof, and (xvii) the property type, i.e. office or retail.

         2. On or prior to the date indicated on the Identification Certificate delivered by the Loan Originator (the "Transfer Date"), the Loan Originator shall have caused to be delivered to the Bailee, as bailee for hire, the following original documents (collectively, the "Custodial Loan File") for each loan (the "Loans") listed in Exhibit 1 attached hereto (the "Loan Schedule"):

         (a) The original Promissory Note bearing all intervening endorsements, endorsed "Pay to the order of _________ without recourse" and signed in the name of the last endorsee (the "Last Endorsee") by an authorized Person (in the event that the Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Loan was acquired or originated by the Last Endorsee while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").

         (b) The original of any guarantee executed in connection with the Promissory Note (if any).

         (c) The original Mortgage with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Loan Originator certifying that such represents a true and correct copy of the original and that such original has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (d) The originals of all assumption, modification, consolidation or extension agreements with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Loan Originator certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.


         (e) The original Assignment of Mortgage in blank for each Loan, in form and substance acceptable for recording and signed in the name of the Last Endorsee (in the event that the Loan was acquired by the Last Endorsee in a merger, the signature must be in the following form: "[Last Endorsee], successor by merger to [name of predecessor]"; in the event that the Loan was acquired or originated while doing business under another name, the signature must be in the following form: "[Last Endorsee], formerly known as [previous name]").


         (f) The originals of all intervening assignments of mortgage with evidence of recording thereon, or copies thereof together with an Officer's Certificate of the Loan Originator certifying that such represent true and correct copies of the originals and that such originals have each been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.


         (g) The original attorney's opinion of title and abstract of title or the original mortgagee title insurance policy, or if the original mortgagee title insurance policy has not been issued, the irrevocable commitment to issue the same.

         (h) The original of any security agreement, chattel mortgage or equivalent document executed in connection with the Loan.

         (i) The original assignment of leases and rents, if any, with evidence of recording thereon, or a copy thereof together with an Officer's Certificate of the Loan Originator certifying that such copy represents a true and correct copy of the original that has been submitted for recordation in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located.

         (j) The original assignment of assignment of leases and rents, if any, from the Loan Originator in blank, in form and substance acceptable for recording.

         (k) A copy of the UCC-1 Financing Statements, certified as true and correct by the Loan Originator, and all necessary UCC-3 Continuation Statements with evidence of filing thereon or copies thereof certified by the Loan Originator to have been sent for filing, and UCC-3 Assignments executed by the Loan Originator in blank, which UCC-3 Assignments shall be in form and substance acceptable for filing.

         (l)      An environmental indemnity agreement (if any).

         (m)      An omnibus assignment in blank (if any).

         (n) A disbursement letter from the Borrower to the original mortgagee (if any).


         (o)      Borrower's certificate or title affidavit (if any).

         (p)      A survey of the Mortgaged Property (if any).

         (q)      A copy of the Borrower's opinion of counsel (if any).

         3. The Bailee shall issue and deliver to the Owner Trustee and the Custodian prior to 10:00 a.m. New York City time on the Transfer Date by facsimile (a) in the name of the Owner Trustee, an initial trust receipt and certification in the form of Attachment B attached hereto (the "Trust Receipt") which Trust Receipt shall state that the Bailee has received the documents comprising each Custodial Loan File as listed in Paragraph 2 hereof for each Loan listed on the Loan Schedule except for such documents listed on the Loan Schedule and Exception report attached thereto and (b) a copy of the executed documents listed in Paragraph 2(a), and (e).

         For purposes of this Bailee Agreement:

         (a) the "Loan Schedule and Exception Report" shall mean a list of Loans delivered by the Bailee to the Initial Class A Certificateholder and the Owner Trustee on the Transfer Date, reflecting the Loans held by the Bailee for the benefit of the Owner Trustee, which includes codes indicating any Exceptions with respect to each Loan listed thereon. Each Loan Schedule and Exception Report shall set forth (a) the Loans being conveyed to the Owner Trustee on the Transfer Date as well as the Loans previously conveyed to the Owner Trustee (if any) and held by the Bailee under this Bailee Agreement, and (b) all Exceptions with respect thereto, with any updates thereto from the time last delivered; and

         (b) an "Exception" shall mean, with respect to any Loan, any of the following: (i). the variances from the requirements of Section 2 hereof with respect to the Custodial Loan Files (giving effect to the Loan Originator's right to deliver certified copies in lieu of original documents in certain circumstances), and (ii) any Loan with respect to which the Bailee receives written notice or has actual knowledge of a lien or security interest in favor of a person other than the Owner Trustee with respect to such Loan.

         4. On the applicable Transfer Date, in the event that the Initial Class A Certificateholder fails to Purchase Class A Certificates secured by the Loans identified in the related Identification Certificate, the Initial Class A Certificateholder shall deliver by facsimile to the Bailee at ( ) ____-______ to the attention of ______________ an authorization (the "Facsimile Authorization") to release the Custodial Loan Files with respect to the Loans identified therein to the Loan Originator. Upon receipt of such Facsimile Authorization, the Bailee shall release the Custodial Loan Files to the Loan Originator in accordance with the Loan Originator's instructions.

         5. Following the Transfer Date, the Bailee shall forward the Custodial Loan Files to (i) LaSalle National Bank, 135 South LaSalle Street, Suite 1625, Chicago, Illinois 60674-4107 Attention: FINOVA Commercial Mortgage Loan Owner Trust 1998-1 c/o Mark Henrikson (the "Custodian") by insured overnight courier for receipt by the Custodian or (ii) the Loan Originator at the direction of the Initial Class A Certificateholder with respect to Loans for which the Bailee received a Facsimile Authorization, in each case no later than three (3) Business Days following the applicable Transfer Date (the "Delivery Date").

         6. From and after the applicable Transfer Date until the time of receipt of the Facsimile Authorization, the Bailee (a) shall maintain continuous custody and control of the related Custodial Loan Files as bailee for the Owner Trustee unless the same are delivered to the Custodian in accordance with paragraph 5, and (b) is holding the related Loans as sole and exclusive bailee for the Owner Trustee unless and until otherwise instructed in writing by the Owner Trustee.

         7. The Loan Originator agrees to indemnify and hold the Bailee and its directors, officers, agents and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of this Bailee Agreement or any action taken or not taken by it or them hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Bailee because of the breach by the Bailee of its obligations hereunder, which breach was caused by negligence, lack of good faith or willful misconduct on the part of the Bailee or any of its directors, officers, agents or employees. The foregoing indemnification shall survive any resignation or removal of the Bailee or the termination or assignment of this Bailee Agreement.

         8. (a) In the event that the Bailee fails to deliver a Promissory Note, Assignment of Mortgage or any other document related to a Loan that was in its possession (a "Custodial Delivery Failure"), and provided that the Bailee previously delivered to the Owner Trustee a Trust Receipt which did not list such document as an Exception on the Transfer Date; the Bailee shall indemnify the Owner Trustee or Loan Originator in accordance with the succeeding paragraph of this Section 8.

            (b) The Bailee agrees to indemnify and hold the Owner Trustee and Loan Originator, and their respective affiliates and designees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonable attorney's fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of a Custodial Delivery Failure or the Bailee's negligence, lack of good faith or willful misconduct. The foregoing indemnification shall survive any termination or assignment of this Bailee Agreement.

         9. The Bailee hereby represents, warrants and covenants that the Bailee is not an affiliate of or otherwise controlled by the Loan Originator or its Affiliates.

         10. The agreement set forth in this Bailee Agreement letter may not be modified, amended or altered, except by written instrument, executed by all of the parties hereto.

         11. This Bailee Agreement may not be assigned by the Loan Originator or the Bailee without the prior written consent of the Initial Class A Certificateholder.

         12. For the purpose of facilitating the execution of this Bailee Agreement letter as herein provided and for other purposes, this Bailee Agreement letter may be executed in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

         13. Capitalized words used and not otherwise defined herein have the meanings assigned to them in the Trust and Servicing Agreement.

         14. THIS BAILEE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                          FINOVA CAPITAL CORPORATION,
                                          Loan Originator

                                          By: ________________________________
                                             Name:
                                             Title:


                                          MORGAN STANLEY SECURITIZATION FUNDING
                                          INC.,
                                          Initial Class A Certificateholder

                                          By: ________________________________
                                             Name:
                                             Title:

                                          [NAME OF BAILEE],
                                          Bailee

                                          By: _____________________________
                                          Name:
                                          Title:

                                  Attachment A

                           IDENTIFICATION CERTIFICATE

         On this _____ day of ____ __, 1998, FINOVA Capital Corporation
(the "Loan Originator"), under that certain Bailee Agreement, dated as of ____ __, 1998 (the "Bailee Agreement"), among the Loan Originator, ________________ (the "Bailee"), and Morgan Stanley Securitization Funding Inc., does hereby instruct the Bailee to hold, in its capacity as Bailee, the Custodial Loan Files with respect to the Loans listed on Exhibit 1 hereto, which Loans shall be subject to the terms of the Bailee Agreement as of the date hereof. The Transfer Date relating to the Custodial Loan File is___________.

         Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Bailee Agreement.

         IN WITNESS WHEREOF, the Loan Originator has caused this Identification Certificate to be executed and delivered by its duly authorized officer as of the day and year first above written.

                                        FINOVA CAPITAL CORPORATION

                                        By:  ___________________________
                                             Name:
                                             Title:

                                                       Exhibit 1 to Attachment A

                                 [Loan Schedule]

                                  Attachment B

                        TRUST RECEIPT AND CERTIFICATION

                                                                   ____ __, 1998

LaSalle National Bank, as Custodian
135 South LaSalle Street, Suite 1625
Chicago, Illinois 60674-4107
Attention:  FINOVA Commercial Mortgage
Loan Owner Trust 1998-1
c/o Mark Henrikson

         Re: Bailee Letter, dated as of ______, 1998 (the "Bailee Agreement") among FINOVA Capital Corporation, Morgan Stanley Securitization Funding Inc., and ________________________ (the "Bailee")

Gentlemen and Mesdames:

         In accordance with the provisions of Paragraph 3 of the above-referenced Bailee Agreement, the undersigned, as the Bailee, hereby certifies that as to each loan described in the loan schedule (Exhibit 1), a copy of which is attached hereto, it has reviewed the Custodial Loan File and has determined that (subject to the exceptions listed in the Loan Schedule and Exception Report attached hereto) (i) all documents listed in Paragraph 2 of the Bailee Agreement are in its possession and (ii) such documents have been reviewed by it and appear regular on their face and relate to such loan, and
(iii) based on its examination, the foregoing documents on their face satisfy the requirements set forth in Paragraph 2 of the Bailee Agreement.

         The Bailee hereby confirms that it is holding each such Custodial Loan File as agent and bailee for the exclusive use and benefit of the Owner Trustee pursuant to the terms of the Bailee Agreement.

         All initially capitalized terms used herein shall have the meanings ascribed to them in the above-referenced Bailee Agreement.


                                       ________________________________________
                                       BAILEE

                                       By: ____________________________________
                                           Name:
                                           Title:

\                                   EXHIBIT H-1

                      TO THE TRUST AND SERVICING AGREEMENT

                     FORM OF RULE 144A TRANSFER CERTIFICATE

         Re: FINOVA Commercial Mortgage Loan Asset-Backed Owner Trust 1998-1 Commercial Mortgage Loan Asset-Backed Certificates Series

         Reference is hereby made to the Trust and Servicing Agreement dated as of September 1, 1998 (the "Trust and Servicing Agreement") among FINOVA Commercial Mortgage Loan Owner Trust 1998-1 (the "Trust") FINOVA Capital Corporation as Loan Originator, FINOVA Capital Corporation, as Transfer Obligor, FINOVA Capital Corporation, as Servicer and Wilmington Trust Company (the "Owner Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Trust and Servicing Agreement.

         The undersigned (the "Transferor") has requested a transfer of $_________ current principal balance Certificates to [insert name of transferee].

         In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that:

                  (a) Such Certificates are being transferred in accordance with
(i) the transfer restrictions set forth in the Trust and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act of 1933, as amended to a purchaser that the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A purchasing for its own account or for the account of a "qualified institutional buyer," which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.


                  (b) We have neither acquired nor will we transfer any Certificate we purchase (or any interest therein) or cause any such Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

                  (c) We either (i) are not, and will not become, a partnership, Subchapter S corporation, or grantor trust for U.S. federal income tax purposes or (ii) are such an entity, but none of the direct or indirect beneficial owners of any of the interests in us have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Trust may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to our ownership of Certificates.


                                     H-1-1

                  (d) We understand that the opinion of counsel that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs
         (c) and (d).

                  (e) We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (A)(i) or (ii) whose ownership of the Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificates by any person (other than withholding, if any, under Section 1446 of the Code) or (B) an estate the income of which is subject to United States federal income tax, regardless of source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more persons described in this paragraph have the authority to control all substantial decisions of such trust. We agree that we will provide a certification of non-foreign status signed under penalties of perjury and, alternatively, that if we are a person described in clause (A)(iii) above, we will furnish to the Trust a properly executed IRS Form 4224 and a new Form IRS 4224 upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Trust).

                  (f) We understand that any purported transfer of any Certificate (or any interest therein) in contravention of the restrictions and conditions above will be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer will not be recognized by the Trust or any other person as a Certificateholder for any purpose.

                  (g) We agree that if we determine to transfer any of the Certificates we will cause our proposed transferee to provide the Trust and the Certificate Registrar a letter substantially in the form of this Exhibit H-1 or Exhibit H-2 to the Trust and Servicing Agreement, as applicable or such other written statement as the Trust shall prescribe.

         This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor.

                                         ______________________________________
                                         [Name of Transferor]


                                          By:  _________________________________
                                                Name:
                                                Title:
Dated: ________________, _______


                                      H-1-2

                                   EXHIBIT H-2
                      TO THE TRUST AND SERVICING AGREEMENT
                         FORM OF PURCHASER'S LETTER FOR
                        INSTITUTIONAL ACCREDITED INVESTOR

                                                                          [Date]
Dear Sirs:

In connection with our proposed purchase of $_________________ Class A Certificate Principal Balance Commercial Mortgage Loan Asset-Backed Certificates, Series _________ (the "Offered Certificates") issued by FINOVA Commercial Mortgage Loan Owner Trust 1998-1 (the "Trust"), we confirm that:

(1) We understand that the Offered Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the "1933 Act") or any state securities laws, and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Offered Certificates we will do so only (A) pursuant to a registration statement which has been declared effective under the 1933 Act, (B) for so long as the Offered Certificates are eligible for resale pursuant to Rule 144A under the 1933 Act, to a Person we reasonably believe is a "qualified institutional buyer" as defined in Rule 144A that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the transfer is being made in reliance on Rule 144A, (C) to an institutional "accredited investor" within the meaning of subparagraph
         (a)(1), (2), (3) or (7) of Rule 501 under the 1933 Act (an
         "Institutional Accredited Investor") that is acquiring the Offered Certificates for its own account, or for the account of such an Institutional Accredited Investor, for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act, in each case in compliance with the requirements of the Trust and Servicing Agreement dated as of September 1, 1998 among FINOVA Commercial Mortgage Loan Owner Trust 1998-1, FINOVA Capital Corporation, as Loan Originator, FINOVA Capital Corporation, as Transfer Obligor, FINOVA Capital Corporation, as Servicer, FINOVA Realty Capital Warehouse Funding, L.P., as Depositor and Wilmington Trust Company, as Owner Trustee, and applicable state securities laws; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Offered Certificates from us a notice advising such purchaser that resales of the Offered Certificates are restricted as stated herein.

(2) We understand that, in connection with any proposed resale of any Offered Certificates to an Institutional Accredited Investor, we will be required to furnish to the Owner Trustee and the Depositor a certification from such transferee as provided in Section 6.13 of the Trust and Servicing Agreement to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the


                                     H-2-1
         registration requirements of the 1933 Act and applicable state securities laws. We further understand that the Offered Certificates purchased by us will bear a legend to the foregoing effect.

(3) We are acquiring the Offered Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the 1933 Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Offered Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4) We are an Institutional Accredited Investor and we are acquiring the Offered Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5) We have received such information as we deem necessary in order to make our investment decision.

                  (a) We have neither acquired nor will we transfer any Certificate we purchase (or any interest therein) or cause any such Certificates (or any interest therein) to be marketed on or through an "established securities market" within the meaning of section 7704(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), including, without limitation, an over-the-counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations.

                  (b) We either (i) are not, and will not become, a partnership, Subchapter S corporation, or grantor trust for U.S. federal income tax purposes or (ii) are such an entity, but none of the direct or indirect beneficial owners of any of the interests in us have allowed or caused, or will allow or cause, 50% or more (or such other percentage as the Trust may establish prior to the time of such proposed transfer) of the value of such interests to be attributable to our ownership of Certificates.

                  (c) We understand that the opinion of counsel that the Trust is not a publicly traded partnership taxable as a corporation is dependent in part on the accuracy of the representations in paragraphs
         (c) and (d).

                  (d) We are a person who is either (A)(i) a citizen or resident of the United States, (ii) a corporation, partnership, or other entity organized in or under the laws of the United States or any political subdivision thereof or (iii) a person not described in (A)(i) or (ii) whose ownership of the Certificates is effectively connected with such person's conduct of a trade or business within the United States (within the meaning of the Code) and its ownership of any interest in a Certificate will not result in any withholding obligation with respect to any payments with respect to the Certificates by any person (other than withholding, if any, under Section 1446 of the Code) or (B) an estate the income of which is subject to United States federal income tax, regardless of


                                     H-2-2
         source or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust and one or more persons described in this paragraph have the authority to control all substantial decisions of such trust. We agree that we will provide a certification of non-foreign status signed under penalties of perjury and, alternatively, that if we are a person described in clause
         (A)(iii) above, we will furnish to the Trust a properly executed IRS Form 4224 and a new Form IRS 4224 upon the expiration or obsolescence of any previously delivered form (and such other certifications, representations or opinions of counsel as may be requested by the Trust).

         (e) We understand that any purported transfer of any Certificate (or any interest therein) in contravention of the restrictions and conditions above will be null and void (each, a "Void Transfer"), and the purported transferee in a Void Transfer will not be recognized by the Trust or any other person as a Certificateholder for any purpose.

         (f) We agree that if we determine to transfer any of the Certificates we will cause our proposed transferee to provide the Trust and the Certificate Registrar a letter substantially in the form of this Exhibit H-1 or Exhibit H-2 to the Trust and Servicing Agreement, as applicable or such other written statement as the Trust shall prescribe.

         Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Trust and Servicing Agreement.


         You and the Depositor are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                        Very truly yours,

                                        -------------------------------------
                                        [Purchaser]


                                        By: ---------------------------------
                                             Name:
                                             Title:



                                     H-2-3

                                   EXHIBIT H-3
                      TO THE TRUST AND SERVICING AGREEMENT
                          [FORM OF TRANSFER AFFIDAVIT]

STATE OF _____________ )
                       )       ss.:
COUNTY OF ___________  )


         The undersigned, being first duly sworn, deposes and says as follows:

         1. The undersigned is the __________ of ________________________ (the
"Investor"), a [corporation duly organized] and existing under the laws of _____________ on behalf of which he makes this affidavit.

         2. The Investor either (i) is not, and is not acquiring the Offered Certificates on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA or Section 4975 of the Code, or (b) is, or is acquiring the Offered Certificates on behalf of or with the assets of, an employee benefit plan or other retirement plan or arrangement subject to Title I of ERISA of Section 4975 of the Code and the conditions for exemptive relief under at least one of the following prohibited transaction class exemptions have been satisfied: Prohibited Transaction Class Exemption ("PTCE") 96-23 (relating to transactions effected by an "in-house asset manager"), PTCE 95-60 (relating to transactions involving insurance company general accounts, PTCE 91-38 (relating to transactions involving bank collective investment funds), PTCE 90-1 (relating to transactions involving insurance company pooled separate accounts), and PTCE 84-14 (relating to transactions effected by a "qualified professional asset manager").

         3. The Investor hereby acknowledges that under the terms of the Trust and Servicing Agreement (the "Agreement") between FINOVA Commercial Mortgage Loan Owner Trust 1998-1 and Wilmington Trust Company, as owner trustee, dated as of September __, 1998, no transfer of the Class A Certificates shall be permitted to be made to any person unless the Depositor and Owner Trustee have received a certificate from such transferee in the form hereof.

                   [FOR TRANSFERS IN RELIANCE UPON RULE 144A]

         4. The Investor is a "qualified institutional buyer" (as such term is defined under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and is acquiring the Offered Certificates for its own account or as a fiduciary or agent for others (which others also are "qualified institutional buyers"). The Investor is familiar with Rule 144A under the 1933 Act, and is aware that the transferor of the Offered Certificates and other parties intend to rely on the statements made herein and the exemption from the registration requirements of the 1933 Act provided by Rule 144A.


                                     H-3-1

         IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this_______ day of _____________, ____.


                                     _______________________________________
                                     [Investor]


                                     By:  __________________________________
                                          Name:
                                          Title:
ATTEST:

______________________



                                     H-3-2

STATE OF _____________ )
                       )       ss.:
COUNTY OF ___________  )

         Personally appeared before me the above-named _________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this ______ day of _______________, 199__.



                                          ______________________________________
                                          NOTARY PUBLIC

                                          My commission expires the
                                          __________ day of ______________, ____




                                     H-3-3

                                     ANNEX A

                               TAX CONSIDERATIONS


                  SECTION 1 Characterization of Trust for Tax Purposes. For United States federal and state income tax purposes, it is the intention of the Depositor and of each Holder that Trust shall be treated as a partnership (the "Tax Partnership") whose partners are the Class A Certificateholders and the Class B Certificateholders (which are hereinafter collectively referred to as the "Tax Partners").

                  SECTION 2 Capital Contributions and Capital Accounts.

                  (a) The value of the interests represented by the Class A Certificates shall equal the amount paid by the Class A Certificateholders for such interests on the date of initial issuance thereof (the "Formation Date"), or if such Class A Certificates are issued for property, the fair market value of such property on the Formation Date, and such amounts shall constitute the opening balance in their Capital Accounts (as hereinafter defined). The value of the interests represented by the Class B Certificates shall equal the aggregate fair market value of the Owner Trust Estate on the Formation Date less the value attributed to the Class A Certificates as described above. Such amount shall constitute the opening balance in the Class B Certificateholders' Capital Accounts.

                  (b) An individual capital account (a "Capital Account") shall be maintained for each Tax Partner in compliance with Treasury Regulations Sections 1.704-1(b)(2)(iv) and 1.704-2 and accordingly, except as otherwise provided herein:

                  (i) The Capital Account of each Tax Partner shall be credited by (A) the amount of cash and the fair market value of property other than cash contributed (or deemed contributed pursuant to Code Section
         708) by such Tax Partner to the Tax Partnership (net of any liabilities assumed by the Tax Partnership upon such contribution or to which such property is subject at the time of such contribution); and (B) the amount of any item of taxable income or gain and the amount of any item of income or gain exempt from tax allocated to such Tax Partner.

                  (ii) The Capital Account of each Tax Partner shall be debited by (A) the amount of any item of tax deduction or loss allocated to such Tax Partner; (B) such Tax Partner's allocable share of expenditures not deductible in computing taxable income and not properly chargeable as capital expenditures; and (C) the amount of cash and the fair market value of any property other than cash (net of any liabilities assumed by such Tax Partner or to which such property is subject at the time of distribution) distributed to such Tax Partner.

                  (iii) Immediately prior to any distribution of property in kind, the Tax Partners' Capital Accounts shall be adjusted by assuming that the distributed properties were sold for cash at their respective fair market values as of the date of distribution


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                  and crediting or debiting each Tax Partner's Capital Account with its respective share of the hypothetical gains or losses resulting from such assumed sales in the same manner as gains or losses on actual sales of such properties would be allocated under Section 4 below.

                  (iv) The Owner Trustee or the Tax Matters Partner (as defined herein) shall not make or cause to be made the election provided under Section 754 of the Code.

                  SECTION 3 Federal and State Income Tax Returns and Elections.

                  (a) The Tax Partners agree that the Depositor (or if the Depositor or an Affiliate thereof is not a Holder, the holder of the largest Percentage Interest in the Class B Certificates) shall serve as the "tax matters partner" (as such term is defined in Code Section 6231(a)(7)) (the "Tax Matters Partner") of the Tax Partnership. The Tax Matters Partner shall (i) apply or cause application to be made to the Internal Revenue Service for a taxpayer identification number for the Tax Partnership, (ii) elect or cause an election to be made to adopt the accrual method of accounting and, if permitted by applicable federal tax law, the calendar year as the Tax Partnership's fiscal year, (iii) except as otherwise provided herein, make or cause to be made such other elections as it deems proper, and (iv) prepare, execute and file or cause to be prepared, executed and filed the necessary federal and state partnership income tax returns for the Tax Partnership. Each Tax Partner agrees to furnish the Tax Matters Partner with all pertinent information relating to activities under the Trust Agreement which is necessary for the Tax Matters Partner to prepare and file federal and state partnership returns. In acting as Tax Matters Partner, the Tax Matters Partner shall use its best efforts, but shall incur no liability to the other Tax Partners.

                  (b) Within 60 days after the end of each of the Tax Partnership's taxable years, the Tax Matters Partner shall send or cause to be sent to each Tax Partner who has been a Tax Partner at any time during the taxable year then ended such tax information as shall be necessary for the preparation by such Tax Partner of its federal income tax return and state income and other tax returns, if any, in states where the Tax Partnership is organized or is doing business.

                  SECTION 4 Allocations.

                     (a) (i) "Net Income" and "Net Loss" respectively, for any
                  period, means the income or losses of the Tax Partnership as determined in accordance with the method of accounting followed by the Tax Partnership for federal income tax purposes, including, for all purposes, any income exempt from tax and any expenditures of the Tax Partnership described in Code Section 705(a)(2)(B); provided, however, (i) that any item allocated under Section 4(c) shall be excluded from the computation of Net Income and Net Loss and (ii) that if, as a result of the contribution of an asset whose fair market value differs from its adjusted basis for federal income tax purposes or as a result of the revaluation of the Tax Partnership's assets, the book value of any Tax Partnership asset differs from its adjusted basis for federal income tax purposes, gain, loss, depreciation and amortization with respect to such asset shall be computed using


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                  the asset's book value consistently with the requirements of
                  Treasury Regulations Section 1.704-1(b)(2)(iv)(g).

                  (ii) "Period" shall mean the calendar month; provided, that as to the month in which the Formation Date occurs, "Period" shall mean the period commencing on the Formation Date and ending on the last day of that calendar month, and as to the month in which the Tax Partnership terminates, "Period" shall mean the period beginning on the first day of such month and ending on the date of the Tax Partnership's termination.

                  (b) The Tax Partners agree that the Tax Partnership's Net Income and Net Loss and each item of income, gain, loss or deduction entering into the computation thereof for any Fiscal Year shall be allocated by first allocating the Tax Partnership's Net Income and Net Loss (and each item of income, gain, loss, or deduction entering into the computation thereof) for each Period within such Fiscal Year (as if such Period were a complete fiscal year) and then aggregating the allocations for each Period within the Fiscal Year. In the case of the transfer of any interest in the Tax Partnership, the items of Net Income and Net Loss allocated for any Period with respect to the transferred interest shall be allocated to the holder of that interest on the first business day of the month following the end of such Period (or in the case of the Period in which the Tax Partnership terminates, the last day of such Period). If the Tax Matters Partner determines that this method of allocation of items of Net Income and Net Loss is not consistent with the requirements of the Code and applicable Treasury Regulations, it may revise such method of allocation to conform with such requirements. The Tax Partnership's Net Income and Net Loss for each Period within a Fiscal Year shall be allocated as follows:

                  (i) Net Income for such Period shall be allocated as follows:

                           (A)(I) An amount of Net Income equal to the excess of
                  (x) the sum for such Period and each preceding period up to the Period beginning with the Formation Date of (1) the product of the Class A Certificate Interest Rate and (2) the Class A Certificate Principal Balance for such Period (and each such preceding period) LESS, if the initial issue price of the Class A Certificates exceeded their initial Class A Certificate Principal Balance, an amount equal to the excess of the sum for such Period and each preceding Period up to the Period beginning with the Formation Date, of that portion of any excess of the initial issue price of the Class A Certificates over their Class A Certificate Principal Balance that would have accrued with respect to such Periods if the Class A Certificates were indebtedness and such excess were amortizable bond premium, over (y) all amounts previously allocated to the Class A Certificateholders pursuant to this
                  Section 5.8(b)(1)(A)(I) shall be allocated 100% to the Class A Certificateholders, in proportion to their holdings of Class A Certificates; provided that the product of (1) and (2) in clause (x) shall be computed on the basis of the actual number of days


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                  in a calendar month [and a 360 day year], and that any such product shall be appropriately prorated for any Period that is not a full calendar month in a manner consistent with the computation of cash distributions with respect to such Periods as provided by the Sale and Servicing Agreement.

                           (II) If the Imputed Principal Balance of the Class A
                  Certificates exceeded their initial issue price, an amount of Net Income equal to the excess of (x) the sum for such Period and each preceding Period up to the Period beginning with the Formation Date, of that portion of any excess of the Class A Certificate Principal Balance of the Class A Certificates over their initial issue price that would have accrued with respect to such Periods if the Class A Certificates were indebtedness and such excess were original issue discount over (y) all amounts previously allocated to the Class A Certificateholders pursuant to this Section 4(b)(1)(a)(II) shall be allocated 100% to the Class A Certificateholders, in proportion to their holders of Class A Certificates.

                           (B) Any remaining Net Income shall be allocated 100%
                  to the Class B Certificateholders.

                  (ii) Net Losses for such Periods shall be allocated as follows:

                           (A) 100% to the Class B Certificateholders until the
                  Adjusted Capital Account (as hereinafter defined) balance of the Class B Certificateholders equals zero.

                           (B) 100% to the Class A Certificateholders, in
                  proportion to their holdings of Class A Certificates, until the Adjusted Capital Account balances of the Class A Certificateholders equal zero.

                           (C) Any remaining Net Losses shall be allocated 100%
                  to the Class B Certificateholders.

(c) (i) Any deductions attributable to (x) payments to the Owner Trustee and (y) payments to the Servicer shall be specially allocated to the Class B Certificateholders.

         (ii) If there is a net decrease in "partnership minimum gain" (within the meaning of Treasury Regulations Section 1.704-2(d)) for a Fiscal Year, then there shall be allocated to each Tax Partner items of income and gain for that year equal to that Tax Partner's share of the net decrease in partnership minimum gain (within the meaning of Treasury Regulations Section 1.704-2(g)(2)), subject to the exceptions set forth in Treasury Regulations Sections 1.704-2(f)(2), (3) and (5), provided, that if the Tax Partnership has any discretion as to an exception set forth pursuant to Treasury Regulations Section 1.704-2(f)(5), the Tax Matters Partner may exercise such discretion


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on behalf of the Tax Partnership. In the event the application of the minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Tax Partners, the Tax Matters Partner shall request the Internal Revenue Service to waive the minimum gain chargeback requirement pursuant to Treasury Regulations Section 1.704-2(f)(4). The foregoing is intended to be a "minimum gain chargeback" provision as described in Treasury Regulations Section 1.704-2(f) and shall be interpreted and applied in all respects in accordance with that Treasury Regulation.

         If during a Fiscal Year there is a net decrease in partner nonrecourse debt minimum gain (as determined in accordance with Treasury Regulations Section 1.704-2(i)(3)), then, in addition to the amounts, if any, allocated pursuant to the preceding paragraph, any Tax Partner with a share of that partner nonrecourse debt minimum gain (determined in accordance with Treasury Regulations Section 1.704-2(i)(5)) as of the beginning of the Fiscal Year shall, subject to the exceptions set forth in Treasury Regulations Section 1.704-2(i)(4), including exceptions analogous to those provided pursuant to Treasury Regulations Sections 1.704-2(f)(2), (3) and (5) (provided, that if the Tax Partnership has any discretion as to an exception set forth pursuant to Treasury Regulations Section 1.704-2(f)(5) as made applicable by Treasury Regulations Section 1.704-2(i)(4), the Tax Matters Partner may exercise such discretion on behalf of the Tax Partnership) be allocated items of income and gain for the year (and, if necessary, for succeeding years) equal to that Tax Partner's share of the net decrease in the partner nonrecourse minimum gain. If the event the application of the minimum gain chargeback requirement would cause a distortion in the economic arrangement among the Tax Partners, the Tax Matters Partner shall request the Internal Revenue Service to waive the minimum gain chargeback requirement pursuant to Treasury Regulations Sections 1.704-2(i)(4) and 1.704-2(f)(4). The foregoing is intended to be the "chargeback of partner nonrecourse debt minimum gain" required by Treasury Regulations Section 1.704-2(i)(4) and shall be interpreted and applied in all respects in accordance with that Treasury Regulation.

         (iii) If during any Fiscal Year of the Tax Partnership a Tax Partner unexpectedly receives an adjustment, allocation or distribution described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) or (6), which causes or increases a deficit balance in the Tax Partner's Adjusted Capital Account (as defined below), there shall be allocated to the Tax Partner items of income and gain (consisting of a pro rata portion of each item of Tax Partnership income, including gross income, and gain for such year) in an amount and manner sufficient to eliminate such deficit as quickly as possible. The foregoing is intended to be a "qualified income offset" provision as described in Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted and applied in all respects in accordance with the Treasury Regulations.

                  A Tax Partner's "Adjusted Capital Account," at any time, shall equal the Tax Partner's Capital Account at such time (x) increased by the sum of
(A) the amount of the Tax Partner's share of partnership minimum gain (as defined in Treasury Regulations Section 1.704-1(g)(1) and (3)), (B) the amount of the Tax Partner's share


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of partner nonrecourse debt minimum gain (as defined in Treasury Regulations
Section 1.704-2(i)(5)), and (C) any amount of the deficit balance in its Capital Account that the Tax Partner is obligated to restore on liquidation of the Tax Partnership and (y) decreased by reasonably expected adjustments, allocations and distributions described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

         (iv) Notwithstanding anything to the contrary in this Section 4, Tax Partnership losses, deductions, or Code Section 705(a)(2)(B) expenditures that are attributable to a particular partner nonrecourse liability shall be allocated to the Tax Partner that bears the economic risk of loss for the liability in accordance with the rules of Treasury Regulations Section 1.704-2(i).

         (v) Notwithstanding any provision of Sections 4(b) and 4(c)(i), no allocation of items of loss or deduction shall be made to a Tax Partner if it would cause the Tax Partner to have a negative balance in its Adjusted Capital Account. Allocations of items of loss or deduction that would be made to a Tax Partner but for this Section 4(c)(v) shall instead be made first to the Class B Certificateholders to the extent not inconsistent with this Section 4(c)(v), and second, to the Class A Certificateholders. To the extent allocations of items of loss or deduction cannot be made to any Tax Partner because of this Section 4(c)(v), such allocations shall be made to the Tax Partners in accordance with
Section 4(b) and Section 4(c)(i) notwithstanding this Section 4(c)(v).

         (vi) To the extent that any item of income, gain, loss or deduction has been specially allocated pursuant to Sections 4(c)(iii) and (v) and such allocation is inconsistent with the way in which the same amount otherwise would have been allocated under Sections 4(b) and 4(c)(i), subsequent allocations under Section 4(b) and 4(c)(i) shall be made, to the extent possible and without duplication, in a manner consistent with Section 4(c)(ii), (iii), (iv) and (v) which negate as rapidly as possible the effect of all such inconsistent allocations.

         (vii) Any allocations made pursuant to this Section 4 shall be made in the following order:

               (1) Section 4(c)(ii)

               (2) Section 4(c)(iii)

               (3) Section 4(c)(iv)

               (4) Section 4(c)(vi)

               (5) Section 4(c)(i)

               (6) Section 4(b)(i) and (ii)

These provisions shall be applied as if all distributions and allocations were made at the end of the Fiscal Year. Where any provision depends on the Capital Account of any Tax Partner, that Capital Account shall be determined after the operation of all preceding provisions for the year. These allocations shall be made consistently with the requirements of Treasury Regulations Section 1.704-2(j).


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                  (d) The income, gains, losses, deductions and credits of the
Tax Partnership for federal, state and local income tax purposes shall be allocated in the same manner as the corresponding items entering into the computation of Net Income and Net Losses were allocated pursuant to Sections 4(b) and (c); provided that solely for federal, local and state income and franchise tax purposes and not for book or Capital Account purposes, income, gain, loss and deduction with respect to property properly carried on the Tax Partnership's books at a value other than its tax basis shall be allocated (i) in the case of property contributed in kind, in accordance with the requirements of Code Section 704(c) and such Treasury Regulations as may be promulgated thereunder from time to time, and (ii) in the case of other property, in accordance with the principles of Code Section 704(c) and the Treasury Regulations thereunder as incorporated among the requirements of the relevant provisions of the Treasury Regulations under Code Section 704(b).

                  SECTION 5 Sale of Interests. The Tax Partners agree that any sale by a Tax Partner of any ownership interest in a Trust Certificate shall be deemed to be a sale of all or a portion of such Tax Partner's interest in the Tax Partnership.

                  SECTION 6 Termination of a Tax Partner's Interest. Any distribution by the Tax Partnership in termination of any Tax Partner's interest in the Tax Partnership other than pursuant to Section 7 below shall be in an amount of cash or property other than cash having a net fair market value equal to the positive Capital Account balance of such Tax Partner at the time such interest is terminated, after such Capital Account balance has been adjusted in accordance with Sections 2 and 4 above for all operations preceding such distribution and the applicable Treasury Regulations under Code Section 704(b), and shall be made by the later of: (a) the end of the Tax Partnership's taxable year in which such termination occurs; or (b) within 90 days after the date of such termination.

                  SECTION 7 Distributions upon Termination. Upon termination of the Agreement pursuant to its terms, the activities of the Tax Partners shall be concluded and the assets subject to the Agreement shall be distributed to the Tax Partners in the manner and in the order set forth below:

                  (a) Debts of the Tax Partnership created pursuant to the Agreement, other than to the Tax Partners, shall be paid.

                  (b) Debts owed among the Tax Partners created pursuant to the Agreement shall be paid.

                  (c) All cash on hand representing unexpended contributions by any Tax Partner shall be returned to the contributor.

                  (d) The Tax Partners' Capital Accounts shall be adjusted by:
         (i) assuming the sale of all remaining assets at their fair market values as of the date of termination of the Agreement; and (ii) debiting or crediting each Tax Partner's Capital Account with the Tax Partner's respective share of the hypothetical gains or losses resulting from such assumed sales in the same manner as such Tax Partner's Capital Account


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would be debited or credited under Section 4 above for gains or losses on actual sales of such properties.

                  (e) All Tax Partnership assets shall be distributed to the Tax Partners in accordance with their respective Capital Account balances as so adjusted by the later of (i) the end of the tax Partnership's taxable year in which the termination occurs, or (ii) within 90 days after the date of such termination, in the following order or priority:


                  (i) to the Class A Certificateholders; and

                  (ii) to the Class B Certificateholders.

                  If property subject to the Agreement is distributed pursuant to this paragraph, the amount of the distribution shall be equal to the net fair market value of the distributed property.

                  SECTION 8 Liability for Tax Matters. In no event shall the Owner Trustee, the Depositor (or other Tax Matters Partner, as applicable) the Servicer or the Transfer Obligor be liable for any liabilities, costs or expenses of the Trust arising out of the application of any tax law, including federal, state, foreign or local income or excise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition with respect thereto or arising from a failure to comply therewith) except for any such liability, cost or expense attributable to any act or omission by the Owner Trustee, the Depositor (or other Tax Matters Partner, as applicable), the Servicer or the Transfer Obligor as the case may be, in breach of its obligations under this Agreement.


                                      AN-8